Exhibit 10.19

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CONFIDENTIAL	Execution Copy

RESPIRATORY DISEASES

RESEARCH COLLABORATION

AND LICENSE AGREEMENT

by and between

Glaxo Group Limited

and

Five Prime Therapeutics, Inc.

CONFIDENTIAL

Respiratory Diseases Research Collaboration and License Agreement

This Respiratory Diseases Research Collaboration and License Agreement (this “Agreement”) is effective as of April 11, 2012 (the “Effective Date”) and is entered into by and between Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, England (“GSK”), and Five Prime Therapeutics, Inc., a Delaware corporation having a place of business at Two Corporate Drive, South San Francisco, CA 94080 (“FivePrime”). GSK and FivePrime are referred to individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, FivePrime has developed proprietary technology for the screening, identification, validation and characterization of target proteins involved in certain diseases, and for the development of therapeutic candidates directed to or against such targets or incorporating or deriving from such targets, for treatment of diseases;

WHEREAS, GSK and FivePrime desire to enter into a research collaboration to use the FivePrime proprietary technology to identify and advance targets involved in respiratory diseases, upon the terms and conditions set forth herein;

WHEREAS, GSK desires to obtain a license under FivePrime’s proprietary technology and intellectual property for the further research, development and commercialization of products directed to or against, or incorporating or deriving from, certain of such targets identified in such research collaboration (with certain exceptions as set forth herein), and FivePrime desires to grant such a license, all upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1 DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below.

1.1	“Acquiror” shall have the meaning set forth in Section 13.2.3.

1.2	“Advanced Reserved Target” shall have the meaning set forth in Section 3.4.1(d)(i)(6)(aa).

1.3	“Advanced Stage” shall have the meaning set forth in Section 3.4.1(d)(i)(6)(aa).

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1.4	“Affiliate” shall mean, any Person, whether de jure or de facto, that directly or indirectly controls, is controlled by, or is under common control with a Party. A Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, fifty percent (50%) or more of the outstanding shares of stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) entitled to vote for the election of directors, in the case of a corporation, or has comparable ownership interest in the case of any Person other than a corporation, or (b) controls or has the right to control, whether pursuant to contract, ownership of securities or otherwise, the board of directors or equivalent governing body of a Person, or the ability to cause the direction of the management or policies of a Person.

1.5	“Agreement” shall have the meaning set forth in the preamble.

1.6	“Alliance Manager” shall have the meaning set forth in Section 2.3.

1.7	“Annual Cap” shall have the meaning set forth in Section 6.2.3.

1.8	“Arbitration Demand” shall have the meaning set forth in Section 13.6.2.

1.9	“Bankruptcy Code” shall have the meaning set forth in Section 10.4.

1.10	“Biologic” shall mean, with respect to a Target: (a) such Target or a fragment or derivative thereof; (b) a sequence variant of such Target, or a fragment or derivative of such sequence variant; (c) a protein, antibody or peptide in any form that inhibits, activates or otherwise modulates the activity of such Target or sequence variant of such Target, or fragment or derivative of such Target or such sequence variant; or (d) a nucleic acid-containing molecule comprising a nucleotide sequence (RNA or DNA) that encodes any of the molecules described in (a)-(c) above.

1.11	“Biologics Target” shall have the meaning set forth in Section 3.4.2 (b)(ii).

1.12	“BLA” shall mean a Biological License Application (as defined by the FDA) or its foreign equivalent (or any successor application having substantially the same function).

1.13	“Business Day” shall mean any day other than (a) a Saturday, Sunday or other day on which banks in the State of New York, or in England or Wales, are permitted or required to close by law or regulation, or (b) the period of time beginning on December 24 and continuing until the first weekday that GSK re-opens for business following January 1.

1.14	“Business Entity” shall have the meaning set forth in Section 4.5.

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1.15	“Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.16	“Calendar Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.17	“Change of Control” shall have the meaning set forth in Section 13.2.3.

1.18	“Chief Patent Counsels” shall have the meaning set forth in Section 2.4.3.

1.19	“Claimed Target” shall mean an Offered Hit that has become a Claimed Target pursuant to Section 3.4.2(b)(i). A Claimed Target shall cease to be a Claimed Target when it becomes a Reverted Target pursuant to Section 3.4.2(b)(i), 3.4.4(c) or 4.4.5(c)(ii)(1), or a Committed Lead Target pursuant to Section 3.4.4(a).

1.20	“Claimed Targets Basket” shall have the meaning set forth in Section 3.4.2(b)(i).

1.21	“Claimed Target Data” shall have the meaning set forth in Section 3.4.3.

1.22	“Claiming Fee” shall have the meaning set forth in Section 6.3.1.

1.23	“Claiming Option” shall have the meaning set forth in Section 3.4.2(b)(i).

1.24	“Claiming Option Period” shall have the meaning set forth in Section 3.4.2(b)(i).

1.25	“Clinical Lead Product” shall have the meaning set forth in Section 5.1.2(b).

1.26	“Clinical Lead Target” shall have the meaning set forth in Section 5.1.2(a).

1.27	“Clinical Lead Target Development Period” shall mean, with respect to a particular Clinical Lead Target, the period of time commencing upon the designation of such Target as a Clinical Lead Target as set forth in Section 5.1.2(a) and ending upon: (a) GSK’s exercise of its PoM Option with respect to such Clinical Lead Target as set forth in Section 5.1.2(c); (b) the date FivePrime has discontinued the development (including non-clinical or pre-clinical development) of such Clinical Lead Target and has so notified GSK in writing; or (c) the date GSK has terminated such Clinical Lead Target.

1.28	“Clinical Trial” shall mean a Phase 1 Clinical Trial, Phase 2 Clinical Trial, or Phase 3 Clinical Trial.

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1.29	“CMC Work Package” shall have the meaning set forth in Section 5.5.1.

1.30	“Co-Culture Screening Assay” shall mean a Screening Assay that ***.

1.31	“Collaboration Patents” shall mean, collectively, FivePrime Collaboration Patents, GSK Evaluation Patents and Joint Patents. For clarity, Collaboration Patents does not include FivePrime Background Patents, FivePrime Platform Technology, GSK Licensed Product Patents or GSK Background Patents.

1.32	“Combination Product” shall mean a product that incorporates at least one Licensed Product and at least one additional therapeutically active ingredient that is not a Licensed Product.

1.33	“Commercially Reasonable Efforts” shall mean: (a) where applied to carrying out specific tasks and obligations under the Research Plan, deploying appropriate resources commensurate with the tasks or obligation, and carrying out such task or obligation in a sustained manner; and (b) where applied to the development or commercialization activities of a Party hereunder, the efforts and resources that such Party would use as part of an active and continuing program of development or commercialization of a pharmaceutical product owned by such Party, of a market potential similar to the market potential of a Licensed Product under evaluation, at a similar stage of its product life, taking into account the establishment of the Licensed Product in the marketplace, the competitiveness of the marketplace, the proprietary position of the Licensed Product, the regulatory status involved, the pricing, reimbursement and launching strategy and the relative safety and efficacy of the Licensed Product.

1.34	“Committed Lead Target” shall mean a Claimed Target for which GSK has exercised its Selection Option pursuant to Section 3.4.4, which has not become a Reverted Target pursuant to Section 5.1.2(a)(i) or (ii), or a Terminated Target pursuant to Section 10.6.1(c).

1.35	“Competing Activity” shall have the meaning set forth in Section 4.5.

1.36	“Compound” shall mean, with respect to a Target, any chemical molecule (including any small molecule, aptamer, antisense or RNAi) that (a) has the ability to inhibit, activate or otherwise modulate the activity of such Target, or a sequence variant of such Target, or fragment or derivative of such Target or such sequence variant, and (b) is not a Biologic.

1.37	“Compound Target” shall have the meaning set forth in Section 3.4.2(b)(ii).

1.38	“Confidential Information” shall have the meaning set forth in Section 7.1.

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1.39	“Contractor” shall have the meaning set forth in Section 3.5.3.

1.40	“Control”, “Controls” or “Controlled by” shall mean with respect to any intellectual property right, the possession of (whether by ownership or license, other than licenses granted pursuant to this Agreement) or the ability of a Party to grant access to, or a license or sublicense of, such right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense.

1.41	“Cover” “Covers” or “Covered” shall mean, with respect to a claim of a Patent, that such claim claims (a) the composition of matter of, (b) the primary screening method of detecting or measuring an activity, property or characteristics of, or (c) a method of making or using, in each of (a), (b) and (c), a Target, or a Biologic or Compound with respect to such Target. For clarity, a Valid Claim that Covers a class of modulators of a Target shall be deemed to Cover a Biologic or Compound that is included within such class.

1.42	“Disclosing Party” shall have the meaning set forth in Section 7.1.

1.43	“Dollar” “dollar” or “$” means the legal tender of the United States.

1.44	“ECD Product” means a Licensed Product comprising a Biologic that constitutes: (a) the extra-cellular domain of a Target which is a membrane-spanning protein (the “Original ECD”); (b) a fragment of such Original ECD; or (c) a variant of such Original ECD or fragment thereof, provided that the amino acid sequence of the portion of the Original ECD or fragment thereof that is included in such variant is equal or greater than *** percent (***%) identical to the amino acid sequence of the Original ECD or fragment thereof, in each case of (a) through (c) above, which may or may not be fused or otherwise linked to one or more protein or polymer that is not the Original ECD in order to increase the half life of the Original ECD, including an Fc domain or a fragment thereof, albumin or a fragment thereof, and polyethylene glycol.

1.45	“Effective Date” shall have the meaning set forth in the preamble of this Agreement.

1.46	“EMEA” shall mean the European Medicines Agency, or any successor thereof.

1.47	“EU” shall mean the European Union, as its membership may be altered from time to time, any successor thereto and any country included therein.

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1.48	“Excess Amount” shall have the meaning set forth in Section 6.2.3.

1.49	***.

1.50	“Expansion Notice” shall have the meaning set forth in Section 3.2.2.

1.51	“Extraordinary Samples” shall have the meaning set forth in Section 6.2.3.

1.52	“Extraordinary Sample Costs” shall have the meaning set forth in Section 6.2.3.

1.53	“FDA” shall mean the United States Food and Drug Administration, or any successor entity thereof.

1.54	“Field” shall mean the use of any Licensed Product for the prevention, treatment, palliation or cure of human diseases and conditions.

1.55	“First Commercial Sale” shall mean, with respect to a particular Licensed Product in a particular country, the first sale of such Licensed Product in such country following the receipt of Marketing Authorization. First Commercial Sale shall specifically exclude sales or transfers for ***.

1.56	“FivePrime” shall have the meaning set forth in the preamble of this Agreement.

1.57	“FivePrime Background Know-How” shall mean any and all Know-How that is (a) Controlled by FivePrime or its Affiliates as of the Effective Date or at any time during the Term; and (b) developed by or on behalf of FivePrime or its Affiliates outside of the conduct of the Research Program. FivePrime Background Know-How shall exclude Know-How included in FivePrime Platform Technology.

1.58	“FivePrime Background Patent” shall mean any and all Patents that (a) are Controlled by FivePrime or its Affiliates as of the Effective Date or at any time during the Term; and (b) arose outside of the conduct of the Research Program. FivePrime Background Patents shall exclude Patents included in FivePrime Platform Technology.

1.59	“FivePrime *** Technology” shall have the meaning set forth in Section 4.2.3(b).

1.60

“FivePrime Collaboration Know-How” shall mean any and all Know-How that (a) is Controlled by FivePrime or its Affiliates during the Term, and (b) arose from the conduct of the Research Program or FivePrime Early

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Development by or on behalf of FivePrime or its Affiliates pursuant to this Agreement, but excluding any Know-How included in the FivePrime Platform Technology and FivePrime Background Know-How, and excluding FivePrime’s interest in Joint Know-How.

1.61	“FivePrime Collaboration Patents” shall mean any and all Patents that (a) are Controlled by FivePrime or its Affiliates during the Term, and (b) arose from the conduct of the Research Program or FivePrime Early Development by or on behalf of FivePrime or its Affiliates, but excluding any Patents included in the FivePrime Platform Technology and FivePrime Background Patents, and excluding FivePrime’s interest in Joint Patents.

1.62	“FivePrime Early Development” shall mean, with respect to a Clinical Lead Target, the activities (including research, manufacturing, pre-clinical and clinical development activities) conducted by FivePrime with respect to such Clinical Lead Target (including with respect to any related Clinical Lead Product) during the applicable Clinical Lead Target Development Period under the FivePrime Early Development Plan for such Clinical Lead Target.

1.63	“FivePrime Early Development Plan” shall have the meaning set forth in Section 5.1.2(b).

1.64	“FivePrime Indemnitee” shall have the meaning set forth in Section 11.2.

1.65	“FivePrime Library” shall mean FivePrime’s proprietary library in its current form at the time the applicable Screening Assay is conducted, comprising (a) ***, (b) ***, (c) ***, and (d) ***.

1.66	“FivePrime Losses” shall have the meaning set forth in Section 11.2.

1.67	“FivePrime Platform Patents” shall have the meaning set forth in Section 8.2.1(a).

1.68	“FivePrime Platform Technology” shall mean any and all Patents and Know-How that Cover or relate to Five Prime’s proprietary technology and that are Controlled by FivePrime or its Affiliates as of the Effective Date or during the Research Program Term, which technology includes: (a) the FivePrime Library, including the design, composition and method of generation of the FivePrime Library; (b) FivePrime’s protein expression technology; (c) FivePrime’s in vivo or in vitro screening technology, including the *** technology); and (d) bioinformatics software applications and data.

1.69	“FivePrime Reverted Target Exclusivity Period” shall have the meaning set forth in Section 4.4.5(c)(ii)(2).

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1.70	“FTC” shall have the meaning set forth in Section 3.4.5.

1.71	“Government Official” means any individual that is: (a) an officer or employee of a government or any department, agency or instrument of a government; (b) acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government; (c) an officer or employee of a company or business owned in whole or part by a government; (d) an officer or employee of a public international organization such as the World Bank or United Nations; (e) an officer or employee of a registered political party or acting in an official capacity on behalf of a registered political party; and/or (f) a candidate for political office.

1.72	“GSK” shall have the meaning set forth in the preamble of this Agreement.

1.73	“GSK Alternative Committed Lead Target” shall mean (i) a GSK Alternative Target for which GSK has exercised its Selection Option, or (ii) a GSK Alternative Target that GSK has elected to substitute for a Committed Lead Target in accordance with Section 3.4.4(e).

1.74	“GSK Alternative Target” shall mean an alternative Target in the same pathway as an Offered Hit, Claimed Target, or Committed Lead Target, that is identified by GSK using Offered Hit Data, Claimed Target Data, FivePrime Background Know-How or FivePrime Collaboration Know-How.

1.75	“GSK Alternative Terminated Target” shall mean a GSK Alternative Committed Lead Target for which (a) GSK terminated its rights pursuant to Section 10.2, or (b) GSK’s rights were terminated pursuant to Section 10.3.

1.76	“GSK Alternative Terminated Product” shall have the meaning set forth in Section 10.6.1(e).

1.77	“GSK Background Know-How” shall mean any and all Know-How that (a) is Controlled by GSK or its Affiliates as of the Effective Date or at any time during the Research Program Term, and (b) is developed by or on behalf of GSK or its Affiliates outside of the conduct of the Research Program. For clarity, GSK Background Know-How may include GSK’s proprietary assay technology.

1.78	“GSK Background Patents” shall mean any and all Patents that (a) are Controlled by GSK or its Affiliates as of the Effective Date or during the Research Program Term, and (b) arose outside of the conduct of the Research Program.

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1.79	“GSK Evaluation Know-How” shall mean any and all Know-How that (a) is Controlled by GSK or its Affiliates during the Term, and (b) arose as a direct result of GSK’s activities under the Research Program (or, with respect to such GSK Evaluation Know-How that pertains to a particular Target, arose as a direct result of GSK’s activities under the Research Program until the date upon which such Target becomes a Committed Lead Target or a Reverted Target, as applicable). GSK Evaluation Know-How shall exclude GSK’s interest in any Joint Know-How, GSK Licensed Product Know-How, and GSK Background Know-How.

1.80	“GSK Evaluation Patents” shall mean any and all Patents that (a) are Controlled by GSK or its Affiliates during the Term, and (b) arose from GSK’s activities under the Research Program (or, with respect to such GSK Evaluation Know-How that pertains to a particular Target, arose as a direct result of GSK’s activities under the Research Program until the date upon which such Target becomes a Committed Lead Target or a Reverted Target, as applicable). GSK Evaluation Patents shall exclude GSK’s interest in any Joint Patents, GSK Licensed Product Patents, and GSK Background Patents.

1.81	“GSK Indemnitee” shall have the meaning set forth in Section 11.1.

1.82	“GSK Losses” shall have the meaning set forth in Section 11.1.

1.83	“GSK Licensed Product Know-How” shall mean, with respect to a Committed Lead Target or its corresponding Licensed Products, any and all Know-How that is Controlled by GSK or its Affiliates during the Term that arose from the development, manufacture, or commercialization of such Committed Lead Target or Licensed Products, as applicable, by or on behalf of GSK, but excluding GSK Background Know-How and GSK Evaluation Know-How. Notwithstanding the foregoing, when the term “GSK Licensed Product Know-How” is applied to GSK’s license grant to FivePrime under Section 10.6.1(d) with respect to any Terminated Product, GSK Licensed Product Know-How shall only include any and all Know-How that is Controlled by GSK or its Affiliates as of the date such Terminated Product becomes a Terminated Product that: (a) is incorporated into such Terminated Product as of the date such Terminated Product becomes a Terminated Product, or (b) is *** for the manufacture, sale or use of such Terminated Product as of the date such Terminated Product becomes a Terminated Product.

1.84

“GSK Licensed Product Patents” shall mean, with respect to a Committed Lead Target or its corresponding Licensed Products, any and all Patents that are Controlled by GSK or its Affiliates during the Term, that arose from the development, manufacture or commercialization of such Committed Lead Target or Licensed Products, as applicable, by or on behalf of GSK, but

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excluding GSK Background Know-How and GSK Evaluation Know-How. Notwithstanding the foregoing, when the term “GSK Licensed Product Patents” is applied to GSK’s license grant to FivePrime under Section 10.6.1(d) with respect to any Terminated Product, GSK Licensed Product Patents shall include any and all Patents that are Controlled by GSK or its Affiliates as of the date such Terminated Product becomes a Terminated Product that: (a) are incorporated in such Terminated Product as of the date such Terminated Product becomes a Terminated Product, or (b) are *** for the manufacture, sale or use of such Terminated Product as of the date such Terminated Product becomes a Terminated Product.

1.85	“GSK Reverted Target Exclusivity Period” shall have the meaning set forth in Section 4.4.5(c)(ii)(2).

1.86	“GSK Reverted Target Product” shall have the meaning set forth in Section 4.4.5(c)(ii)(3).

1.87	“***” shall mean a *** that is a *** consisting of ***, each originating from a separate *** (i.e., each such *** representing a *** together with all other *** from the same *** that has been demonstrated or is reasonably likely to have potential therapeutic activity in the respective disease).

1.88	“Hit” shall mean, with respect to a particular Screening Assay, a Target that: (a) when such Target or a fragment thereof was tested by FivePrime in such Screening Assay pursuant to the Research Program, satisfies the threshold for activity or inhibition in Respiratory Diseases and reproducibility as determined by the Working Group; (b) is not a Reserved Target (subject to Section 3.4.1(d)(i)(6)); and (c) is not a Third Party Target. A Hit shall cease to be a Hit when it becomes an Offered Hit or Reverted Target, in each case pursuant to Section 3.4.1(b) or Section 4.4.5(c)(ii). The Parties acknowledge that a Target that becomes a Reverted Hit for one Screening Assay is not precluded from becoming a Hit in a subsequent Screening Assay, so long as such Target has not in the interim become a Reserved Target subject to Section 3.4.1(d)(i)(6)), or a Third Party Target.

1.89	“HSR” shall have the meaning set forth in Section 3.4.5.

1.90	“Human Biological Samples” means human biological samples (including any derivatives or progeny thereof) and information regarding the origin, pathology or integrity of such samples obtained by a Party from the provider of such samples.

1.91	“IFRS” shall mean the International Financial Reporting Standards as adopted by and amended from time to time by the International Accounting Standards Board, or any successor entity thereof.

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1.92	“IND” shall mean any investigational new drug application filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside of the U.S. (such as a CTA in the European Union).

1.93	“Independent Assay” shall mean any assay performed by FivePrime outside the scope of the Research Program to which no Third Party has any contractual rights.

1.94	“Initiates,” “Initiated” or “Initiation” shall mean, with respect to a Clinical Trial, ***.

1.95	“Invoice” shall mean an accurate, complete and audit-worthy invoice. The term “audit-worthy” means that such invoice shall specify the Party issuing the invoice and identify this Agreement as the basis for the invoice, and shall include a description of the work or the item that the invoice covers, as well as any other reasonable items requested by GSK from time to time.

1.96	“Joint Know-How” shall mean any and all Know-How that is discovered, developed or invented (a) jointly by or on behalf of GSK and FivePrime, and (b) as a result of the Parties performing their obligations under the Research Plan.

1.97	“Joint Patent Committee” or “JPC” shall have the meaning in Section 2.4.1.

1.98	“Joint Patents” shall mean any and all Patents that claim an invention that was first conceived or first reduced to practice in the course of the Parties’ conducting of activities under the Research Program, where such invention was invented by individuals obligated to assign their rights to FivePrime or its Affiliates and GSK or its Affiliates.

1.99	“Joint Steering Committee” or “JSC” shall have the meaning set forth in Section 2.2.

1.100	“JSC Oversight Period” shall have the meaning set forth in Section 2.5.

1.101

“Know-How” shall mean any and all tangible and intangible information, data, results (including pharmacological, research and development data, reports and batch records) materials, including discoveries, improvements, compositions of matter, cell lines, assays, sequences, processes, methods, knowledge, protocols,

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formulas, utility, formulations, data, inventions (whether patentable or not), strategy, know-how and trade secrets, patentable or otherwise, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, in each case that has been treated by either Party as confidential or proprietary information and that is not generally known by the public, but excluding any of the foregoing to the extent described or claimed in any Patents.

1.102	“Know-How Royalty” shall have the meaning set forth in Section 6.4.2(b).

1.103	“LIBOR Rate” shall have the meaning set forth in Section 6.6.

1.104	“Licensed Product” shall mean any product comprising a Biologic or Compound that is directed to or against, or incorporates or is derived directly from, a Committed Lead Target for which GSK has exercised its Selection Option as provided in Section 3.4.4(a), a GSK Alternative Committed Lead Target for which GSK has exercised its Selection Option as provided in Section 3.4.4(a), or a GSK Alternative Committed Lead Target which GSK substituted for such Committed Lead Target pursuant to Section 3.4.4(e), and: (a) which is Covered by one or more Valid Claims included within the FivePrime Background Patents, FivePrime Collaboration Patents or Joint Patents; or (b) which was directly based upon, or directly incorporated or incorporates FivePrime Background Know-How, FivePrime Collaboration Know-How or Joint Know-How. Licensed Product shall also include any Combination Product. For the aggregation of Net Sales for the purpose of determining the applicable royalty rate under Section 6.4, all Combination Products and single agent Licensed Products comprising the same Biologic or Compound (as the case may be) shall be considered the same Licensed Product, regardless of the formulation, dosage strength, route of administration, packaging or product indication thereof or any other active ingredient(s) contained therein.

1.105	“Major Markets” shall mean the ***.

1.106	“Manufacturing Contractor” shall have the meaning set forth in Section 5.5.1.

1.107	“Marketing Authorizations” shall mean all approvals necessary from the relevant Regulatory Authority to permit a Party or its sublicense(s) to market and sell a Licensed Product in a particular country, including an NDA and BLA.

1.108	“Materials” shall have the meaning set forth in Section 3.5.7(a).

1.109	“Materials Receiving Party” shall have the meaning set forth in Section 3.5.7(a).

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1.110	“Materials Transferring Party” shall have the meaning set forth in Section 3.5.7(a).

1.111	“Merger” shall have the meaning set forth in Section 4.5.

1.112	“Merging Party” shall have the meaning set forth in Section 4.5.

1.113	“Mono-Culture Screening Assay” shall mean a Screening Assay that ***.

1.114	“MTR” shall have the meaning set forth in Section 3.5.7(a).

1.115	“NDA” shall mean a New Drug Application or similar application or submission in any country for approval to market a Licensed Product.

1.116	“Net Sales” shall mean the actual gross amount invoiced by GSK, or its Affiliate or sublicensee, for sales or other commercial disposition of a Licensed Product, in a bona fide, arms-length transaction to a Third Party purchaser (including distributors), less the following deductions to the extent directly applicable to such sales and are separately billed as part of such gross amount invoiced:

a)	normal and customary rebates, quantity, trade and cash discounts to customers actually allowed and properly taken;

b)	governmental and other rebates, chargebacks or administrative fees (or equivalents thereof) granted to managed health care organizations, pharmacy benefit managers (or equivalents thereof) or to federal, state, provincial, local and other governments, their respective agencies, purchasers and reimbursers or to trade customers actually allowed and properly taken;

c)	retroactive price reductions, credits or allowances actually granted upon rejections, destruction or returns of such Licensed Product, including for recalls or damaged goods;

d)	freight, postage, shipping and insurance charges actually allowed or paid for delivery of such Licensed Product, to the extent included in the gross sales price; wholesalers’ distribution fees actually paid, and fees actually paid for services or commissions to Third Party distributors, brokers or agents, other than sales personnel, sales representatives and sales agents employed by or on behalf of GSK, its Affiliates or sublicensees (or any Person in which a sublicensee has, or which Person has in such sublicensee, at least the level of ownership or control required to meet the definition of “Affiliate” in Section 1.1);

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e)	sales taxes, excise taxes, use taxes, import/export duties or other governmental charges actually due or incurred with respect to such sales, including value-added taxes, to the extent applicable; and

f)	amounts actually written off by reason of uncollectible to the extent consistent with GSK’s, its Affiliate’ or sublicensee’s business practices for its other products (such amounts shall be added back to the Net Sales when actually collected) not to exceed ***% *** of GSK’s gross sales for such Licensed Product.

Any of the above deductions shall be permitted if incurred in the ordinary course of business in type and amount consistent with good industry practice and determined in accordance with generally accepted accounting principles on a basis consistent with GSK’s audited consolidated financial statements.

Any Licensed Product *** shall not be included in Net Sales, provided that ***. Net Sales will not include transfers among GSK, its Affiliates, or sublicensees unless the recipient is the end user.

All other discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to the Licensed Product(s) and other product(s) of GSK and its Affiliates and sublicensees such that the Licensed Product(s) do not bear a disproportionate portion of such deductions.

In the event that a Licensed Product is sold as a Combination Product, Net Sales of the Combination Product shall be calculated as follows:

a)	If the Combination Product, the Licensed Product and all of the other therapeutically active ingredient(s) are sold separately, Net Sales of the Licensed Product portion of Combination Products shall be calculated by multiplying the total Net Sales of the Combination Product by the fraction A/(A+B), where A is the average gross selling price in the applicable country in the Territory of the Licensed Product sold separately in the same formulation and dosage, and B is the sum of the average gross selling prices in the applicable country in the Territory of all other therapeutically active ingredients in the Combination Product sold separately in the same formulation and dosage, during the applicable calendar year.

b)	If the Combination Product and the Licensed Product are sold separately, but the average gross selling price of the other

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therapeutically active ingredient(s) cannot be determined, Net Sales of the Combination Product shall be equal to the Net Sales of the Combination Product multiplied by the fraction A/C wherein A is the average gross selling price of the Licensed Product and C is the average gross selling price of the Combination Product.

c)	If the Licensed Product and the other therapeutically active ingredient(s) that make up the Combination Product are not sold separately, or if they are sold separately but the average gross selling price of neither the Licensed Product nor the other therapeutically active ingredient(s) can be determined, Net Sales of the Combination Product shall be equal to Net Sales of the Combination Product multiplied by a mutually agreed percentage.

The average gross selling price for such other therapeutically active ingredient(s) contained in the Combination Product shall be calculated for each calendar year by dividing the sales amount by the units of such other product(s), as published by IMS or another mutually agreed independent source.

In the case of any other sale or other disposal for value, such as barter or counter trade, of any Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for money, Net Sales shall be calculated as above on the fair market value of the consideration given. Adjustments may be made to the calculation of Net Sales as required by changes in IFRS as necessary in the future, or as appropriate to reflect required changes to GSK’s accounting rules (e.g., as a result of a change from IFRS to US GAAP) brought about by merger, take-over or law.

1.117	“Non-Selected Target” shall have the meaning set forth in Section 4.4.5(c)(i).

1.118	“Non-Selected Target Criteria” shall have the meaning set forth in Section 4.4.5(c)(i).

1.119	“Offered Hits” shall have the meaning set forth in Section 3.4.1(b). An Offered Hit shall cease to be an Offered Hit when it becomes a Reverted Target or a Claimed Target, in each case pursuant to Section 3.4.2(b)(i).

1.120	“Offered Hit Data” shall have the meaning set forth in Section 3.4.1(c).

1.121	“Other Technology” shall have the meaning set forth in Section 3.3.4(d).

1.122	“Party” or “Parties” shall have the meaning set forth in the preamble of this Agreement.

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1.123	“Patents” shall mean (a) all issued patents and pending patent applications, including the parents thereof and issued patents maturing therefrom, in the Territory including certificates of invention, applications for certificates of invention, provisional patent applications, non-provisional patent applications, utility models, or applications for utility models, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, reexaminations, renewals, confirmations, extensions and supplementary protection certificates, and (c) any foreign counterparts of any of the foregoing.

1.124	“Person” shall mean any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or other entity not specifically listed herein.

1.125	“Phase 1 Clinical Trial” shall mean a human clinical trial in any country of a Licensed Product that would satisfy the requirements of 21 C.F.R. § 312.21(a), or its foreign equivalent.

1.126	“Phase 2 Clinical Trial” shall mean a human clinical trial in any country of a Licensed Product that would satisfy the requirements of 21 C.F.R. § 312.21(b), or its foreign equivalent. For clarity, a trial called a Phase 1/2 or Phase 1b/2 trial shall be considered a Phase 2 trial if it satisfies the requirements of 21 C.F.R. § 312.21(b) or its foreign equivalent.

1.127	“Phase 3 Clinical Trial” shall mean a human clinical trial in any country of a Licensed Product that would satisfy the requirements of 21 C.F.R. § 312.21(b), or its foreign equivalent. For clarity, a trial called a Phase 2/3 trial shall be considered a Phase 3 trial if it satisfies the requirements of 21 C.F.R. § 312.21(c) or its foreign equivalent.

1.128	“PoM Option” shall have the meaning set forth in Section 5.1.2(c)(i).

1.129	“PoM Option Data Package” shall have the meaning set forth in Section 5.1.2(c)(i).

1.130	“PoM Option Exercise Period” shall have the meaning set forth in Section 5.1.2(c)(i).

1.131	“Product Infringement” shall have the meaning set forth in Section 8.3.1.

1.132	“Project Leader” shall have the meaning set forth in Section 2.1.

1.133	“Project Team” shall have the meaning set forth in Section 2.1.

1.134	“Proof of Mechanism Endpoint” shall have the meaning set forth in Section 5.1.2(b).

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1.135	“Quarterly Progress Report” shall have the meaning set forth in Section 5.2.2.

1.136	“Receiving Party” shall have the meaning set forth in Section 7.1.

1.137	“Regulatory Authority” shall mean any applicable government regulatory authority involved in granting approvals for the marketing and sale of a Licensed Product in the Territory, including the FDA and the EMEA.

1.138	“Regulatory Requirements” shall have the meaning set forth in Section 3.5.12(a).

1.139	“Research Plan” shall have the meaning set forth in Section 3.2.1.

1.140	“Research Program” shall mean the research activities undertaken by the Parties as set forth in the Research Plan.

1.141	“Research Program Term” shall mean the period starting as of the Effective Date and ending on the fourth (4th) anniversary of the Effective Date.

1.142	“Reserved Clinical Biologics” shall have the meaning set forth in Section 4.4.3(e).

1.143	“Reserved Target” shall mean a Target for which FivePrime has, in accordance with Section 3.4.1(d)(i), reserved the right to research, develop and commercialize including the following with respect to such Target: (a) a sequence variant thereof, (b) any Biologic that is or is a fragment of such Target or a fragment or sequence variant thereof, (c) any Biologic or Compound that modulates the activity of such Target or a fragment or sequence variant thereof; or (d) any nucleic acid encoding a molecule described in (a) – (c) or a fragment or variant of such nucleic acid. For the avoidance of doubt, FivePrime shall include all Reserved Targets existing as of any given time on the then current Reserved Target List.

1.144	“Reserved Target List” shall mean the list of Reserved Targets provided by FivePrime, which list shall not at any time during the Research Program Term include more than a total of *** such Reserved Targets, and which Reserved Targets shall be identified on the list only by their FivePrime internal tracking number (e.g., 12345678). The Reserved Target List may be updated from time to time during the Research Program Term as provided in this Agreement.

1.145	“Respiratory Diseases” shall mean, collectively and individually: ***.

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1.146	“Reverted Target” shall mean (a) a Hit that is no longer subject to further evaluation to determine whether such Hit should become an Offered Hit as determined by the Working Group as set forth in Section 3.4.1(b) or becomes a Reverted Target pursuant to Section 4.4.5(c)(ii)(1); (b) an Offered Hit that is not selected as a Claimed Target pursuant to Section 3.4.2(b)(i); (c) a Claimed Target that does not become a Committed Lead Target pursuant to Section 3.4.4(c); (d) a Track 1 Committed Lead Target that becomes a Reverted Target pursuant to Section 5.1.2(a)(i); or (e) a Clinical Lead Target that becomes a Reverted Target pursuant to Section 5.1.2(a)(iii) or Section 5.1.2(c)(i).

1.147	“Royalty Term” shall have the meaning set forth in Section 6.4.2.

1.148	“Screening Assay” shall mean an assay that is designed and carried out by the Parties pursuant to the Research Plan for screening the FivePrime Library (or a portion thereof as determined by the Working Group) for Targets or fragments thereof that are relevant in Respiratory Diseases.

1.149	“Selection Fee” shall have the meaning set forth in Section 6.3.2.

1.150	“Selection Option” shall have the meaning set forth in Section 3.4.4(a).

1.151	“South America” shall mean, ***.

1.152	“Supply Transition Plan” shall have the meaning set forth in Section 5.5.3.

1.153	“Target” shall mean: (a) (i) a human protein together with all other proteins translated from mRNA splice variants transcribed from the same human chromosomal genomic locus encoding such protein, or (ii) a ***; and (b) a protein having an amino acid sequence that is at least *** percent (***%) identical to the amino acid sequence of the protein set forth in (a) and demonstrates similar in vitro and in vivo activity for the respective disease as the protein set forth in (a) above (in the case of a ***, each *** of such *** shall meet such ***), in each case based on published data, data from experiments carried out under the respective Research Plan, or other data available to the Parties.

1.154	“Target Patents” shall mean Collaboration Patents that are directed to any Hit, Offered Hit, Claimed Target, Committed Lead Target or Licensed Product (or, if applicable, Terminated Product).

1.155	“Term” shall have the meaning set forth in Section 10.1.

1.156	“Terminated Product” shall have the meaning set forth in Section 10.6.1(e).

1.157	“Terminated Target” shall mean a Committed Lead Target for which (a) GSK terminated its rights pursuant to Section 10.2, or (b) GSK’s rights were terminated pursuant to Section 10.3.

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1.158	“Territory” shall mean worldwide.

1.159	“Third Party” shall mean any Person other than GSK, FivePrime and their respective Affiliates.

1.160	“Third Party Assay” shall mean an assay or other research performed by FivePrime on behalf of a Third Party or whereby such Third Party has or may obtain rights to Targets or other intellectual property arising therefrom.

1.161	“Third Party In-Licensed Target” means a Target with respect to which FivePrime has in-licensed or acquired from a Third Party the right to develop or commercialize such Target, or any Compound or Biologic with respect thereto.

1.162	“Third Party License Agreement” shall have the meaning set forth in Section 3.3.4(d).

1.163	“Third Party Target” shall mean a Target for which FivePrime has reserved the right for a Third Party to research, develop or commercialize including the following with respect to such Target: (a) a sequence variant thereof, (b) any Biologic that is or is a fragment of such Target or a fragment or sequence variant thereof, (c) any Biologic or Compound that modulates the activity of such Target or a fragment or sequence variant thereof, or (d) any nucleic acid encoding a molecule described in (a) – (c) or a fragment or variant of such nucleic acid. For the avoidance of doubt, all Third Party Targets existing at any given time will be included on the then-current Third Party Target List.

1.164	“Third Party Target List” shall mean the list of Third Party Targets maintained by FivePrime and identified only by their FivePrime internal tracking number (e.g., 12345678), which list FivePrime may update from time to time during the Research Program Term as provided in this Agreement.

1.165	“Track 1 Development” shall have the meaning set forth in Section 5.1.2(a).

1.166	“Track 2 Development” shall have the meaning set forth in Section 5.1.2(a).

1.167	“US” shall mean the United States of America and all of its territories and possessions.

1.168	“US GAAP” shall mean the generally accepted accounting principles for public and private companies in the US as promulgated by the Financial Accounting Standards Board, or any successor entity thereof.

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1.169	“Valid Claim” shall mean, with respect to any country, a claim of a Patent which: (a) has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which decision is not appealable or has not been appealed within the time allowed for appeal; (b) has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; and (c) if the claim is in a pending patent application, the patent application has not been pending for more than *** years from the date of the first substantive office action with respect to such patent application on the merits of such claim by the patent office having jurisdiction over such patent application. For the purposes of this definition of Valid Claim, the term “substantive office action” shall mean a correspondence from the patent office to the applicant specifying the examination of the claims in a patent application specifying the allowance thereof or statutory grounds for any objection to or rejection thereof. For clarity, a correspondence from the patent office shall not be a “substantive office action” if it solely relates to formality requirement issues. For further clarity, a claim which issues after being pending for more than *** years from the date of the first substantive office action as described in (c) above shall as of the date of issuance and subject to 1.169(a)-(b) herein, be a “Valid Claim.”

1.170	“Working Group” shall have the meaning set forth in Section 2.1.

ARTICLE 2 GOVERNANCE

2.1

Working Group and Project Leaders.  Each Party shall establish a team (the “Project Team”) that shall work together with the other Party’s Project Team to form a single group (collectively, the “Working Group”) that is responsible for carrying out the activities under the Research Plan. Each Party may assemble its Project Team in its own discretion, based on its reasonable assessment of the staffing needs for the activities to be carried out by the respective Party. The size and composition of a Party’s Project Team may be changed by a Party at any time for any reason, in its sole discretion. GSK and FivePrime each shall appoint a member of its respective Project Team (each, a “Project Leader”), who shall be responsible for coordinating the Research Program for his/her own Project Team and the Working Group. The Project Leader(s) shall be the primary contact between the Parties with respect to the Research Program. Each Party shall notify the other within *** days of the Effective Date of the appointment of a Project Leader and shall notify the other Party in writing prior to changing this appointment. The Working Group shall make decisions on day-to-day operational matters, make decisions on which Hits shall be subject to further assays to confirm selection of such Hits as

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Offered Hits, as provided in Section 3.4.1(b), and conduct the activities under the Research Plan. The Working Group shall also serve as a forum through which the Parties will share day-to-day operational information regarding the Research Program, all in accordance with the terms of this Agreement.

2.2	Joint Steering Committee. The Parties shall establish a joint committee to oversee Research Program activities during the Research Program Term and FivePrime Early Development activities for Track 2 Development of a Clinical Lead Product during the Clinical Lead Target Development Period (the “Joint Steering Committee” or “JSC”).

2.2.1	Composition of the JSC. The JSC shall consist of *** FivePrime representatives and *** GSK representatives. Each Party shall designate its JSC representatives within *** days after the Effective Date. Each Party may change its JSC representatives from time to time in its sole discretion, effective upon written notice to the other Party of such change. A Party’s representatives to the JSC shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Research Program, and shall have responsibilities within such Party for the Research Program. Additional non-voting observers may, from time to time, be invited to attend JSC meetings by the Parties, provided that any such observers who are not employees of either Party or its Affiliates may only attend with the prior written consent of the other Party, further provided that all such observers shall be bound by confidentiality and non-use obligations similar as those contained in Article 7 (with a shorter duration for such obligations, if appropriate, which in no event shall be shorter than *** years after the receipt of the applicable confidential information by such observer).

2.2.2

Scope of Joint Steering Committee Oversight.  Subject to Section 2.2.3 and except as otherwise provided herein, during the JSC Oversight Period the JSC shall oversee the Parties’ activities with respect to the Research Program as well as FivePrime Early Development of Track 2 Development for any Clinical Lead Target or Clinical Lead Product. The JSC shall perform the following functions: (a) prioritizing experiments for the Working Group; (b) resolving disputes between Project Teams comprising the Working Group; (c) conferring regarding the status of the Research Program and FivePrime Early Development; (d) reviewing data generated in the course of the Research Program and FivePrime Early Development; (e) considering and advising on any technical issues that arise in the course of the Research Program and FivePrime Early Development; (f) approving amendments to the Research Plan; (g) subject to Section 2.2.3(c) and Section 5.1.2(b), approving the FivePrime Early Development Plan and any

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amendments thereto, including the selection of Proof of Mechanism Endpoints; (h) evaluate the achievement of Proof of Mechanism Endpoints for each Clinical Lead Product; (i) reviewing written updates submitted to the JSC pursuant to Section 3.5.1(c) and Section 5.2; (j) monitoring the Parties’ progress under the Research Program in accordance with the then-current Research Plan; (k) monitor FivePrime Early Development activities; and (l) performing such other obligations as set forth in this Agreement or as otherwise necessary for the conduct of the Research Program. To the extent that the Parties mutually agree that an un-performed Screening Assay(s) would not be scientifically feasible to perform, then the JSC may also, during the Research Program Term, modify the Research Plan to substitute any un-performed Screening Assay with a new Screening Assay that is of similar scope and would require similar research efforts; provided that any substitution shall not cause either GSK or FivePrime to incur additional costs, unless the Parties otherwise agree in writing. When evaluating whether a substitute Screening Assay is of similar scope and would require similar research efforts as the un-performed Screening Assay to be replaced, the JSC shall consider the specific research efforts necessary to perform both such Screening Assay and the substitute Screening Assay to ensure that the substitute Screening Assay requires equivalent research efforts. When measuring the equivalent research efforts to be transferred to a substitute Screening Assay, the JSC may also consider *** to ensure that any ***. If the JSC modifies the Research Plan to substitute a different Screening Assay as set forth herein, then each Party shall transfer such efforts as would have been expended on the un-performed Screening Assay under the Research Plan to the substitute Screening Assay. For clarity, the JSC shall not have any authority beyond the specific matters set forth in this Section 2.2.2, including not having the authority to: (i) obligate GSK to exercise the Claiming Option or Selection Option with respect to any Target, or obligate GSK to exercise its PoM Option with respect to any Clinical Lead Target; (ii) amend this Agreement (including making any modifications to the financial terms set forth herein), waive any breach of either Party under this Agreement, or terminate this Agreement; (iii) make decisions or take any actions that are inconsistent with the terms of this Agreement; (iv) approve any Research Plan amendment that would result in any increase to the payments GSK is or would be obligated to make to FivePrime pursuant to the terms of this Agreement; or (v) subject to Section 2.2.3(c), approve any Research Plan amendment that would result in the increase of any funding or resource commitment by FivePrime inconsistent with the terms of this Agreement.

2.2.3	Decision Making. It is anticipated that most day-to-day decisions will be made at the level of the Working Group, except for those that are within the

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purview of the JSC as specified in Section 2.2.2. If the Working Group disagrees on any of the decisions within the purview of the Working Group pursuant to Section 2.1, the Project Leaders will first try to reach agreement on such matter. If the Project Leaders are unsuccessful in reaching agreement within *** days after first attempting to resolve such matter, either Party shall have the right, upon prior written notice to the other Party, to elevate the matter to the JSC for discussion and resolution at the next regularly scheduled meeting of the JSC or at some earlier ad hoc scheduled meeting of the JSC as agreed to by the Parties. At each JSC meeting, each Party shall have collectively one (1) vote in all decisions within the JSC’s purview, as specified in Section 2.2.2, and all decisions of the JSC shall be made by unanimous vote, except as set forth below:

a)	Except as set forth in Sections 2.2.3(b) and 2.2.3(c), in the event that the JSC cannot reach a unanimous vote with respect to a decision within its purview as provided in Section 2.2.2, such dispute shall be referred to *** and *** (or their respective designees who are members of senior management with the power and authority to resolve such matter). If such senior executive and senior management representative cannot agree on a matter within *** Business Days after their first discussion regarding such matter, then except as provided in Section 3.4.2(b)(ii) and Section 5.1.2(b), FivePrime shall, in good faith and taking into consideration the comments of GSK, have the final decision-making authority, provided that such final decision of FivePrime shall not result in any additional cost to GSK under the Research Program. For clarity, FivePrime shall not exercise its final decision-making authority in a manner that would result in a material reduction of efforts by either Party as originally contemplated in the Research Plan.

b)	After GSK has exercised its Selection Option for a given Claimed Target and if such resulting Committed Lead Target does not become a Clinical Lead Target as provided in Section 5.1.2(a), notwithstanding that the JSC Oversight Period may still be in effect, the JSC shall have no oversight over such Committed Lead Target. GSK shall have sole and final decision-making authority with respect to all decisions regarding such Committed Lead Target and the corresponding Licensed Product in accordance with the terms and conditions of this Agreement, and GSK shall, in its sole discretion, control the research, development, progression, regulatory activities, manufacturing, marketing, sales and other commercialization of any such Licensed Product in the Field in the Territory, unless such Committed Lead Target becomes a Reverted Target pursuant to Section 5.1.2(a)(i) or (ii), or a Terminated Target pursuant to Section 10.6.1(c).

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c)	After GSK has exercised its Selection Option for a given Claimed Target and such resulting Committed Lead Target becomes a Clinical Lead Target, then during the Clinical Lead Target Development Period, if the JSC cannot agree on a matter with respect to such Clinical Lead Target, the matter shall be escalated to *** and ***, or their respective designees with the power and authority to resolve such matter. If such senior executive and senior management cannot agree on a matter after such escalation, then GSK shall, in good faith and taking into consideration the comments of FivePrime, have the final decision-making authority with respect to any such decisions, provided that if such final decision by GSK would result in any additional out-of-pocket costs to FivePrime with respect to Track 2 Development of a Clinical Lead Target (as compared to the initial FivePrime Early Development Plan with respect to such Track 2 Development of such Clinical Lead Target), FivePrime shall not be obligated to incur such additional costs until GSK and FivePrime have discussed and agreed upon an appropriate allocation of such additional costs.

2.2.4	Meetings and Minutes. The JSC shall meet at least *** every *** during the JSC Oversight Period in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than *** each *** during the JSC Oversight Period in person unless the Parties otherwise agree, with the location for such location for such in-person meetings alternating between FivePrime’s and GSK’s facilities in the United States, or such other location as may be determined by the JSC. Alternatively, the JSC may meet by means of teleconference, Internet conference, videoconference or other similar communications equipment. Each Party shall bear its own travel and lodging expenses related to participation in and attendance at such meetings by its JSC representatives. FivePrime shall prepare written minutes of the meetings of the JSC and provide such minutes to GSK for review no later than *** days after the date of the meeting to which the minutes pertain, which minutes shall become official if GSK does not provide any comments to such minutes within *** Business Days (or such additional period of time as mutually agreed by the Parties) after FivePrime provides such minutes to GSK for review. In the event that GSK provides comments to the minutes within such *** Business Day period (or such additional period of time as mutually agreed by the Parties), the JSC will discuss such comments in good faith to resolve any discrepancies within *** days after receipt of such comments from GSK, subject to the same decision-making mechanism as set forth in Section 2.2.3.

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2.3	Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party under this Agreement (each, an “Alliance Manager”). Each Alliance Manager shall thereafter be permitted to attend meetings of the JSC as a non-voting observer, subject to the confidentiality provisions of Article 7. The Alliance Managers shall be in place for the duration of the Term and, except with respect to the Research Plan for which the Working Group is responsible, shall be the primary point of contact for the Parties regarding the collaboration activities contemplated by this Agreement. The Alliance Managers shall also be responsible for assisting the JSC in performing its oversight responsibilities, including monitoring whether activities are being conducted in accordance with the Research Plan and preparing and finalizing the minutes from meetings of the JSC. The name and contact information for such Alliance Managers, as well as any replacement(s) chosen by FivePrime or GSK, in their sole discretion, from time to time, shall be promptly provided to the other Party.

2.4	Joint Patent Committee.

2.4.1	Formation. Promptly, and in any event within *** calendar days after the Effective Date, the Parties shall establish a joint patent committee under this Agreement (the “Joint Patent Committee” or “JPC”) as more fully described in this Section 2.4. The JPC shall consist of *** of representatives from each of FivePrime and GSK (***).

2.4.2	Role. The JPC shall be responsible for developing patent strategy for Collaboration Patents, including making key decisions on filing, prosecution, maintenance, enforcement and defense, as well as providing a forum for the Parties to discuss material issues and provide input to each other regarding Collaboration Patents. As part of these duties, the JPC shall determine which Patents are to be considered Collaboration Patents and will oversee the determination of inventorship on each Collaboration Patent. Periodically during the Research Program Term, or upon request, the JPC shall report its activities and the status of such to the JSC. For the avoidance of doubt, any and all roles, responsibilities and decision-making of the JPC shall be limited to that which is consistent with and permissible by either FivePrime or GSK, as applicable, under the terms and conditions of any applicable Third Party licenses.

2.4.3

Decisions.  During the time period that the JPC is in place, all decisions of the JPC shall be made by consensus with each Party collectively having one (1) vote in all decisions of the committee. In the event that the JPC is unable to reach a decision within *** Business Days after it has met and attempted to reach such decision, then either Party may, by written notice to

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the other, have such issue submitted to the chief patent counsels of GSK and FivePrime (“Chief Patent Counsels”), or such other person holding a similar position designated by GSK or FivePrime from time to time, for resolution. The Chief Patent Counsels shall meet promptly to discuss the matter submitted and to determine a resolution. If the Chief Patent Counsels are unable to determine a resolution in a timely manner, which shall in no case be more than *** Business Days after the matter was referred to them, then the matter will be resolved as follows: If the matter involves (i) an inventorship determination for a Collaboration Patent, or (ii) whether a Joint Patent is a Collaboration Patent, then a final decision with respect to such matter will be made by an independent patent attorney mutually acceptable to the Parties with at least *** years of experience in biotechnology-related patent prosecution (or who has such other similar credentials as mutually agreed by the Parties) within *** days of referral of the matter to the independent patent attorney, which referral will be made promptly. If the matter involves whether a Patent (other than a Joint Patent) is a Collaboration Patent, the final decision will be made by the Chief Patent Counsel of FivePrime for Patents solely Controlled by FivePrime and will be made by the Chief Patent Counsel of GSK for Patents solely controlled by GSK. Once a determination is made as provided in this Section 2.4.3 regarding whether a Joint Patent or Patent is a Collaboration Patent, final decision-making authority with respect to the filing, prosecution or maintenance of any such Collaboration Patent(s) shall be as set forth in Sections 8.2.1(c) and 8.2.1(d). For clarity, except as set forth above, patent strategy decisions regarding Patents directed to a Third Party Target, FivePrime Reserved Target, Terminated Target, Reverted Target, or Licensed Product shall be outside of the scope of the JPC.

2.4.4	Meeting. The JPC shall meet at least *** times per ***, either in person, by teleconference or by video conference, on such dates and at such places and times agreed to by the Parties. Each Party shall bear its own travel and lodging expenses related to participation in and attendance at such meetings by its JPC representatives.

2.5

Oversight Periods of Committees.  The activities to be performed by the JSC and the JPC shall solely relate to governance under this Agreement, and shall not involve the delivery of services. The JSC shall continue to exist until the first to occur of (a): the longer of (i) the expiration of the Research Program Term, or (ii) the completion of FivePrime’s activities under the applicable FivePrime Early Development Plan for the last Track 2 Development of a Clinical Lead Target; (b) the date the Parties mutually agree to disband the JSC; or (c) the date FivePrime provides written notice to GSK of its intention to disband and no longer participate in the JSC (such period, the “JSC Oversight Period”). The JPC shall continue to

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exist until the first to occur of: (a) the expiration of the Term; (b) the date the Parties mutually agree to disband the JPC; or (c) the date FivePrime provides written notice to GSK of its intention to disband and no longer participate in the JPC. If FivePrime provides written notice of its intent to disband the JSC or JPC or the Parties mutually agree to disband such committee, such committee shall have no further obligations under this Agreement and GSK shall control any decisions that were previously the responsibility of such committee.

ARTICLE 3 RESEARCH PROGRAM

3.1	Overview. FivePrime and GSK shall engage in the Research Program in accordance with the terms and conditions set forth in this Agreement and in accordance with the Research Plan.

3.1.1	Goal of the Research Program. The goal of the Research Program is to discover and advance Biologics and/or Compounds directed to or against, or incorporating or deriving from, Targets arising from screens of the FivePrime Library in Screening Assays as set forth in the applicable Research Plan. The Parties intend to achieve such goal through FivePrime’s screening of the FivePrime Library (or a portion thereof as determined by the Working Group) to identify such Targets as set forth in the Research Plan, and through GSK’s evaluation of certain such Targets.

3.1.2	Additional Responsibilities of GSK. Upon GSK’s selection and designation of a Claimed Target as a Committed Lead Target or a GSK Alternative Target as a GSK Alternative Committed Lead Target, if applicable, under this Agreement, subject to Section 5.1.2, GSK will be solely responsible, and will have sole and final decision-making authority with respect to the conduct of the research, development, progression, regulatory activities, manufacturing, marketing, sales and other commercialization activities of Licensed Products with respect to such Committed Lead Target or GSK Alternative Committed Lead Target, if applicable, in the Field in the Territory in accordance with the terms and conditions of this Agreement, without submitting any such matter for review or decision to the JSC.

3.2	Research Plan; Additional Screening Assays.

3.2.1

Research Plan.  The Parties have agreed upon a research plan, which is attached to this Agreement as Exhibit A, and which shall govern the Parties’ activities under the Research Program during the Research Program Term in Respiratory Diseases (the “Research Plan”). As more fully set forth in the Research Plan, the Parties will conduct

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activities to: (a) seek to identify potential Targets in Respiratory Diseases initially through the conduct of *** Screening Assays; (b) conduct further characterization work with respect to Targets identified in Screening Assays; and (c) perform work to assess the feasibility of conducting Co-Culture Screening Assays hereunder. Subject to Section 2.2.3, each Party shall use its Commercially Reasonable Efforts to conduct those activities allocated to it under the Research Plan. Neither Party shall be obligated to conduct activities that are not described in the Research Plan, unless such additional activities are mutually agreed in writing in advance by the Parties.

3.2.2	Expansion of Research Program to Include Additional Screening Assays. GSK may at any time prior to the *** anniversary of the Effective Date elect to expand the Research Program to include up to *** additional Screening Assays, which shall be either Mono-Culture Screening Assays, Co-Culture Screening Assays or a combination of the two, by providing FivePrime with written notice thereof (an “Expansion Notice”), either through a one-time additional *** Screening Assay expansion or *** separate one additional Screening Assay expansions during such *** year period. GSK shall specify in each Expansion Notice it elects to deliver whether such additional Screening Assay(s) are Mono-Culture Screening Assays, Co-Culture Screening Assays or a combination of the two. Promptly after the delivery of an Expansion Notice, the Parties shall negotiate in good faith an amendment of the Research Plan to include activities with respect to the conduct of the additional Screening Assay(s), provided that such amendment shall only be effective upon the written approval of both Parties, and provided further that such amendment shall be solely for the purpose of adding the activities necessary to conduct such additional Screening Assays and shall not include any increase to the payments GSK is or would be obligated to make to FivePrime pursuant to the terms of this Agreement.

3.3	Third Party In-Licensed Targets. Subject to Sections 4.4.2, 4.4.3 and 4.4.5(a)(i), FivePrime may in-license or acquire any Third Party In-Licensed Target during the Research Program Term, subject to the conditions set forth in this Section 3.3 below. Unless otherwise mutually agreed by the Parties in writing, FivePrime shall be solely responsible for payment of any and all fees, payments and expenses of any kind owed to any Third Parties with respect to such Third Party In-Licensed Targets.

3.3.1	FivePrime shall not use any GSK Background Know-How, GSK Background Patents, GSK Evaluation Know-How, GSK Evaluation

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Patents, or any other Know-How, data or information of either Party learned by FivePrime in the conduct of the Research Program to form the basis of or to otherwise inform in any way FivePrime’s decision to in-license or otherwise acquire or access a Third Party In-Licensed Target;

3.3.2	If FivePrime licenses or acquires a Third Party In-Licensed Target during the Research Term that has a primary use outside of *** and outside of ***, FivePrime may include such Third Party In-Licensed Target on the Reserved Target List in accordance with Section 3.4.1(d)(i), in which event such Third Party In-Licensed Target shall be subject to the terms of Section 3.4.1(d), including, if applicable, GSK’s *** rights set forth in Section 3.4.1(d)(6)(cc) and FivePrime’s ability to designate such Target as an Advanced Target in accordance with Section 3.4.1(d)(6)(aa).

3.3.3	FivePrime shall not, without the prior written consent of GSK, in-license a Third Party In-Licensed Target that, at the time of such in-license, FivePrime knows or reasonably believes, based on the published scientific literature at the time, to have its primary use in the treatment of ***. If FivePrime in-licenses or acquires a Third Party In-Licensed Target and after such in-license or acquisition such Third Party In-Licensed Target is shown in published scientific literature to be useful in the treatment of ***, FivePrime shall not, during ***, develop such Third Party In-Licensed Target, or Compounds or Biologics with respect to such Third Party In-Licensed Target, in ***.

3.3.4	If, during the Research Program Term, FivePrime in-licenses or acquires a Third Party In-Licensed Target for the purpose of ***, then:

a)	FivePrime shall not remove such Third Party In-Licensed Target from the FivePrime Library for the purpose of conducting Screening Assays under this Agreement;

b)	FivePrime shall not have the right to include such Third Party In-Licensed Target on the Reserved Target list during ***;

c)	FivePrime shall present such Third Party In-Licensed Target to GSK as a Hit pursuant to Section 3.4.1(a) if such Target is identified as a Hit in a Screening Assay conducted under the Research Program and meets the criteria for a Hit, and such Third Party In-Licensed Target shall thereafter be subject to the terms and conditions of this Agreement in the same manner as any other Hit resulting from such Screening Assays (and subsequently, Offered Hit, Claimed Target and Committed Lead Target, if applicable); and

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d)

If such Third Party In-Licensed Target is presented to GSK as a Hit under Section 3.4.1(a) and subsequently such Target becomes a Committed Lead Target, then promptly after such Target becomes a Committed Lead Target and to the extent FivePrime has the contractual right to do so, FivePrime shall provide to GSK a copy of the agreement(s) with Third Party(ies) under which FivePrime obtained rights to such Third Party In-Licensed Target (each, a “Third Party License Agreement”). In the event that FivePrime does not have a contractual right to provide a copy of such Third Party License Agreement to GSK, FivePrime will use its reasonable efforts under the circumstances to obtain consent from such Third Party to provide a copy of such Third Party License Agreement to GSK. GSK shall have the right, at its election, to: (i) cause FivePrime to use commercially reasonable efforts to either assign or sublicense (at GSK’s election) to GSK FivePrime’s rights and obligations under such Third Party License Agreement; or (ii) obtain the rights to such Third Party In-Licensed Target directly from such Third Party(ies), in which case FivePrime may elect to terminate such Third Party License Agreement, at no cost or expense to GSK. For the avoidance of doubt, nothing in this Section 3.3.4(d) shall be interpreted or construed as an assignment or sublicense by FivePrime to GSK of any of FivePrime’s rights or obligations, including any payment obligations, under such Third Party License Agreement unless and until GSK elects for FivePrime to assign or sublicense to GSK any such rights and obligations under such Third Party License Agreement as set forth in this Section 3.3.4(d). In the event FivePrime has obtained under such Third Party License Agreement the rights to Targets and/or technology (including any Patents and/or Know-How) in addition to such Third Party In-Licensed Target (the “Other Technology”), then: (A) FivePrime shall have the right to redact the portion of such agreement(s) pertaining solely to such Other Technology (and not to Third Party In-Licensed Target) prior to providing such agreement(s) to GSK; (B) any assignment or sublicense of FivePrime’s rights and obligations under such Third Party License Agreement to GSK shall be solely with respect to the Third Party In-Licensed Target, and the Parties shall negotiate in good faith as to a reasonable allocation of any rights or obligations, including an appropriate allocation of any costs, fees, expenses, maintenance fees, milestone payments, and royalty payments, between the

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Parties as a result thereof; and (C) in the event GSK elects to obtain a direct license from such Third Party, FivePrime shall not be required to terminate such Third Party License Agreement with respect to the Other Technology. If: (A) within *** days after GSK’s receipt of the Third Party License Agreement from FivePrime, FivePrime does not receive a written notification from GSK that it elects to obtain from FivePrime an assignment or sublicense under the Third Party License Agreement; or (B) if FivePrime receives such written notification from GSK within such *** day period, but such sublicense or assignment is not effected within *** days thereafter, then FivePrime shall have the right, exercisable at its sole discretion, to terminate such Third Party License Agreement in its entirety or with respect to such Third Party In-Licensed Target.

3.3.5	This Section 3.3 shall not be construed as limiting FivePrime’s right to in-license or acquire Third Party intellectual property that FivePrime determines to be necessary for the freedom to operate, or necessary or useful for the conduct of, its internal research and/or development programs with respect to Targets resulting from any FivePrime internal program, and such in-licensed or acquired Third Party rights shall not cause such Target resulting from a FivePrime internal program to be deemed a Third Party In-Licensed Target or subject such Target to the provisions of this Section 3.3. For the avoidance of doubt, this Section 3.3.5 shall not be construed to modify or amend the terms of Section 6.4.3.

3.4	Activities under the Research Program.

3.4.1	Hits; Sharing of Data; Offered Hits.

a)	Hits; Sharing of Data. FivePrime shall conduct screening of the FivePrime Library (or a portion thereof, as determined by unanimous agreement of the Working Group) using the Screening Assays in accordance with the Research Plan to identify Hits. FivePrime shall share the molecular identity of the Hits from each Screening Assay with GSK. For clarity, a Target resulting from a Screening Assay shall not be deemed a Hit if it is a Reserved Target (subject to Section 3.4.1(d)(i)(6)) or a Third Party Target.

b)

Offered Hits. FivePrime shall offer to GSK any and all Hits from a Screening Assay that have been further confirmed, to the extent confirmation is feasible and reasonable, to exhibit in vivo activity or

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Hits that, by virtue of activity in medically relevant, secondary in vitro assays, are thought to have reasonable and realistic potential as therapeutics or targets of therapeutics for Respiratory Diseases (each such Hit, an “Offered Hit”). The Working Group will determine which Hits will be subject to further assays and will determine which secondary in vitro assays or in vivo assays, using the FivePrime Platform Technology (including the *** technology), will be used, to the extent such assays are feasible and available as determined by the Working Group. In the event the Working Group determines (either at the time of its designation as a Hit or subsequently during the Research Program Term) that a Hit shall not be subject to further evaluation under the Research Program, except as set forth in Section 4.4.5(c)(i), such Hit shall become a Reverted Target, unless, within *** Business Days after such determination by the Working Group, GSK notwithstanding the Working Group’s decision decides, in its sole discretion, to designate such Hit as an Offered Hit, regardless of the amount of evaluation (if any) that has been performed on such Hit after its designation as a Hit and so notifies FivePrime in writing. At the end of the Research Program Term: (i) all Hits that have not become Reverted Targets as determined by the Working Group as set forth above or Non-Selected Targets pursuant to Section 4.4.5(c)(i) shall be deemed Offered Hits; (ii) unless otherwise agreed to by the Parties, FivePrime shall have no further obligation to conduct any activities under the Research Plan; (iii) GSK’s right to exercise its Claiming Option for any Target that, at the end of the Research Program Term, has been offered to GSK as an Offered Hit, or has been deemed an Offered Hit, in each case pursuant to this Section 3.4.1(b), shall continue after the expiration of such Research Program Term for the full Claiming Option Period of time; and (iv) GSK’s Selection Option for any Target that is a Claimed Target at the end of the Research Program Term (or becomes a Claimed Target after the end of the Research Program Term by reason of GSK’s exercise of its Claiming Option pursuant to subsection (iii) above), shall continue after the expiration of such Research Program Term for the full Selection Option Period of time.

c)	FivePrime’s Disclosure of Offered Hits. FivePrime will disclose to GSK all Offered Hits as soon as practicable but in any event at the next JSC meeting immediately following the identification or selection, as applicable, of such Offered Hits, together with the following information with respect to such Offered Hits (the “Offered Hit Data”):

i)	***, provided that FivePrime shall not be required to disclose to GSK: (A) ***; (B) ***; (C) ***; or (D) ***; and

ii)	***, provided, however, nothing in this Section 3.4.1(c)(ii) shall be construed as obligating FivePrime to ***. GSK shall be free to *** during this time, as well, at its own expense.

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GSK shall have the right to use any and all Offered Hit Data provided by FivePrime pursuant to this Section 3.4.1(c) solely for the purpose of evaluating the Offered Hits and for researching and evaluating any GSK Alternative Targets so as to determine whether GSK will exercise its Claiming Option with respect to such Offered Hit or GSK Alternative Target as provided in Section 3.4.2, or to decline its Claiming Option with respect thereto.

d)	Reserved Targets and Third Party Targets.

i)	Reserved Target List.

(1)      During the Research Program Term, FivePrime shall maintain an accurate and current Reserved Target List. The Reserved Target List existing as of the Effective Date shall be provided by FivePrime to GSK upon the execution of this Agreement in accordance with Section 3.4.1(d)(i)(2) below. From time to time after the Effective Date, FivePrime may add, subtract or substitute one or more Targets on the Reserved Target List in accordance with this Section 3.4.1(d)(i), provided that the total number of Reserved Targets existing on the Reserved Target List at any given time shall be no more than ***. For clarity, each *** included on the Reserved Target List shall also include collectively ***, and such *** together with *** shall count as a *** Reserved Target (i.e. *** out of the total allowed number of ***). After the Effective Date, FivePrime shall promptly notify GSK in writing (including by providing a complete updated Reserved Target List by email in accordance with Section 13.4) of any changes to the Reserved Target List as they occur.

(2)      As of the Effective Date, Targets on the Reserved Target List shall be ***, provided that the foregoing shall not be construed as requiring FivePrime to inform GSK of the identity of any of the Reserved Targets, the indication for which any of the Reserved Targets are being evaluated or developed by FivePrime, any data associated with such Reserved Targets, or the development stage of any of the Reserved Targets.

(3)      During the Research Program Term, FivePrime may only add or substitute Reserved Targets on the Reserved Target List with any Target (a) ***; or (b) ***. For clarity, FivePrime shall have the right to add to the Reserved Target List any Target that has become a reverted or terminated Target under any Third Party collaboration as provided in Section 3.4.1(d)(ii), provided that the number of Reserved Targets on the Reserved Target List is not in any event more than ***.

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(4)      After the Effective Date, FivePrime may not add to such Reserved Target List any Target that is a Hit, Offered Hit, Claimed Target or Committed Lead Target, unless and until such Target becomes a Reverted Target in accordance with Sections 3.4.1(b), 3.4.2(b)(i), 3.4.4(c) or 4.4.5(c)(ii), or a Terminated Target pursuant to Sections 10.2 or 10.3.

(5)      During the Research Program Term and thereafter for so long as GSK has the right to exercise its Claiming Option under Sections 3.4.1(b) or 3.4.2(b) or its Selection Option under Section 3.4.4(a), FivePrime shall maintain a current Reserved Target List with ***. In addition to identifying the Reserved Targets by FivePrime internal tracking numbers, FivePrime shall provide *** with a list setting forth the identities of the then-current Reserved Targets as well as *** in which FivePrime is interested with respect to each Reserved Target (the “Reserved Target Identity List”). After the Effective Date, FivePrime shall update the Reserved Target List and Reserved Target Identity List deposited with *** promptly after FivePrime makes any substitution to the Reserved Target List. ***.

(6)      In the event that a Target identified from any Screening Assay is a Reserved Target and would otherwise be deemed a Hit but for its inclusion on the Reserved Target List, then:

(aa)      If FivePrime has conducted research or development activities with respect to a particular Reserved Target, or any Compound or Biologic with respect thereto, in any development program independent of the Research Program at or beyond the Advanced Stage (as defined below), either alone or in collaboration with a Third Party, then: (A) such Reserved Target will also be referred to as an “Advanced Reserved Target” in this Agreement; (B) such Advanced Reserved Target shall not be deemed a Hit and FivePrime shall retain all rights to such Advanced Reserved Target under Section 4.1.4(c); (C) GSK shall have no rights to such Advanced Reserved Target (i.e., the Parties will not further evaluate such Advanced Reserved Target either as a Hit or Offered Hit under the Research Program, and GSK will not have the right to exercise its Claiming Option or Selection Option with respect to such Advanced Reserved Target); (D) FivePrime shall disclose to GSK ***; and (E) FivePrime shall inform GSK of the fact that such Target is excluded from the Hit by reason of its being an Advanced Reserved Target. Notwithstanding the foregoing, FivePrime will have the right to offer any such Advanced Reserved Targets to GSK as an “Offered Hit”, at FivePrime’s sole discretion. “Advanced Stage” means, with respect to a particular Reserved Target, that such Reserved Target has met at least *** of the criteria set forth in subsections (1) through (5) below, or at least *** of the criteria set forth in subsections (6) through (8) below (for Third Party In-Licensed Targets, such criteria may be met

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by the activities of FivePrime, the Third Party from whom FivePrime obtained rights to such Third Party In-Licensed Target, or a combination of both): (1) ***. For clarity, the Advanced Reserved Targets are a subset of, rather than an addition to, the up to *** Reserved Targets included on the Reserved Target List.

(bb)      For each such Reserved Target that is not an Advanced Reserved Target, FivePrime shall disclose *** and ***. GSK shall notify FivePrime in writing, within *** Business Days after receiving such information, as to whether it desires to include such Reserved Target as a “Hit”, and if so, ***. If GSK does not so notify FivePrime within such time period, then such Reserved Target shall not be deemed a Hit, FivePrime shall retain all rights to such Reserved Target pursuant to Section 4.1.4(c), and GSK shall have no further right to such Reserved Target (i.e., the Parties will not further evaluate such Reserved Target either as a Hit or Offered Hit under the Research Program, and GSK will not have the right to exercise its Claiming Option or Selection Option with respect to such Reserved Target).

(cc)      If, within such *** Business Day period, GSK notifies FivePrime in writing of its interest to further evaluate such Reserved Target and ***, then: (A) if GSK is *** for such Reserved Target, then such Target shall be deemed a “*** Target” and a Hit under this Agreement, subject to subsection (dd) below; and (B) if GSK is *** for such Reserved Target, then GSK shall so notify FivePrime and will inform FivePrime, based on GSK’s reasonable scientific and commercial rationale, as to whether GSK ***. If GSK informs FivePrime that it is not scientifically or commercially feasible, in GSK’s sole discretion, to ***, then GSK shall have the right to deem such Reserved Target as a *** Target, in which case such *** Target shall be deemed a Hit under this Agreement ***, subject to subsection (dd) below. If GSK fails to provide FivePrime such written notification within such *** Business Day period or provides FivePrime with written notification that GSK will not exercise its Claiming Option with respect to such Reserved Target, then GSK shall have no further rights to such Reserved Target with respect to the applicable Screening Assay (i.e., the Parties will not further evaluate such Reserved Target either as a Hit or Offered Hit arising from the applicable Screening Assay, FivePrime shall retain all rights to such Reserved Target pursuant to Section 4.1.4(c), and GSK will not have the right to exercise its Claiming Option or Selection Option with respect to such Reserved Target in connection with the particular Screening Assay for which such Reserved Target was identified as a Hit or Offered Hit). If GSK informs FivePrime that GSK believes it is scientifically and commercially feasible to *** and FivePrime so agrees ***, then: (1) ***; (2) *** shall be deemed a Hit only for ***, and GSK shall have the right to evaluate such *** Target as a Hit and Offered Hit, and exercise its Claiming Option and Selection Option with respect to such *** Target, only in ***; (3) GSK’s licenses under Section 4.1 with respect to such *** Target shall be limited to the making, having made, using, selling, offering for sale and importing of Licensed Products in

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the Field that modulate such ***; (4) FivePrime shall reserve the right to develop, manufacture and commercialize Compounds and Biologics for all fields of use that modulate such ***; and (5) neither Party shall be required to disclose to the other Party *** under Section 3.4.1(c)(i) pertaining to the performance of such *** Target ***.

(dd)      GSK’s right to *** Targets pursuant to subsection (cc) above shall be subject to the following: (A) GSK shall not designate more than *** Reserved Targets as *** Targets in total under this Agreement; (B) GSK shall only have the right to deem a Reserved Target as a *** Target if GSK determines that there is valid scientific rationale to develop Licensed Product(s) with respect to such *** Target for which such Target is identified in the Screening Assay under the Research Program, as such rationale is confirmed by the JSC; and (C) for each Licensed Product directed to a *** Target for which GSK exercises its Selection Option so that such *** Target becomes a Committed Lead Target, GSK shall have the obligation to pay the milestone payment to FivePrime as provided in Section 6.3.3 for ***. In the event that GSK expands the Research Program to include Additional Screening Assays as set forth in Section 3.2.2, FivePrime agrees to discuss in good faith with GSK the number of permitted *** Targets GSK will have for such Additional Screening Assays.

(ee)      GSK shall have the right to request *** to: (A) confirm that a Target is indeed a Reserved Target by verifying the identity of such Hit against the Reserved Target Identity List; (B) verify that the Reserved Target is in compliance with Sections 3.4.1(d)(i)(3) and (4) above; and (C) confirm that a Reserved Target is at or beyond the Advanced Stage, provided that in each case of (A) through (C), *** shall at no time disclose to GSK the identity of such Reserved Target. The confirmation of *** of any of the foregoing items shall be binding upon the Parties. In the event that *** does not confirm or verify (A) and/or (B), as applicable, above with respect to a Reserved Target, such Reserved Target shall not be deemed to be a Reserved Target and such decision of *** shall be binding on the Parties. In the event that *** does not confirm (C) above with respect to a Reserved Target, such Reserved Target shall not be deemed to be an Advanced Reserved Target and GSK shall have the right to select such Reserved Target as a *** Target as provided herein, and such decision of *** shall be binding on the Parties. The Parties shall share equally the out-of-pocket expenses incurred in engaging and using the services of *** under this Section 3.4.1(d).

ii)

Third Party Target List.  FivePrime shall maintain a current Third Party Target List and shall update GSK within *** days of making any changes to the Third Party Target List. FivePrime may add one or more Targets to the Third Party List from time to time, provided that such Target is

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not, at the time FivePrime seeks to add it to the Third Party List, a Hit, Offered Hit, Claimed Target or a Committed Lead Target, unless such Hit, Offered Hit, Claimed Target or Committed Lead, as applicable, has become a Reverted Target or Terminated Target. In the event the right to any Third Party Target reverts to FivePrime under such Third Party collaboration so that FivePrime is no longer required to reserve such Target for such Third Party, then, such Target shall no longer be deemed a Third Party Target and if such Third Party Target qualifies as an Advanced Reserved Target at the time of reversion by the Third Party to FivePrime, then FivePrime shall have the right to add such Target to the Reserved Target List in accordance with the provisions of Section 3.4.1(d). If such Third Party Target does not qualify as an Advanced Reserved Target at the time of reversion of the Third Party Target by the Third Party to FivePrime (or if FivePrime elects not to include such Third Party Target on the Reserved Target List, notwithstanding the fact that such Third Party Target qualifies as an Advanced Reserved Target at the time of reversion), then in the event: (i) such reversion occurs during the Research Program Term, and (ii) such Target would have otherwise been designated a Hit at the time it was identified in a Screening Assay for such Respiratory Disease under the Research Program but for its inclusion on the Third Party Target List at the time, FivePrime shall inform GSK of the availability of such Target and designate such Target as a Hit, provided that GSK’s right to such Target shall be subject to any and all contractual obligations FivePrime may have to such Third Party collaborator from whom the right of such Target was reverted. Nothing herein shall be construed as preventing FivePrime from having the right to designate such reverted Third Party Target as a Reserved Target if FivePrime offers GSK such Target as a Hit as set forth in the immediately preceding sentence, and such Hit becomes a Reverted Hit as set forth in this Agreement.

e)	***.

i)

The provisions regarding each Party’s rights and obligations to Targets as set forth in this Agreement shall also apply to each ***, subject to the following clarifications and further subject to Section 3.4.1(e)(ii) below: (A) if any *** (e.g.,

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***) becomes a Hit, Offered Hit, Claimed Target or Committed Lead Target under this Agreement, then *** of such *** (in this example, ***) shall also be included within such corresponding designation (i.e., *** shall be deemed a *** Hit, Offered Hit, Claimed Target or Committed Lead Target, as the case may be), without counting any such *** or *** thereof as *** Targets, without exercising a separate Claiming Option or Selection Option (or paying a separate Claiming Fee or Selection Fee) for *** and ***, and without counting *** and ***, in each case to the extent included on the Reserved Target List, as *** Targets (as applicable); (B) if any *** (e.g., *** is a Reserved Target, then *** of such *** (in this example, ***) shall also be deemed, collectively with the ***, a Reserved Target, without counting any such *** as *** Reserved Targets; (C) if any *** (e.g., ***) is a Third Party Target, then *** of such *** (in this example, ***) shall also be deemed, ***, a Third Party Target, without counting any such *** as *** Third Party Targets; and (D) a *** shall be deemed a Reserved Target or Third Party Target if such ***, or any of the *** (in this example, ***), is a Reserved Target or Third Party Target (including by operation of subsection (B) above).

ii)

In the event that any *** (whether or not *** is a Reserved Target and whether or not *** has been deemed to be an Advanced Research Target as provided in Section 3.4.1(d)(i)(6)(aa)) is also a *** of two (2) or more other *** (such *** is referred to as a “***”), then each Party’s rights to such *** under Sections 3.4.1(e)(i)(A) and (B) above shall be non-exclusive as between the Parties. The determination of whether a *** is a *** shall be made based on existing data in the possession of either Party or in the existing literature. For the purposes of example only, if *** is a Reserved Target and the *** is a ***, then: (A) *** shall *** be deemed *** Reserved Target; (B) FivePrime shall have the right to research, develop or commercialize Biologics and Compounds to *** as if it were a Reserved Target; (C) in the event such *** (i.e., ***), or a *** comprising such *** (i.e., ***), qualifies as a Hit in a Screening Assay conducted under the Research Program, such *** shall not be excluded as a Hit by reason of the existence of *** on the Reserved Target List; and (D) GSK’s license under Section 4.1.1 and Section 4.1.2 with respect to

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such *** (i.e., ***) (either as a Target by itself or as *** (i.e., ***)) shall be non-exclusive. Similarly, if *** is not a Reserved Target, but is a Hit, and *** is a ***, then: (A) *** shall *** be deemed *** Offered Hit, Claimed Target or Committed Lead Target, as applicable; (B) the licenses granted to GSK under Section 4.1.1 and Section 4.1.2 with respect to such *** shall be exclusive and GSK shall have the exclusive right to research, develop and commercialize Biologics and Compounds to such ***; and (C) the licenses granted to GSK under Section 4.1.1 and Section 4.1.2 shall be non-exclusive with respect to such *** (either by itself or as *** of another *** (i.e., ***).

3.4.2	Review of Offered Hit Data; Claimed Targets.

a)	Review of Offered Hit Data. GSK shall have a right to use Offered Hit Data for each Offered Hit to analyze and evaluate the pathway or mechanism of action of such Offered Hit in connection with determining whether to exercise its Claiming Option with respect to such Offered Hit and in connection with identifying any GSK Alternative Targets with respect thereto. GSK shall review the Offered Hit Data for each Offered Hit and make its decision whether to exercise or decline its Claiming Option with respect to such Offered Hit pursuant to Section 3.4.2(b) below. For clarity, if GSK uses Offered Hit Data to identify a GSK Alternative Target in such pathway or mechanism of action in such pathway, GSK may only research, develop and/or commercialize such identified GSK Alternative Target in Respiratory Disease if GSK elects to include such Target as a GSK Alternative Target under the terms of this Agreement.

b)	Selection of Claimed Targets.

i)

During the period commencing on the date on which FivePrime has delivered all Offered Hit Data with respect to an Offered Hit and continuing for *** days thereafter (the “Claiming Option Period”), GSK shall have an exclusive option (even as to FivePrime) to select or decline such Offered Hit for evaluation and further development (each such option, a “Claiming Option”). GSK may alternatively elect to exercise its Claiming Option with respect to a GSK Alternative Target in lieu of such Offered Hit. GSK shall have the right, but not the obligation, to exercise its Claiming Option prior to the expiration of the Claiming

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Option Period by providing written notice to FivePrime. Upon FivePrime’s receipt of such written notice from GSK that it is exercising its Claiming Option for such Offered Hit or GSK Alternative Target, such Offered Hit or GSK Alternative Target shall be deemed to be and designated as a Claimed Target or GSK Alternative Target, as applicable, under this Agreement. Notwithstanding the foregoing and subject to Section 3.4.1(d), GSK shall not have the right to exercise its Claiming Option with respect to any GSK Alternative Target if such GSK Alternative Target is a Reserved Target or Third Party Target. GSK shall, in the event it exercises the Claiming Option with respect to such Offered Hit or GSK Alternative Target, pay FivePrime the Claiming Fee as set forth in Section 6.3.1. If (A) prior to the expiration of the Claiming Option Period, GSK notifies FivePrime that it is not exercising its Claiming Option with respect to a particular Offered Hit or any GSK Alternative Target in lieu of such Offered Hit, or (B) GSK does not exercise its Claiming Option with respect to a particular Offered Hit or any GSK Alternative Target in lieu of such Offered Hit by providing FivePrime with written notification prior to the expiration of the Claiming Option Period, then in each case of (A) and (B), such Offered Hit shall cease to be an Offered Hit and such Offered Hit shall become a Reverted Target. If during the Claiming Option Period for a particular Offered Hit GSK elects to exercise its Claiming Option with respect to a GSK Alternative Target in lieu of such Offered Hit, such Offered Hit shall not become a Reverted Target, but shall instead remain subject to GSK’s exclusive option until such time as GSK either exercises or declines its Selection Option with respect to such GSK Alternative Target. If GSK exercises its Selection Option with respect to such GSK Alternative Target, such Offered Hit shall be included in the licenses granted to GSK in accordance with Section 4.1. If GSK declines to exercise its Selection Option with respect to such GSK Alternative Target, such Offered Hit shall, at the expiration of the relevant Selection Option Period, be deemed a Reverted Target. If an Offered Hit becomes a Claimed Target in accordance with this Section 3.4.2(b)(i) but later GSK fails to pay FivePrime any Claiming Fee due with respect to such Claimed Target in accordance with Section 6.3.1, then such Claimed Target shall thereupon cease to be a Claimed

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Target and shall be deemed to be a Reverted Target effective retroactively as of the date of GSK’s exercise of the Claiming Option with respect to such Claimed Target. The collection, collectively at any given time, of all Claimed Targets from a particular Screening Assay and GSK Alternative Targets selected with respect thereto, shall be deemed the “Claimed Targets Basket” for such Screening Assay.

ii)	The Parties anticipate that the *** of the Offered Hits will be Targets for which Biologics may be developed as suitable pharmaceutical agents (such Offered Hits, the “Biologics Targets”). The Parties also acknowledge that it is possible that the only conceivable therapeutic agents for certain Offered Hits are Compounds (such Offered Hits, the “Compound Targets”). Subject to Section 3.4.4(e), for each Offered Hit that GSK informs FivePrime that it wishes to elect as a Claimed Target, the JSC shall make the determination as to whether such Offered Hit is a Biologics Target or Compound Target. In the event the JSC cannot agree on whether an Offered Hit is a Biologics Target or Compound Target, GSK’s representatives on the JSC shall have the final authority to make such determination, provided that such GSK representatives shall make such final determination in good faith, and in any event not solely on the basis of differences in the length of the Option Periods or the amount of Election Fees between Biologics Targets and Compound Targets. Notwithstanding the foregoing, the Parties agree that all GSK Alternative Targets and GSK Alternative Committed Lead Targets developed hereunder by GSK shall be developed as Compound Targets and GSK shall not have the right to develop any Biologic direct to or against, or that incorporates or is derived directly from, any GSK Alternative Target or GSK Alternative Committed Lead Target in Respiratory Disease.

iii)      GSK will bear all costs associated with its internal evaluation of the Offered Hits Data with respect to any Offered Hits, Claimed Targets, and GSK Alternative Targets, and FivePrime will bear its costs associated with work on Claimed Targets as defined under the Research Plan or as approved by the JSC, subject to Section 6.2.

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3.4.3	Within *** days after an Offered Hit is deemed to be a Claimed Target or GSK selects a GSK Alternative Target with respect thereto, as provided in Section 3.4.2(b)(i), and subject to Section 3.5.7, FivePrime shall transfer to GSK, at no additional cost to GSK, the Materials, FivePrime Background Know-How and FivePrime Collaboration Know-How solely to the extent necessary to enable GSK to evaluate such Claimed Target or GSK Alternative Target, as applicable, under the license granted to it under Section 4.1.1 (the “Claimed Target Data”), which Claimed Target Data may include: ***. If GSK desires for FivePrime to produce additional recombinant protein sample of such Claimed Target, the Parties shall discuss in good faith the feasibility and cost of such production, and shall negotiate in good faith the terms of any such production. For clarity, FivePrime shall not be required to produce such additional sample unless the Parties agree on the feasibility and the terms and conditions under which such sample will be produced by FivePrime. GSK shall have a right to use such Claimed Target Data for each Claimed Target to analyze and evaluate the pathway or mechanism of action of such Claimed Target in connection with determining whether to exercise its Selection Option with respect to such Claimed Target and in connection with identifying any GSK Alternative Targets with respect thereto.

3.4.4	Option to Select Committed Lead Targets; GSK Alternative Committed Lead Targets.

a)

During the Selection Option Period (as defined in Section 3.4.4(b)) for each Claimed Target, GSK shall have an exclusive option (even as to FivePrime) with respect to each such Claimed Target, exercisable as set forth below, to select such Claimed Target (or, if GSK elected to select a GSK Alternative Target in lieu of an Offered Hit as set forth in Section 3.4.2(b)(i), then such GSK Alternative Target) for the purpose of developing, using, manufacturing and commercializing any product comprising a Biologic and/or Compound that is directed to or against (or, in the case of a Claimed Target that is a *** Target, in the ***), or incorporates or is derived from, such Claimed Target or GSK Alternative Target, as applicable (each such option, the “Selection Option”). GSK shall have the right, but not the obligation, prior to the expiration of the Selection Option Period, to exercise the Selection Option by providing FivePrime with written notice. Upon FivePrime’s receipt of such written notice from GSK that it is exercising its Selection Option with respect to a particular Claimed

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Target or GSK Alternative Target, such Claimed Target or GSK Alternative Target shall be deemed to be and designated as a Committed Lead Target or GSK Alternative Committed Lead Target, as applicable. In the event GSK exercises its Selection Option with respect to a particular Claimed Target or GSK Alternative Target as provided herein, GSK shall pay FivePrime the Selection Fee as set forth in Section 6.3.2.

b)	Subject to Section 3.4.5, the “Selection Option Period” shall mean (a) with respect to each Claimed Target that is a Biologics Target, the period commencing on the date on which GSK receives all of the Claimed Target Data for such Claimed Target, as provided in Section 3.4.3, and continuing for *** days thereafter, and (b) with respect to such Claimed Target or GSK Alternative Target that is a Compound Target, the period commencing on the date on which GSK receives all of the Claimed Target Data for such Claimed Target, as provided in Section 3.4.3, and continuing for *** days thereafter.

c)

If (A) prior to the expiration of the applicable Selection Option Period, GSK notifies FivePrime that GSK will not exercise its Selection Option with respect to a particular Claimed Target or any GSK Alternative Target in lieu of such Claimed Target, or (B) prior to the expiration of the applicable Selection Option Period, FivePrime has not received from GSK such notification of its exercise of the Selection Option with respect to a particular Claimed Target or any GSK Alternative Target in lieu of such Claimed Target, then in either case of (A) or (B), such Claimed Target shall cease to be a Claimed Target and such Claimed Target shall become a Reverted Target. If during the Selection Option Period for a particular Claimed Target GSK elects to exercise its Selection Option with respect to a GSK Alternative Target in lieu of such Claimed Target, such Claimed Target shall not become a Reverted Target, but shall instead remain subject to GSK’s exclusive licenses as set forth in Section 4.1. If GSK exercises its Selection Option with respect to such GSK Alternative Target, such Claimed Target shall be included in the licenses granted to GSK in accordance with Section 4.1. If GSK declines to exercise its Selection Option with respect to such GSK Alternative Target, such Claimed Target shall, at the expiration of the relevant Selection Option Period, be deemed a Reverted Target. If GSK exercises its Selection Option with respect to a GSK Alternative Committed Lead Target rather than a Committed Lead Target, then: (A) development of such GSK

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Alternative Committed Lead Target in compliance with Section 5.2.2 shall satisfy GSK’s diligence obligations in Section 5.2.2 with respect to such Committed Lead Target; (B) GSK shall pay to FivePrime, upon the achievement of each relevant milestone or Net Sales with respect to the GSK Alternative Committed Lead Target, the applicable milestone payment and/or royalty due with respect to a Compound Target, as if such milestone or Net Sales had been achieved with respect to the associated Committed Lead Target; (C) the Committed Lead Target for which the GSK Alternative Committed Lead Target was substituted shall remain subject to GSK’s exclusive licenses granted herein and will not become a Reverted Target unless and until the GSK Alternative Committed Lead Target is terminated by GSK. If a Claimed Target becomes a Committed Lead Target in accordance with Section 3.4.4(a) but later GSK fails to pay FivePrime the Selection Fee due with respect to such Committed Lead Target as set forth in Section 6.3.2, then such Committed Lead Target shall thereupon cease to be a Committed Lead Target and shall be deemed a Reverted Target effective retroactively as of the date that GSK exercises its Selection Option with respect to such Committed Lead Target. If a GSK Alternative Target becomes a GSK Alternative Committed Lead Target in accordance with Section 3.4.4(a) but later GSK fails to pay FivePrime the Selection Fee due with respect to such GSK Alternative Committed Lead Target, as set forth in Section 6.3.2, then such GSK Alternative Committed Lead Target shall not become a Reverted Target, but shall instead be subject to the terms of Section 10.6.1(c).

d)	As soon as reasonably practicable, but in any event within *** Business Days after GSK exercises its Claiming Option with respect to a particular Claimed Target or GSK Alternative Target, as applicable, FivePrime shall transfer to GSK, to the extent not previously provided, all FivePrime Collaboration Know-How with respect to such Claimed Target (regardless of whether GSK exercised its Selection Option with respect to such Claimed Target or with respect to a GSK Alternative Target), and all additional information and data Controlled by FivePrime and related to such Committed Lead Target.

e)

GSK Alternative Targets; GSK Alternative Committed Lead Targets.  Notwithstanding Section 3.4.2(b)(ii), GSK shall have the right, in its discretion, to select a Claimed Target as a Committed Lead Target for development as a Compound Target or a Biologics

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Target, as designated by GSK, and subject to payment of the applicable Selection Fee for a Compound Target in accordance with Section 3.4.4(a), to substitute such Committed Lead Target with a GSK Alternative Committed Lead Target. Notwithstanding the foregoing and subject to Section 3.4.1(d), GSK shall not have the right to substitute a Committed Lead Target with a GSK Alternative Target, if such GSK Alternative Target is a Reserved Target or Third Party Target. If GSK elects to substitute a GSK Alternative Committed Lead Target for a Committed Lead Target and to develop a GSK Alternative Committed Lead Target as a Compound Target in lieu of developing the substituted Committed Lead Target, then: (A) development of such GSK Alternative Committed Lead Target in compliance with Section 5.2.2 shall satisfy GSK’s diligence obligations in Section 5.2.2 with respect to such Committed Lead Target; (B) GSK shall pay to FivePrime, upon the achievement of each relevant milestone or Net Sales with respect to the GSK Alternative Committed Lead Target, the applicable milestone payment and/or royalty due with respect to a Compound Target, as if such milestone or Net Sales had been achieved with respect to the associated Committed Lead Target; (C) the Committed Lead Target for which the GSK Alternative Committed Lead Target was substituted shall remain subject to GSK’s exclusive licenses granted herein and will not become a Reverted Target unless and until the GSK Alternative Committed Lead Target is terminated by GSK. In the event that GSK has paid a Selection Fee for the Committed Lead Target prior to substituting such Committed Lead Target with a GSK Alternative Committed Lead Target, GSK shall not have an obligation to pay a Selection Fee or to pay any other fee in connection with the substitution of the GSK Alternative Committed Lead Target for the Committed Lead Target.

3.4.5

HSR Clearance.  If GSK reasonably determines in good faith prior to the expiration of the applicable Selection Option Period for a particular Claimed Target that the exercise of Selection Option with respect to such Claimed Target is required to be filed with the United States Department of Justice (the “DOJ”) or the United States Federal Trade Commission (the “FTC”), as applicable, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (15 U.S.C. §18a) (“HSR”) or with equivalent foreign governmental authorities under any similar foreign law, GSK shall provide written notice of its desire to exercise such Selection Option and of the perceived HSR filing requirement to FivePrime prior to the expiration of the applicable Selection Option Period, and the applicable

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Selection Option Period shall be automatically extended for *** days. GSK will be obligated to submit any such filings that are required, as promptly as practicable but, in any event, within *** Business Days of FivePrime’s receipt of this written notice of a GSK perceived need to file. GSK shall provide FivePrime with a copy of the portion of GSK’s initial filing pertaining to FivePrime’s technology for FivePrime’s comment prior to its filing. In addition, GSK shall update FivePrime with any response from the FTC promptly after GSK receives such response, and shall provide FivePrime with a copy of the portion of the proposed response thereto pertaining to FivePrime’s technology for FivePrime’s comment. If the HSR or other clearance is not granted prior to the expiration of the Selection Option Period (as extended herein), or if GSK receives a “Second Request” from the DOJ or FTC or receives a similar request for additional information or materials from another governmental authority in connection with such filing, the once extended Selection Option Period shall be extended again for such additional period of time as reasonably necessary (which additional period of time is not expected to exceed an additional *** days unless reasonably required to obtain clearance) to permit the Parties to obtain HSR or other governmental clearances and to respond to requests to provide additional information or materials to the governmental authority (or authorities). If HSR or other governmental clearance has not been granted by the expiration of the Selection Option Period (as extended herein), FivePrime and GSK shall promptly meet to discuss in good faith whether an additional extension of the Selection Option Period is reasonable under the circumstances. Notwithstanding the foregoing, nothing in this Section shall require either Party to divest any assets in such Party’s ownership or Control as of the Effective Date or during the Term. GSK shall be solely responsible for all reasonable costs and expenses of either Party in connection with the grant of any exclusive license to GSK hereunder (including all governmental filing or other fees, and any other costs and expenses) arising from pursuing or obtaining any HSR or other governmental approval addressed in this Section 3.4.5.

3.4.6	Tolling of Payment Obligations and Effectiveness of License. If the exercise by GSK of the Selection Option with respect to any Claimed Target requires the making of filings under HSR, then all rights and obligations related to the exercise of such Selection Option (including payment of the Selection Fee and the effectiveness of the license granted to GSK under Section 4.1.2) shall be tolled until the first to occur of: (a) expiration or termination of the Selection Option Period, as extended pursuant to Section 3.4.5 above, or (b) receipt of approval or clearance from the reviewing authority.

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3.4.7	Exchange of Information on Reverted Targets; Re-selection of Reverted Targets. GSK shall transfer to FivePrime, within *** Business Days after an Offered Hit or Claimed Target, as applicable, becomes a Reverted Target, the GSK Evaluation Know-How arising during the evaluation of such Reverted Target, including the materials, assays, methods, data and results, if any, generated by GSK in connection with GSK’s evaluation of such Reverted Target. Notwithstanding the foregoing, if a Reverted Target from one particular Screening Assay becomes a Hit (or Offered Hit) in a subsequent Screening Assay, then FivePrime shall present such Hit (or Offered Hit) to GSK in accordance with Section 3.4.1(a) (or Section 3.4.1(b)) above, but in any event subject to Sections 3.4.1(d)(i) and 3.4.1(d)(ii).

3.5	Conduct of Research; Sharing of Data.

3.5.1	Resource Commitment. Each Party shall use Commercially Reasonable Efforts to conduct, in accordance with the terms of this Agreement, the work allocated to such Party in the Research Plan. During the Research Program Term, FivePrime and GSK shall each commit sufficient resources (including wet lab and consultative resources) and staffing to perform all the activities allocated to it under the Research Plan. Specifically:

a)	FivePrime shall determine appropriate FivePrime staffing levels from time to time to resource the Research Programs sufficiently. Except for the payments by GSK as set forth in Article 6, FivePrime shall be fully responsible for its research efforts and shall bear all corresponding costs; and

b)	GSK shall determine appropriate GSK staffing levels from time to time to resource the Research Programs sufficiently. GSK shall be fully responsible for its research efforts and shall bear all corresponding costs.

c)	During the Research Program Term, each Party shall provide the JSC with a written update summarizing its respective activities under the Research Program, in advance of each scheduled JSC meeting. If there are any Claimed Targets, the update must describe GSK’s research with such Claimed Targets conducted in the time since the prior report to the JSC.

3.5.2

Sharing of Data.  Subject to the specific limitations in Section 3.4, the Parties shall share the results of all research performed by or on behalf of either Party under the Research Plan or by GSK on Claimed Targets prior to

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the time when GSK exercises its Selection Option with respect to such Claimed Target or when such Claimed Target becomes a Reverted Target, as the case may be, provided that nothing in this Agreement, including in this Article 3, shall be interpreted as obligating FivePrime to disclose to GSK: (a) any data obtained by FivePrime in testing any Target in any Third Party Assay; or (b) the specific identity of any Target that is a Reserved Target or a Third Party Target.

3.5.3	Third Party Contractors. Subject to Section 3.5.4, each Party shall be entitled, upon approval from the Working Group or JSC, to utilize the service of Third Parties (the “Contractors”) to perform its obligations under the Research Plan or the FivePrime Early Development Plan. Each Party shall remain at all times fully responsible for the activities allocated to it under the Research Plan or the FivePrime Early Development Plan. For the avoidance of doubt, this Section 3.5.3 shall not apply to Manufacturing Contractors, which shall be governed by the terms of Section 5.5.

3.5.4	Compliance. Each Party shall require by written agreement that all of its employees, agents, consultants and representatives, including any Contractors (including Manufacturing Contractors), involved in the Research Program and, in the case of FivePrime, the FivePrime Early Development activities, are bound by obligations of confidentiality and non-use similar to those set forth in Article 7 (with a shorter duration for such obligations if appropriate which in no event shall be shorter than *** years after the receipt of the applicable confidential information by such personnel from such Party) and obligations of invention assignment sufficient for such Party to obtain rights from such personnel to meet its obligation to grant licenses to the other Party under this Agreement or to complete a technology transfer from any such Manufacturing Contractor to the other Party as required under this Agreement.

3.5.5	Records. Each Party shall maintain records, in sufficient detail and in good scientific manner in accordance with the standards used in its industry for drug discovery and development and appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Research Program or the FivePrime Early Development Plan by or on behalf of such Party.

3.5.6	Data Integrity. Each Party agrees that it shall, and shall cause its Affiliates, Contractors (including Manufacturing Contractors), to carry out the Research Program and the FivePrime Early Development Plan and collect and record any data generated therefrom in a manner consistent with the following good data management practices (“Good Data Management Practices”):

a)	Data are being generated using sound scientific techniques and processes;

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b)	Data are being accurately recorded in accordance with good scientific practices by persons conducting the Research Program or the FivePrime Early Development Plan, as applicable, hereunder;

c)	Data are being analyzed appropriately without bias in accordance with good scientific practices;

d)	Data and results are being stored securely and can be easily retrieved; and

e)	Data trails exist to easily demonstrate and reconstruct key decisions made during the conduct of the Research Program or the FivePrime Early Development Plan, as applicable, presentations made about the Research Program or the FivePrime Early Development Plan, as applicable, and conclusions reached with respect to the Research Program or the FivePrime Early Development Plan, as applicable.

3.5.7	Materials Transfer.

a)	During the course of the Research Program or performance of the FivePrime Early Development Plan, each Party may transfer (the “Materials Transferring Party”) to the other Party (the “Materials Receiving Party”) certain biological materials or chemical compounds pursuant to this Agreement (collectively, the “Materials”). Such Materials will be provided under the terms of this Agreement and in such amount as described in the material transfer record for the particular transfer, in substantially the same form as attached hereto as Exhibit E (the “MTR”), which MTR shall set forth the type and name of the Materials transferred, the amount of the Materials transferred, the date of the transfer of such Materials and the proposed use of such Materials by the Material Receiving Party.

b)

MATERIALS SUPPLIED BY THE MATERIALS TRANSFERRING PARTY PURSUANT TO THIS SECTION 3.5.7 ARE SUPPLIED IN “AS IS” CONDITION WITH NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT, EXCLUSIVITY, OR FITNESS FOR A PARTICULAR PURPOSE. THE MATERIALS RECEIVING PARTY SHALL NOT AND

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SHALL NOT PERMIT ANY PERSON TO ADMINISTER ANY SUCH MATERIALS TO HUMANS UNDER ANY CIRCUMSTANCES. ANY MATERIAL DELIVERED PURSUANT TO THIS AGREEMENT IS UNDERSTOOD TO BE EXPERIMENTAL IN NATURE AND MAY HAVE HAZARDOUS PROPERTIES. THE MATERIALS RECEIVING PARTY WILL HANDLE THE MATERIAL ACCORDINGLY AND WILL INFORM THE MATERIALS TRANSFERRING PARTY IN WRITING OF ANY ADVERSE EFFECTS EXPERIENCED BY PERSONS HANDLING THE MATERIAL. THE RECEIVING PARTY ASSUMES ALL LIABILITY FOR DAMAGES WHICH MAY ARISE FROM ITS USE, STORAGE OR DISPOSAL OF THE MATERIAL.

c)	The Materials Receiving Party acknowledges that it does not have any claim to the Materials supplied by the Materials Transferring Party and that the Materials shall remain the sole and exclusive property of the Materials Transferring Party.

d)	The Materials Receiving Party agrees that the Material:

(i)	will be used solely for, and in compliance with, the Research Program or the FivePrime Early Development Plan, as applicable, for the purpose identified in the MTR;
(ii)	will be used in compliance with all applicable national, state and local laws, rules and regulations;
(iii)	will not be used in human subjects, in clinical trials, or for diagnostic purposes involving human subjects without the written consent of the Materials Transferring Party;
(iv)	will not be used in animals intended to be kept as domestic pets;
(v)	will be used only by the Materials Receiving Party’s and only in the Materials Receiving Party’s laboratory;
(vi)	will not be transferred to a Third Party without the prior written consent of the Materials Transferring Party; and
(vii)	will not be reverse engineered or chemically analyzed except as expressly provided by the Materials Transferring Party.

e)

The Materials Receiving Party assumes all liability for damages which may arise from its use, storage or disposal of the Materials. The Materials Transferring Party shall not be liable to the Materials

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Receiving Party for any loss, claim or demand made by the Materials Receiving Party, or made against the Materials Receiving Party by any Third Party, due to or arising from the use of the Materials, except to the extent permitted by applicable law, when caused by the gross negligence or wilful misconduct of the Materials Transferring Party.

f)	Upon expiration or the earlier termination of the Research Program, or if Materials were received for use under the FivePrime Early Development Plan, the expiration or the earlier termination of the FivePrime Early Development Plan, the Materials Receiving Party shall discontinue its use of any Materials and shall, upon direction of the Materials Transferring Party, return or destroy (and certify destruction of) any remaining Material.

3.5.8	Ethical Standards And Human Rights. Each Party certifies that it shall encourage compliance by itself, its Affiliates, and its and their respective personnel and Contractors with ethical standards and human rights relating to discrimination, safe and healthy work environment, fair wages and other employee rights, when performing its obligations under this Agreement.

3.5.9	Use of Animals in Laboratory Testing. Each Party agrees, and shall cause its Affiliates and Contractors to agree, to comply with the “3R” Principles with respect to the use of animals in the Research Program -- reducing the number of animals used, replacing animals with non-animal methods whenever possible and refining the research techniques used. All work must be conducted in accordance with the core principles identified below, in addition to all relevant statutes, legislation, regulations and guidelines for the care, welfare and ethical treatment of animals used in research in the country where the Research Program or the FivePrime Early Development Plan is being performed. The principles set forth below describe minimum standards; local customs, norms, practices or laws may be additive to such principles.

a)	Access to species appropriate food and water;

b)	Access to species specific housing, including species appropriate temperature and humidity levels;

c)	Access to humane care and a program of veterinary care;

d)	Ability to demonstrate species specific behavior;

e)	Study design reviewed by institutional ethical review panel;

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f)	Commitment to minimizing pain and distress during in vivo studies; and

g)	Work performed by appropriately trained staff.

FivePrime shall permit GSK to conduct reasonable inspections, at GSK’s sole expense and no more frequently than twice per Calendar Year, upon at least *** calendar days’ prior written notice, and during regular business hours, in order for GSK to confirm adherence to the above principles and guidelines. To the extent that any material deficiencies are identified as the result of such inspection, FivePrime shall endeavor in good faith to take reasonable and practical corrective measures to remedy any such material deficiencies.

3.5.10	Debarment Certification. Each Party certifies that it has not been, nor will use any Person in performing this agreement that have been, debarred under the provisions of the U.S. Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335a(a) and (b), or disqualified as a clinical investigator under the provisions of 21 C.F.R. § 312.70. If during the Term, either Party, or any Person engaged in performing this Agreement (i) becomes debarred or disqualified or (ii) receives notice of an action or threat of an action with respect to its debarment or disqualification, such Party shall notify the other Party immediately.

3.5.11	Medical Privacy. Each Party represents and certifies that any use or disclosure by such Party of identifiable information of a donor of biological materials in connection with this Agreement complies with all applicable medical privacy laws or regulations, including any requirement to obtain the donor’s written authorization to use or disclose identifiable health information for research purposes.

3.5.12	Supply and Use of Human Biological Samples.

a)	Each Party represents and warrants to the other Party that such Party complies with and will continue to comply with all applicable laws, regulations, codes of practice and guidance relating to the collection, storage, use and disposal of Human Biological Samples (the “Regulatory Requirements”) for use in the conduct of activities under this Agreement and that appropriate consent at the material time (as required by the Regulatory Requirements) has on all occasions been given and will be obtained by/from an appropriate person in respect of Human Biological Samples collected, transferred, stored, used and subsequently disposed of in the conduct of activities under this Agreement.

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b)	If a Human Biological Sample has been or will be collected or obtained by or on behalf of either Party for use in activities under this Agreement, such collecting Party represents and warrants to the other Party that the consent form used with respect to the collection of such Human Biological Sample did or will include appropriate statements informing the donor (and in the case of post mortem Human Biological Samples, supplied with consent provided by or on behalf of the original donor) of the following:

i)	***;

ii)	***;

iii)	***;

iv)	***; and

v)	***.

c)	Each Party represents and warrants to the other Party that it has or will have prior to obtaining, collecting, storing, transferring, using (including subsequent use by a commercial organization), disclosing, importing, exporting or disposing of any Human Biological Samples under this Agreement all the necessary authorizations, licenses and approvals (for example, ethical approval from a research ethics committee or an Institutional Review Board, or as may be otherwise prescribed by law) to obtain, collect, store, transfer, use (including subsequent use by a commercial organization), disclose, import, export and dispose of Human Biological Samples in the conduct of activities under this Agreement.

d)

In the event: (i) the Parties desire to use any Human Biological Samples obtained by either Party prior to the Effective Date; and (ii) the Party that obtained such Human Biological Sample discovers that the terms and conditions under which such Human Biological Sample was obtained do not meet the requirements of Section 3.5.12(b), then, prior to using such Human Biological Sample in the Research Program, the Party who has obtained such Human Biological Sample shall disclose to the other Party the terms and conditions under which such Human Biological Sample was obtained, and the Parties shall discuss in good faith and in an expeditious manner the suitability of using such Human Biological

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Sample in the Research Program, including whether additional consents should be obtained. The Parties shall not use such Human Biological Sample in the Research Program unless both Parties agree to such use. If the Parties agree to use such Human Biological Sample in the Research Program, such use shall not be deemed to constitute a breach of any representation or warranty in this Section 3.5.12.

e)	Notwithstanding anything to the contrary in this Section 3.5.12, the Parties agree that either Party may obtain *** for use in connection with activities conducted under the Research Plan and that such *** (either before or after the Effective Date) shall be deemed to comply with such Party’s obligations under this Section 3.5.12.

ARTICLE 4 LICENSES

4.1	License Grants to GSK.

4.1.1	Research License. Subject to the terms and conditions of this Agreement, during the Research Program Term (and, to the extent applicable, continuing for the period of time after the Research Program Term in which GSK continues to evaluate any Hit, Offered Hit or Claimed Target after the expiration of the Research Program Term as permitted under this Agreement but prior to the time when GSK exercises its Selection Option pursuant to Section 3.4.4(a) with respect to such Target or when such Target becomes a Reverted Target pursuant to Section 3.4.1(b), 3.4.2(b)(i), 3.4.4(c) or 4.4.5(c)(ii), as the case may be), FivePrime hereby grants to GSK a fully-paid, royalty-free, non-exclusive, right and license, with the right to grant sublicenses (as provided herein) under the FivePrime Background Patents, FivePrime Background Know-How, FivePrime Collaboration Patents and FivePrime Collaboration Know-How solely to the extent necessary for GSK to conduct the obligations and responsibilities allocated to GSK under the Research Plan and to evaluate each Claimed Target to determine whether to exercise its Selection Option with respect to such Claimed Target (for any ***, solely in ***) and to evaluate any GSK Alternative Targets, in the Territory. GSK may sublicense the foregoing license solely to its Affiliates and Contractors for the sole purpose of conducting GSK’s obligations and responsibilities under this Agreement on GSK’s behalf and such sublicensing right includes the right of GSK’s sublicensees to grant further sublicenses.

4.1.2	Development and Commercialization Licenses. Subject to the terms and conditions of this Agreement, commencing upon the designation of a

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Claimed Target as a Committed Lead Target pursuant to Section 3.4.4, or the designation of a GSK Alternative Committed Lead Target pursuant to Section 3.4.4 , as applicable, FivePrime hereby grants to GSK an exclusive, royalty-bearing license (as set forth in Article 6), with the right to grant sublicenses (including the right to further sublicense) pursuant to Section 4.1.3, under the FivePrime Collaboration Patents, FivePrime Collaboration Know-How, and FivePrime’s interest in the Joint Patents and Joint Know-How, to make, have made, use, sell, offer for sale and import Licensed Product(s) (for any *** Target, solely in ***) with respect to such Committed Lead Target and such GSK Alternative Committed Lead Target, as applicable, in the Field in the Territory, and a non-exclusive, royalty-free license, with the right to grant sublicenses (including the right to further sublicense) pursuant to Section 4.1.3, under the FivePrime Background Know-How and FivePrime Background Patents, solely to the extent necessary to exercise the exclusive license granted in this Section 4.1.2 to GSK. The license granted in this Section 4.1.2 shall not be construed as granting GSK the right under any FivePrime Background Know-How, FivePrime Background Patents, FivePrime Collaboration Patents, or FivePrime Collaboration Know-How, to research, develop, make, use or commercialize a Licensed Product that is directed to, derived from, or incorporates a Target other than a Committed Lead Target or a GSK Alternative Committed Lead Target, as applicable.

4.1.3	Right to Sublicense. GSK may grant sublicenses (including the right to grant further sublicenses) under the exclusive license it receives under Section 4.1.2 to any of its Affiliates or any Third Party without the prior written consent of FivePrime, provided that the agreement between GSK and such sublicensee shall be consistent with the terms and conditions of this Agreement. GSK shall remain responsible for its obligations under this Agreement, including payment obligations pursuant to Article 6, that have been delegated, subcontracted or sublicensed to any of its Affiliates, sublicensees or subcontractors. GSK must promptly notify FivePrime of any sublicenses that it grants, including the name and description of the sublicensee, the scope of rights granted, the territory, the field and the terms of such sublicense, such terms to be disclosed solely to the extent necessary for FivePrime to determine that such sublicense complies with the terms of this Agreement.

4.1.4	Retained Rights.

a)	Rights Not Granted to GSK. All rights not expressly granted herein to GSK shall be retained by FivePrime.

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b)	Right to Maintain Library. Notwithstanding the provisions of this Section 4.1, FivePrime shall retain the right to maintain any and all Hits, Offered Hits, Claimed Targets and Committed Lead Targets in FivePrime’s proprietary libraries, and, subject to the restrictions set forth in Sections 4.4.2, 4.4.3 and 4.4.5, to use such libraries for any purpose (including conducting collaborations with Third Parties), provided that such use by FivePrime does not conflict with GSK’s rights and FivePrime’s obligations as set forth in this Agreement.

c)	Rights to Reserved Targets. Notwithstanding anything to the contrary herein but subject to Sections 3.4.1(d)(i)(6), 4.4.3 and 4.4.5(a)(i), FivePrime shall retain the rights to develop, manufacture and commercialize all products comprising Biologics or Compounds incorporating, derived from or directed to or against each of the Reserved Targets (including *** Targets in the *** and Advanced Reserved Targets) and Third Party Targets, for all uses at all times, either by itself or in collaboration with a Third Party.

d)	Subject to Section 4.4.5(c)(ii), nothing contained in this Section 4.1.4 shall be construed as preventing GSK or any of its Affiliates, either alone or with a Third Party, from researching, developing or commercializing a Biologic or Compound incorporating, derived from or directed to or against any Target that is not a Committed Lead Target, other than as expressly set forth in this Agreement, provided that such activity by GSK does not require a license from FivePrime under the FivePrime Background Know-How, FivePrime Background Patents, FivePrime Collaboration Know-How or FivePrime Collaboration Patents.

4.2	License Grants to FivePrime.

4.2.1	Research License; Development License.

a)

Research License; Track 2 Development License.  Subject to the terms and conditions of this Agreement, effective only during the Research Program Term and, if applicable, during the Clinical Lead Target Development Period solely with respect to Track 2 Development activities conducted by FivePrime with respect a Clinical Lead Target, GSK hereby grants to FivePrime a fully-paid, royalty-free, non-exclusive license: (i) under GSK Background Patents, GSK Background Know-How, GSK Evaluation Patents and GSK Evaluation Know-How, solely to the extent necessary for FivePrime to conduct the obligations and responsibilities allocated

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to FivePrime under the Research Plan; and (ii) under GSK Background Patents, GSK Background Know-How, GSK Evaluation Patents, and GSK Evaluation Know-How, solely to the extent necessary for FivePrime to conduct the obligations and responsibilities allocated to FivePrime under each FivePrime Early Development Plan for the Track 2 Development of a Clinical Lead Target. In addition, GSK hereby grants to FivePrime a fully-paid, non-exclusive, royalty-free sublicense under GSK’s exclusive license to the FivePrime Collaboration Patents, FivePrime Collaboration Know-How, and FivePrime’s interest in the Joint Patents and Joint Know-How, solely during the Clinical Lead Target Development Period and solely for use by FivePrime in the conduct of obligations and responsibilities allocated to FivePrime under each FivePrime Early Development Plan for the Track 2 Development of a Clinical Lead Target and Clinical Lead Products with respect thereto. Subject to Section 5.5, FivePrime may grant sublicenses (with the right to grant further sublicenses) under the foregoing license solely to its Affiliates and Contractors solely to conduct such obligations and responsibilities on its behalf.

4.2.2	Reverted Targets. Subject to the terms and conditions of this Agreement including Sections 4.4 and 4.4.5(c)(ii), for each Reverted Target, GSK hereby grants to FivePrime a perpetual, irrevocable, fully-paid, royalty-free, non-exclusive license, with the right to grant sublicenses (including the right to grant further sublicenses), under the GSK Evaluation Patents, GSK Evaluation Know-How, Joint Patents and Joint Know-How, to make, have made, use, sell, offer to sale, and import products that comprise: (a) such Reverted Target or a fragment or derivative thereof; (b) a sequence variant of such Reverted Target, or a fragment or derivative of such sequence variant; (c) a Compound or Biologic in any form that inhibits, activates or otherwise modulates the activity of such Reverted Target or its sequence variant, fragment or derivative; or (d) a nucleic acid-containing molecule comprising a nucleotide sequence that encodes any of the molecules described in (a)-(c) above. Promptly after a Target becomes a Reverted Target, GSK shall return or destroy, at FivePrime’s election, all FivePrime Background Know-How and FivePrime Collaboration Know-How transferred by FivePrime to GSK with respect to such Reverted Target and shall immediately cease to use such FivePrime Background Know-How and FivePrime Collaboration Know-How for any and all purposes.

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4.2.3	For *** Targets.

a)	GSK hereby grants FivePrime a perpetual, irrevocable, fully-paid, non-exclusive, royalty-free license, with the right to grant sublicenses (including the right to grant further sublicenses), under the GSK Evaluation Patents and GSK Licensed Product Patents solely to the extent such Patents licensed to FivePrime pursuant to this Section 4.2.3(a) would otherwise be infringed by the manufacture, use, sale, offer for sale, or import of a product in the *** that comprises: (i) a *** Target or a fragment or derivative thereof; (ii) a sequence variant of such *** Target, or a fragment or derivative of such sequence variant; (iii) a Compound or Biologic in any form that inhibits, activates or otherwise modulates the activity of such *** Target or its sequence variant, fragment or derivative; or (iv) a nucleic acid-containing molecule comprising a nucleotide sequence that encodes any of the molecules described in (i)-(iii) above.

b)	To the extent not already included in Section 4.1.1 or 4.1.2, FivePrime hereby grants GSK a perpetual, irrevocable, fully-paid, non-exclusive, royalty-free license, with the right to grant sublicenses (including the right to grant further sublicenses), under the FivePrime *** Technology solely to the extent such FivePrime *** Technology licensed to GSK pursuant to this Section 4.2.3(b) would otherwise be infringed by the manufacture, use, sale, offer for sale, or import of Licensed Products in *** with respect to such *** Target. “FivePrime *** Technology” shall mean, with respect to a *** Target, any and all Patents and Know-How that are Controlled by FivePrime or its Affiliates during the Term and arose from the research, development, manufacture or commercialization of Compounds and Biologics (in ***) with respect to such *** Target by or on behalf of FivePrime.

4.3	No Implied Licenses. Except as specifically set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any Know-How disclosed to it under this Agreement or under any Patents owned or Controlled by the other Party or its Affiliates.

4.4	Negative Covenants.

4.4.1

GSK hereby covenants that it shall not use any FivePrime Background Know-How, FivePrime Background Patents, FivePrime Collaboration Know-How or FivePrime Collaboration Patents for any purposes other than those expressly permitted in Section 4.1, Section 3.4.1(c), Section 3.4.2,

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Section 3.4.3, or as otherwise expressly permitted in this Agreement, and GSK specifically covenants that it shall not use any FivePrime Background Know-How, FivePrime Background Patents, FivePrime Collaboration Know-How, or FivePrime Collaboration Patents to design or conduct screening assays, or to identify additional Targets, outside of the Research Program.

4.4.2	FivePrime hereby covenants that it shall not use any GSK Background Know-How, GSK Background Patents, GSK Evaluation Know-How, GSK Evaluation Patents, GSK Licensed Product Patents or GSK Licensed Product Know-How for any purposes other than those expressly permitted in Section 4.2 or Section 10.6 or as otherwise expressly permitted in this Agreement, and FivePrime specifically covenants that it shall not use any GSK Background Know-How, GSK Background Patents, GSK Evaluation Know-How, GSK Evaluation Patents, GSK Licensed Product Patents or GSK Licensed Product Know-How to design or conduct screening assays, or to identify additional Targets, outside of the Research Program.

4.4.3	FivePrime hereby covenants that FivePrime shall not:

a)	during the Research Program Term, conduct (or grant licenses to Third Parties to conduct) the Screening Assays performed under the Research Program outside the scope of the Research Program, either for itself or on behalf of any Third Party;

b)	develop on its own or with a Third Party any product that is intended to, or does in fact, inhibit, activate or modulate the activity of any Offered Hit, Claimed Target (except in each case with respect to any *** Target in ***), or GSK Alternative Target as its principal mode of action other than pursuant to this Agreement, unless such Offered Hit or Claimed Target becomes a Reverted Target;

c)	after the Research Program Term, with respect to each Committed Lead Target, develop on its own or with a Third Party any product that is intended to, or does in fact, inhibit, activate or modulate the activity of any Committed Lead Target (except with respect to any *** Target in ***) or GSK Alternative Target as its principal mode of action other than pursuant to this Agreement, including Section 5.1.2, unless such Committed Lead Target or GSK Alternative Target, as applicable, becomes a Reverted Target or a Terminated Target; or

d)	as long as GSK continues to have rights to develop or commercialize any Committed Lead Target, GSK Alternative Committed Lead

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Target, or Licensed Products derived from such Committed Lead Target or GSK Alternative Committed Lead Target and for as long as the following information remains non-public and proprietary, disclose to any Third Party, which of the Claimed Targets have been selected by GSK as Committed Lead Targets, which GSK Alternative Targets have been selected by GSK as GSK Alternative Committed Lead Targets, or the behavior of any Committed Lead Target or GSK Alternative Committed Lead Target in other screening assays without redacting the identity of such Committed Lead Target or GSK Alternative Committed Lead Target, as applicable, in each case without GSK’s prior written consent.

e)	The Parties acknowledge and agree that FivePrime’s rights with respect to the Reserved Clinical Biologics, either alone or in collaboration with a Third Party, shall not be subject to this Section 4.4.3 or Section 4.4.5. “Reserved Clinical Biologics” shall mean the products identified by FivePrime as ***.

4.4.4	GSK hereby covenants that GSK and its Contractors or Affiliates shall not:

a)	subject to Section 4.4.5(a)(ii), perform, or have performed on its behalf, for ***, any research upon any such Offered Hit, or on any molecule that is intended to, or does in fact, inhibit, activate or modulate the activity of any Offered Hit as its principal mode of action, without first designating such Target as a Claimed Target, unless such Offered Hit or molecule that inhibits, activates or modulates the activity of any such Offered Hit was included within a program being conducted by GSK on its own or with a Third Party as of the date that such Offered Hit became designated as an Offered Hit;

b)	subject to Section 4.4.5(a)(ii), perform, or have performed on its behalf, for ***, any development or commercial activities upon any Claimed Target or GSK Alternative Target, or on any molecule that is intended to, or does in fact, inhibit, activate or modulate the activity of any such Claimed Target or GSK Alternative Target as its principal mode of action, without first selecting such Claimed Target or GSK Alternative Target as a Committed Lead Target or GSK Alternative Committed Lead Target, unless such Claimed Target or GSK Alternative Target or molecule that inhibits, activates, incorporates, derives from or otherwise modulates the activity of any such Claimed Target or GSK Alternative Target or fragment or variant thereof was included within a program being conducted by GSK on its own or with a Third Party as of date that such Claimed Target or GSK Alternative Target became designated as a Claimed Target; or

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c)	subject to Section 4.4.5(c)(ii), perform, or have performed on its behalf, for ***, any research, development or commercial activities upon any Reverted Target or Terminated Target or, subject to Sections 4.4.5(c)(ii) and 10.6.1(c), any GSK Alternative Terminated Target (for the period of time set forth in Section 10.6.1(c)), or on any molecule that is intended to, or does in fact, inhibit, activate or modulate the activity of any such Reverted Target or Terminated Target as its principal mode of action, or a fragment or variant thereof, unless such Reverted Target or Terminated Target ceases to be a Reverted Target or Terminated Target.

For the avoidance of doubt, nothing in this Section 4.4.4 shall be deemed or construed as preventing GSK, its Affiliates, Contractors or sublicensees from performing, on its or their own behalf or with a Third Party, any research, development or commercial activities on a Target ***, or from conducting any activities with respect to the identification or evaluation of GSK Alternative Targets or GSK Alternative Committed Lead Targets to the extent expressly permitted in this Agreement.

4.4.5	Exclusivity.

a)	***.

i)	FivePrime Exclusivity. Subject to Sections 4.4.3(e) and 4.4.5(c), ***, FivePrime shall not, and shall cause its Affiliates not to (alone or with or for a Third Party), research, develop, or conduct any screening assays, and shall not offer or grant rights to any Third Party under which such Third Party would research, develop or conduct any screening assays to discover, identify or validate Targets or associated compounds or derivatives or analogs thereof in order to develop pharmaceuticals or therapeutics to ***. Subject to Section 4.4.3, for the avoidance of doubt, nothing herein shall be construed to impose any field limitation on any of FivePrime’s existing or future Third Party collaborations so long as the primary objective of such collaboration is not ***.

ii)

GSK Exclusivity.  Subject to Section 4.4.5(c), ***, GSK shall not, and shall cause its Affiliates not to, (alone or with or for a Third Party) conduct any Screening Assays, and shall not offer or grant rights to any Third Party under which

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such Third Party would conduct any Screening Assays to discover or identify Targets in order to develop pharmaceuticals or therapeutics to *** other than as set forth herein. For the avoidance of doubt and subject to Section 4.4.5(c), nothing herein shall be construed to prohibit GSK or its Affiliates from pursuing, or continuing to pursue any other internal GSK programs or Third Party programs for ***, or from screening GSK’s internal libraries for Targets. This Section 4.4.5(a)(ii) shall not be construed as prohibiting GSK from using any commercially available screening assays or any screening assays disclosed in the scientific literature, provided that GSK shall not use any FivePrime Background Know-How, FivePrime Background Patents, FivePrime Collaboration Know-How or FivePrime Collaboration Patents in connection therewith.

b)	No Other Limitations. Other than as expressly set forth in Section 4.4.5(a) above, FivePrime shall have the right to discuss with any Third Party the opportunity to collaborate on any indication without any obligation to GSK, and to enter into the agreement(s) to do so.

c)	Non-Selected Targets; Reverted Targets.

i)

Non-Selected Targets.  In the event that FivePrime presents a Target as a Hit to GSK that, at the time such Hit was presented to GSK, GSK either: (a) was conducting research, development or commercialization activities with respect to such Target on its own as part of an internal program or as part of a program in collaboration with a Third Party in Respiratory Diseases, or (b) had actual knowledge that such Target is a therapeutic target or potential therapeutic agent for Respiratory Diseases, in each of (a) and (b) above as evidenced by GSK’s written records (the “Non-Selected Target Criteria”), then GSK shall inform FivePrime within *** Business Days after such Hit has been presented to GSK that such Hit meets the Non-Selected Target Criteria as set forth in this Section 4.4.5(c)(i). Notwithstanding the foregoing, GSK may nevertheless elect to exercise its Claiming Option with respect to such Hit as if it were an Offered Hit. If, however, GSK elects not to exercise its Claiming Option with respect to such Hit, then such Hit shall not be deemed a Reverted Target as that term is defined herein but rather shall thereafter be referred to as a

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“Non-Selected Target” and such Non-Selected Target shall be considered outside of the scope of this Agreement and the Research Program with respect to Respiratory Diseases. For clarity, subject to the restrictions set forth in Sections 4.4.5(a) and (b), each Party may research, develop, validate, commercialize, or undertake any other activities in their sole discretion with respect to such Non-Selected Target without any further obligations, including payment obligations, of any kind to the other Party.

ii)	Reverted Targets; Reverted Target Exclusivity.

(1)      In the event that (A): (i) at the time FivePrime presents a Target as a Hit to GSK, GSK was conducting research, development or commercialization activities with respect to such Target on its own as part of an internal program or in collaboration with a Third Party for an indication ***, and (ii) GSK elects not to further evaluate such Hit, under the Research Program, and GSK so notifies FivePrime in writing of such election within *** Business Days after FivePrime presents such Hit to GSK, including a statement regarding the existence of the criteria set forth in Section 4.4.5(c)(ii)(1)(A)(i) above, or (B) GSK elects not to exercise its Claiming Option or Selection Option with respect to an Offered Hit or Claimed Target, or (C) GSK terminates a GSK Alternative Committed Lead Target, as applicable, in the case of (A), (B), and (C), such Offered Hit, Claimed Target, or Committed Lead Target for which such GSK Alternative Committed Lead Target was substituted, as applicable shall be deemed a Reverted Target as provided in and subject to Section 3.4.1(b), Section 3.4.2(b)(i), Section 3.4.4(a), Section 3.4.4(c) or Section 3.4.4(e).

(2)      Subject to Section 4.4.5(c)(ii)(4), GSK agrees that it shall not, and shall cause its Affiliates not to, conduct on its or their own (or grant licenses to a Third Party to do so) any research or development activities with respect to any Reverted Target *** from the date such Target becomes a Reverted Target until *** thereof (the “GSK Reverted Target Exclusivity Period”). For the avoidance of doubt, during the GSK Reverted Target Exclusivity Period, GSK and its Affiliates may, on its or their own, conduct any internal research or development activities with respect to any Reverted Target for indications ***. FivePrime agrees that it shall not conduct on its own (or grant licenses to a Third Party to do so) any research or development activities *** with respect to any Clinical Lead Target that becomes a Reverted Target as a result of a Track 2 Substitution in accordance with Section 5.1.2(a)(ii). FivePrime may research and develop any other Reverted Targets for any indication *** in connection with a FivePrime internal program during the Research Program Term, but shall not license to a Third Party any rights with respect to such Reverted Target *** until the expiration of the Research Program Term or, if a Clinical Lead Target became a Reverted Target pursuant to Section 5.1.2(a)(ii) during Track 2 Development of such Clinical Lead Target, then for *** after such Clinical Lead Target became a Reverted Target (the “FivePrime Reverted Target Exclusivity Period”). Notwithstanding the foregoing and subject to Sections 3.4.1(d)(i)(6), 4.4.3, 4.4.5 and

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4.5, during the Research Program Term, FivePrime and its Affiliates shall have the right to grant unencumbered rights without field limitation to existing or future Third Party collaborators with respect to each such Reverted Target and associated Compounds and Biologics in connection with Third Party collaborations, so long as such Third Party collaborations are intended for ***, provided that, during the Research Program Term, FivePrime does not share with such Third Party collaborator the Know-How generated in any Screening Assays conducted under the Research Program with respect to such Reverted Target, or disclose to such Third Party the relevance of such Reverted Target in ***.

(3)      If, after the expiration of the GSK Reverted Target Exclusivity Period, GSK on its own or with a Third Party desires to develop and commercialize any Biologic or Compound with respect to the Reverted Target *** (a “GSK Reverted Target Product”) and in connection therewith, desires to obtain a license from FivePrime under the FivePrime Collaboration Patents, FivePrime Collaboration Know-How, FivePrime Background Patents and FivePrime Background Know-How Controlled by FivePrime at the time such Target becomes a Reverted Target, and any other Patents and Know-How Controlled by FivePrime, then GSK shall notify FivePrime and the Parties shall promptly thereafter in good faith negotiate the terms for a non-exclusive, worldwide, sublicenseable (with the right to grant further sublicenses) license, under all FivePrime Collaboration Patents, FivePrime Collaboration Know-How and FivePrime Background Patents Controlled by FivePrime at the time such Target becomes a Reverted Target, solely for GSK to manufacture, use, offer for sale, sell, or import such GSK Reverted Target Product ***. For the avoidance of doubt, after the expiration of the GSK Reverted Target Exclusivity Period and in the event GSK does not obtain the licenses as set forth in this Section 4.4.5(c)(ii)(3), GSK on its own or with a Third Party may nonetheless develop or commercialize any Reverted Target Product; provided, however, that such development and commercialization does not use any FivePrime Collaboration Patents, FivePrime Collaboration Know-How, FivePrime Background Patents or FivePrime Background Know-How.

(4)      In the event that a Third Party presents an opportunity to GSK with respect to (i) a Target that has been deemed a Reverted Target pursuant to this Agreement and (ii) such Third Party opportunity is ***, then GSK shall be free to pursue such Third Party opportunity and may obtain rights from such Third Party to research, develop, validate, commercialize or undertake any other activities with respect to such Reverted Target for all indications including *** in connection with the Third Party opportunity, either alone or in collaboration with such Third Party, in GSK’s sole discretion and without any further obligations, including payment obligations, of any kind to FivePrime; provided, however, that GSK (A) shall not obtain the right to such product opportunity, or undertake any research, development, validation or commercialization activities regarding such Reserved Target for *** with respect to such Third Party opportunity until the later of (1) the expiration of the ***; or (2) the *** of the date when such Target becomes a Reverted Target, and (B) shall not use any FivePrime Background Know-How, FivePrime Collaboration Know-How, FivePrime Background Patents or FivePrime Collaboration Patents in connection with the pursuit of such Third Party opportunity, and shall not incorporate any FivePrime Know-How into any products developed or commercialized by GSK with respect to such Third Party opportunity.

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4.5	Notwithstanding anything contained in Section 4.4, nothing herein shall, expressly or impliedly, preclude or restrict either Party or their respective Affiliates in any way from: (a) acquiring a majority of the voting stock, or all or substantially all of the assets of, a Business Entity; (b) being acquired by a Business Entity; or (c) merging, amalgamating, taking over, consolidating with or engaging in any similar transaction with a Business Entity (such Party undergoing such transaction, the “Merging Party” and such transaction, a “Merger”). The term “Business Entity” means any Person, which, at the time of such Merger, is engaged in an activity that is prohibited for the Merging Party as set forth in Section 4.4 (the “Competing Activity”). Such Merger shall not constitute a breach of Section 4.4 by the Merging Party by reason of such Competing Activity, provided that such Merging Party, to the extent necessary, segregates the Competing Activity from the activities being conducted under the Research Program.

ARTICLE 5 DEVELOPMENT, COMMERCIALIZATION AND MANUFACTURING OF LICENSED PRODUCTS.

5.1	Rights and Responsibilities of the Parties.

5.1.1	GSK Rights and Responsibilities. Subject to Section 5.1.2, GSK shall have the sole control and final decision-making authority and responsibility, at its own expense, for research (beyond that undertaken in the Research Program and including conduct of further lead optimization including the humanization of mouse monoclonal antibodies, the generation of domain antibodies protein or antibody engineering, small molecule screening, formulation, and other activities to improve the drug-like properties of Biologics or Compounds), preclinical development, clinical development, manufacturing (including formulation), obtaining Marketing Authorizations and commercialization of Licensed Product(s) in the Territory in the Field, subject to its diligence obligations set forth in Section 5.2 below.

5.1.2	Clinical Lead Targets.

a)

Designation of Clinical Lead Targets; Substitution Rights. Prior to GSK paying the Selection Fee with respect to a Committed Lead Target included within a Claimed Targets Basket, the Parties will discuss and agree upon the number and specific Committed Lead Targets from such Claimed Targets Basket that each Party may select to develop as Committed Lead Targets under Track 1

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Development or Clinical Lead Targets under Track 2 Development, as applicable, considering each Party’s available resources and capabilities at the time to conduct the activities necessary for such Track 1 Development or Track 2 Development, as applicable, but subject to each Party’s right to alternate in such selection as set forth in this Section 5.1.2(a); provided, however, that all GSK Alternative Committed Lead Targets will be developed by GSK under Track 1 Development. With respect to each Claimed Targets Basket, GSK shall have the right to select the first Committed Lead Target or GSK Alternative Committed Lead Target in such Claimed Targets Basket for research and development pursuant to Section 5.1.1 (such development, “Track 1 Development”) and FivePrime shall have the right to select the second Committed Lead Target in such Claimed Targets Basket for further research, preclinical and clinical development (such development, “Track 2 Development” and such Committed Lead Target a “Clinical Lead Target”), in each case in accordance with the agreed-upon number and specific Committed Lead Targets as agreed by the Parties in advance as set forth above. The Parties’ selection rights shall continue to alternate with respect to Committed Lead Targets in such Claimed Targets Basket until all such Committed Lead Targets have been selected. If GSK selects at least *** Committed Lead Target and pays the relevant Selection Fee, but thereafter elects not to exercise its right to select such Committed Lead Target (or the first of such Committed Lead Targets, as applicable) for Track 1 Development, GSK shall offer FivePrime the right to select such Committed Lead Target for Track 2 Development. If FivePrime elects to pursue Track 2 Development with respect to such Committed Lead Target, then FivePrime shall use its Commercially Reasonable Efforts, consistent with the terms of this Agreement, to develop such Committed Lead Target through to achievement of the Proof of Mechanism Endpoints as mutually agreed by the Parties in advance. If FivePrime does not exercise its right to pursue Track 2 Development with respect to such Committed Lead Target, then such Committed Lead Target shall be a Reverted Target subject to Section 4.4.5(c)(ii).

i)

If during Track 1 Development of a Committed Lead Target, GSK determines that a different Committed Lead Target or GSK Alternative Committed Lead Target may have a more suitable development profile, GSK may elect to substitute such Committed Lead Target under development (a “Track 1 Substitution”) with such alternative Committed Lead

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Target or GSK Alternative Committed Lead Target (a “Substituted Lead Target”) so long as (1) the Committed Lead Target being replaced was selected within the prior *** as a Committed Lead Target for Track 1 Development by GSK, and (2) FivePrime has not selected the Substituted Lead Target designated by GSK for Track 2 Development as a Clinical Lead Target. If GSK elects to make such a substitution, GSK will pay the Selection Fee for the Substituted Lead Target, if owed, and shall have a right to offset such Selection Fee against future milestone payments owed by GSK. GSK may, in GSK’s discretion, elect to first offset such Selection Fee against any future milestone payment(s) to be made by GSK to FivePrime for the First Initiation of a GLP toxicology study for any Licensed Product with respect to such Substituted Lead Target and thereafter against any additional future milestones owed by GSK until such Selection Fee amount has been exhausted. The Committed Lead Target replaced by the Substituted Lead Target shall revert to FivePrime and become a Reverted Target subject to Section 4.4.5(a)(ii). GSK shall have the right to make no more than two (2) Track 1 Substitutions.

ii)

If during Track 2 Development of a Clinical Lead Target, FivePrime determines that a different Committed Lead Target may have a more suitable development profile, FivePrime will notify GSK and the Parties will discuss whether the alternative Committed Lead Target should be substituted for such original Clinical Lead Target. GSK shall have the right to conduct intellectual property due diligence with respect to such proposed alternative Committed Lead Target and with respect to the proposed activities to be conducted under FivePrime’s proposed FivePrime Early Development Plan for such Committed Lead Target, provided that FivePrime shall not be required to continue to carry on Track 2 Development of the original Clinical Lead Target during the period of time during which GSK is conducting intellectual property due diligence with respect to the proposed alternative Committed Lead Target. If, however, GSK does not consent to the proposed alternative Committed Lead Target, FivePrime shall promptly resume activities with respect to the original Clinical Lead Target, provided that FivePrime shall have the

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right to discontinue the activities with respect to such original Clinical Lead Target for reasons such as safety, toxicity, efficacy, clinical trial enrollment, action of Regulatory Authority or intellectual property matters. Subject to the conclusion of intellectual property due diligence to GSK’s satisfaction and GSK’s approval of the proposed FivePrime Early Development Plan for such proposed alternative Committed Lead Target, FivePrime may select such proposed alternative Committed Lead Target for Track 2 Development (a “Track 2 Substitution”), so long as (1) the Clinical Lead Target being replaced was selected within the prior *** as a Clinical Lead Target for Track 2 Development by FivePrime, and (2) GSK has not selected the subsequent Committed Lead Target for Track 1 Development. Upon such substitution, the Clinical Lead Target being replaced shall no longer be deemed a Clinical Lead Target and shall thereafter be a Committed Lead Target and GSK shall have the right to elect to pursue Track 1 Development of such Committed Lead Target. If GSK elects to pursue Track 1 Development of such Committed Lead Target, GSK shall have the right to credit an amount equal to the incremental milestone payments made by GSK to FivePrime by reason of such Target being a Clinical Lead Target rather than a Committed Lead Target on Track 1 Development against any future milestone payments owed by GSK to FivePrime with respect to the development and commercialization of such Target by GSK. If GSK does not elect to further develop and commercialize such Committed Lead Target within *** days after the date such FivePrime shall have replaced such Committed Lead Target was replaced by FivePrime, then FivePrime shall refund GSK the Selection Fee with respect to such Committed Lead Target, and such Committed Lead Target shall revert to FivePrime and become a Reverted Target, subject to Section 4.4.5(c)(ii).

b)

FivePrime Early Development Plan; Proof of Mechanism Endpoints.  For each Clinical Lead Target, FivePrime shall have the right to (i) develop Biologics directed to or against, or that incorporate or are directly derived from, such Clinical Lead Target (each, a “Clinical Lead Product”) and (ii) advance a Clinical Lead Product through to a measurable clinical proof of mechanism endpoint(s) to be tested in a Phase 1 Clinical Trial or a Phase 2

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Clinical Trial, or both (such proof of mechanism endpoints, “Proof of Mechanism Endpoints”) to be agreed upon by the Parties in advance, subject to ***. Prior to initiating FivePrime Early Development with respect to a particular Clinical Lead Target, FivePrime shall propose a clinical development plan for review and approval by GSK (which may be in the form of approval by GSK’s Technology Investment Board) and the JSC (the “FivePrime Early Development Plan”), which shall include details of the discovery technology FivePrime will use to make Clinical Lead Products to such Clinical Lead Target, the selection criteria that FivePrime will use to select a Clinical Lead Product before conducting a toxicology study conducted pursuant to good laboratory practices (GLP) for the purpose of submitting an IND for such Clinical Lead Product, proposed Proof of Mechanism Endpoints for such Clinical Lead Product, and any necessary manufacturing plans for the manufacture of clinical supply of any such Clinical Lead Product (as set forth in Section 5.5) for use in connection with the FivePrime Early Development Plan. GSK shall have the right to undertake intellectual property due diligence both with respect to each Clinical Lead Target and with respect to the pre-clinical and clinical activities proposed to be conducted under FivePrime’s proposed FivePrime Early Development Plan for such Clinical Lead Target (including any technology platforms proposed by FivePrime for use in connection with such activities) and a right to undertake appropriate due diligence with respect to any proposed manufacturing activities for the manufacture of clinical supplies of a Clinical Lead Target, in each case prior to the JSC’s approval of a FivePrime Early Development Plan for such Clinical Lead Target. FivePrime shall use commercially reasonable efforts, including entering into any necessary three-way confidentiality agreements with GSK and any applicable Third Parties, to assist and facilitate GSK in undertaking such intellectual property and manufacturing due diligence. FivePrime shall not present the FivePrime Early Development Plan to the JSC unless and until GSK has completed such intellectual property due diligence and manufacturing due diligence to GSK’s satisfaction and such FivePrime Early Development Plan has been approved by GSK. FivePrime shall propose the Proof of Mechanism Endpoints in the draft FivePrime Early Development Plan and the JSC shall approve or modify, subject to ***, such Proof of Mechanism Endpoints. Such Proof of Mechanism Endpoints may consist of a determination of pharmacodynamic effect, a biomarker measurement, or a functional effect, or any combination of such metrics or other metrics. If the

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JSC cannot agree on the Proof of Mechanism Endpoints, the matter shall be escalated to *** and ***, or their respective designees with the power and authority to resolve such matter. If the Parties still cannot agree on a matter after such escalation, then ***, provided that any such Proof of Mechanism Endpoint selected by *** shall be an endpoint that has proven to be measurable and is relevant to the indication of interest, unless both Parties agree otherwise.

c)	PoM Option.

i)

Promptly after the final data lock of the clinical trial database of a Clinical Trial in which Proof of Mechanism Endpoints were tested by FivePrime in Track 2 Development, FivePrime shall provide to GSK and the JSC the final and complete data package from the final data lock from such Proof of Mechanism Clinical Trial, including all preclinical data and results regarding such Clinical Lead Product as well as all available data and results from any Clinical Trials of such Clinical Lead Product (“PoM Option Data Package”) together with the complete CMC Work Package. FivePrime shall certify in writing to GSK the date upon which FivePrime has delivered the final and complete PoM Data Package and CMC Work Package to GSK. GSK shall have the right to exercise its exclusive option to obtain an exclusive license from FivePrime to make, have made, use, sell, offer for sale and import Licensed Products with respect to the Clinical Lead Target for such Clinical Lead Product, including the right to any Clinical Lead Product developed by FivePrime in the course of such FivePrime Early Development (the “PoM Option”), by providing FivePrime written notification of such option exercise at any time up to *** days after GSK’s receipt of such PoM Option Data Package and CMC Work Package and FivePrime’s written certification with respect to the completeness thereof (the “PoM Option Exercise Period”). On or after FivePrime’s receipt of GSK’s PoM Option exercise notice, FivePrime shall Invoice GSK and GSK shall pay to FivePrime within *** days after receipt of an Invoice from FivePrime therefor, the PoM Option exercise fee of (A) *** dollars ($***), if GSK exercises its PoM Option prior to the Initiation of a Phase 2 Clinical Trial of a Clinical Lead Product for such Clinical Lead Target; or (B) *** dollars ($***), if GSK exercises its PoM Option upon or after the

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Initiation of a Phase 2 Clinical Trial of a Clinical Lead Product for such Clinical Lead Target, with such PoM Option exercise becoming effective after FivePrime’s receipt of such notification and payment. If GSK does not exercise its PoM Option with respect to a Clinical Lead Target within the PoM Option Exercise Period, then such Clinical Lead Target shall cease to be a Clinical Lead Target (or a Committed Lead Target) and shall become a Reverted Target subject to Section 4.4.5(c)(ii).

ii)	Upon GSK’s exercise of its PoM Option with respect to a Clinical Lead Target: (A) the Clinical Lead Target Development Period with respect to such Target shall terminate; (B) GSK’s further development and commercialization of such Target and related Licensed Products (including any Clinical Lead Products) shall thereafter be subject to the same terms and conditions as any Track 1 Committed Lead Target, except as otherwise expressly set forth in this Agreement, including GSK’s obligation to pay FivePrime increased milestone payments and royalty payments with respect to Licensed Products containing a Biologic directed to or against such Target in accordance with Sections 6.3.3(d), 6.4.1(c) and 6.4.1(d); and (C) FivePrime shall have the right to continue to use such Target or the corresponding Clinical Lead Products in its library for other screening projects, provided that unless such Target becomes a Reverted Target or Terminated Target, FivePrime shall not have the right to: (A) other than as provided in Section 7.4, disclose the identity of such Target or the corresponding Biologic, or the behavior of such Target or such corresponding Biologic in other screening assays, to any Third Party without GSK’s prior written consent, unless GSK (or an investigator employed by or engaged by GSK) has first publicly disclosed the same information; or (B) grant any rights to a Third Party to make, have made, use, offer for sale, sell or import any such Clinical Lead Target or Licensed Products with respect to such Clinical Lead Target.

5.2	Diligence and Reporting.

5.2.1	FivePrime shall, during the Clinical Lead Target Development Period for a particular Clinical Lead Target and at its sole cost and expense, use

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Commercially Reasonable Efforts to design and develop at least one (1) Clinical Lead Product and conduct further lead optimization on such Clinical Lead Product, such as performing humanization of mouse monoclonal antibodies and protein or antibody engineering as appropriate. Within *** days after the end of each Calendar Quarter, FivePrime shall provide GSK with a written report summarizing its development activities with respect to each Clinical Lead Target and its related Clinical Lead Product(s) in such Calendar Quarter.

5.2.2	GSK shall, at its sole cost and expense, use Commercially Reasonable Efforts to design and develop at least one (1) Compound or Biologic directed to or against each Committed Lead Target (or the GSK Alternative Committed Lead Target GSK elects to develop in lieu of such Committed Lead Target pursuant to Sections 3.4.4), except during the Clinical Lead Target Development Period for a particular Clinical Lead Target, and conduct further lead optimization with respect thereto, such as performing humanization of mouse monoclonal antibodies, protein or antibody engineering, small molecule screening, formulation, and other activities to improve the drug-like properties of such Biologic or Compound, as appropriate. GSK shall inform FivePrime of its progress on such activities in each Quarterly Progress Report (as defined below). Subject to Section 5.2.1, GSK shall be fully responsible, at its sole cost and expense, for the development and commercialization of Licensed Products with respect to each Committed Lead Target (or the relevant GSK Alternative Committed Lead Target) or Clinical Lead Target, and shall inform FivePrime of its progress on such activities in each Quarterly Progress Report (as defined below). GSK shall use Commercially Reasonable Efforts to develop and commercialize ***. Within *** days after the end of each Calendar Quarter, GSK shall provide FivePrime with a written report summarizing its development and commercialization activities with respect to each Committed Lead Target (or the relevant GSK Alternative Committed Lead Target) and its related Licensed Product(s) in such Calendar Quarter (each, a “Quarterly Progress Report”), which shall include the modality (i.e., Compound or Biologic) of the Licensed Product(s) then under development by GSK (or its Affiliates or sublicensees) for each Committed Lead Target (or the relevant GSK Alternative Committed Lead Target) and a summary of GSK’s activities with respect thereto, in sufficient detail for FivePrime to determine whether GSK has met its diligence obligations under this Agreement. GSK shall provide such additional information and documentation as is reasonably requested by FivePrime or its auditors for the purposes of verifying GSK’s satisfaction of the diligence obligation set forth in this Section 5.2.

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5.3	Clinical Trial Registry. GSK shall have the right to post the results, summaries and protocols of clinical trials conducted by GSK, its Affiliates or sublicensees or conducted by FivePrime on Licensed Products on GSK’s clinical trial registry.

5.4	Safety Data Exchange. Within *** days, or such other period of time as agreed by the Parties, after GSK exercises its option for the first Committed Lead Target hereunder, the Parties shall discuss in good faith and enter into a safety data exchange agreement to govern the management of safety of Biologics incorporating or derived from a Target (or a fragment thereof) in a manner that will allow each Party to meet the requirements for the safety and reporting of such Biologics under applicable laws.

5.5	Manufacturing.

5.5.1

GSK shall be solely responsible, at its sole cost and expense, for the manufacturing of Licensed Products for development and commercialization under this Agreement, except that FivePrime shall be responsible, at its sole cost and expense, for the manufacturing of clinical supply of Licensed Products with respect to any Clinical Lead Target during the Clinical Lead Target Development Period. FivePrime shall prepare and provide to GSK a complete proposed work package including the activities to be undertaken by FivePrime or by an approved Manufacturing Contractor (as set forth in this Section 5.5) on behalf of FivePrime, in connection with the scale up and manufacture of clinical supply of Licensed Products with respect to Clinical Lead Targets. GSK and FivePrime will discuss such proposed manufacturing work package (the “CMC Work Package”) and will agree upon the scope and content thereof, subject to ***. FivePrime shall have the right to select a third party contract manufacturing organization to conduct such manufacturing activities on behalf of FivePrime (each, a “Manufacturing Contractor”), subject to the following conditions: (a) selection of a Manufacturing Contractor shall be subject to the prior written approval of GSK; (b) GSK shall have the right to undertake an audit of any such potential Manufacturing Contractor prior to granting its approval and GSK’s approval may be expressly conditioned upon the remedy of any deficiencies noted in such audit to GSK’s satisfaction; (c) in the event that any deficiencies identified in an audit conducted pursuant to this Section 5.5.1(b) are unable to be cured, or are unable to be cured during a reasonable period of time, such proposed Manufacturing Contractor shall not be selected and GSK and FivePrime shall discuss in good faith alternative Manufacturing Contractors; and (d) in the event FivePrime selects a potential Manufacturing Contractor for such manufacturing

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activities, GSK shall have the right, exercisable within *** Business Days after GSK’s approval of such Manufacturing Contractor, to elect to perform such manufacturing activities on behalf of FivePrime on the same material terms and conditions as negotiated by FivePrime with such potential Manufacturing Contractor. In connection with FivePrime’s identification, evaluation and selection of a potential Manufacturing Contractor, GSK agrees to discuss with FivePrime and to provide to FivePrime information, including whether any such Manufacturing Contractors under consideration have been approved by GSK, and GSK’s preferences with respect to the selection of a Manufacturing Contractor. In the event GSK manufactures and supplies any Clinical Lead Product (or ingredients thereof) to FivePrime under this Section 5.5.1, FivePrime shall have the right to undertake a reasonable technical and quality audit of GSK’s manufacturing facilities in connection therewith, in a manner that is customary for an IND sponsor to inspect drug substance and drug product manufacturing sites, in accordance with procedures to be agreed upon in advance by the Parties.

5.5.2	FivePrime shall ensure that ***, at no expense to GSK, any *** arising from the conduct of *** with respect to the *** of a *** and that all *** to be *** in accordance with *** below shall be *** at the time of such ***. In the event that it is necessary for FivePrime or *** to *** to a *** for use in connection with the *** of a ***, *** shall have the first right, but not the obligation to negotiate such *** in consultation with ***.

5.5.3

Promptly following GSK’s exercise of its PoM Option with respect to a Clinical Lead Target, FivePrime and GSK shall develop and reasonably agree upon a detailed supply transition plan to transfer to GSK at no additional costs all relevant Know-How, technology and inventory, including all information Controlled by FivePrime (including such information generated by FivePrime’s Manufacturing Contractors), related to the manufacture of the Clinical Lead Target and Clinical Lead Product, as applicable, within a reasonable period of time, not to exceed *** days after exercise of GSK’s PoM Option, such supply transition plan to include, at a minimum, the items set forth on the attached Exhibit F (the “Supply Transition Plan”). Prior to FivePrime entering into an agreement for the manufacture or supply of API or finished Clinical Lead Product with a Manufacturing Contractor in accordance with this Section 5.5, GSK and FivePrime will agree upon any costs to be allocated under such agreement for payment for consulting or other activities to be undertaken by the Manufacturing Contractor in connection with the Supply Transition Plan, provided that GSK would agree to bear all such costs allocated to payment for time incurred by the Manufacturing Contractor for consulting or other activities undertaken in connection with the Supply Transition Plan;

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provided further, however, that GSK shall not be responsible for such amounts agreed between FivePrime and such Manufacturing Contractor without the approval of GSK. Each Party shall use its Commercially Reasonable Efforts to implement the Supply Transition Plan and to effect the transfer of such manufacturing responsibilities to GSK in an orderly manner.

ARTICLE 6 PAYMENTS; ROYALTIES AND REPORTS

6.1	Initial Consideration.

6.1.1	Technology Assessment Fee. FivePrime shall invoice GSK, and GSK shall make a one-time cash payment by wire transfer of immediately available funds to FivePrime of seven million five hundred thousand dollars ($7,500,000.00) within *** Business Days after receipt by GSK on or after the Effective Date of an Invoice from FivePrime.

6.1.2	Equity Investment. In addition, GSK shall purchase four million six hundred ninety-four thousand eight hundred thirty-six (4,694,836) shares of Series A-3 Preferred Stock of FivePrime at a price per share of two dollars and thirteen cents ($2.13) for a total purchase price of ten million dollars and sixty-eight cents ($10,000,000.68) pursuant to the terms and conditions of the Series A-3 Preferred Stock Purchase Agreement in the form of Exhibit B to be executed by the Parties on even date herewith.

6.2	Research Program Funding.

6.2.1	Research Program Funding for Initial Assays. In consideration for FivePrime’s performance of (a) the *** Screening Assays under the Research Plan and (b) the ***, FivePrime shall Invoice GSK and GSK shall pay to FivePrime within *** days of receipt of such Invoice by GSK, *** quarterly payments in the amount of *** dollars ($***) per Calendar Quarter. It is the intent of the Parties that GSK will pay each such quarterly payments on the first day of each Calendar Quarter starting with the first (1st) Calendar Quarter after the Effective Date and that FivePrime may, accordingly, Invoice GSK for such quarterly payments *** days in advance of the start of a Calendar Quarter, provided, however, that GSK shall have no obligation to pay any such Invoiced amounts in less than *** days following receipt of such Invoice. GSK’s total payment obligation under this Section 6.2.1 shall be capped at *** dollars ($***).

6.2.2	Research Program Funding for Additional Assays. In consideration for FivePrime’s performance of any additional Screening Assays GSK elects to

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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include in the Research Program pursuant to Section 3.2.2, GSK shall pay to FivePrime (a) *** dollars ($***) for each such Screening Assay that is a ***; and (b) *** dollars ($***) for each such Screening Assay that is a ***. Such payment(s) shall be made in equal quarterly installments over the remainder of the Research Program Term after the date on which GSK delivered the relevant Expansion Notice, as follows: FivePrime shall Invoice GSK, and GSK shall pay to FivePrime within *** days following receipt of such Invoice by GSK, such quarterly payment. It is the intent of the Parties that GSK will pay each such quarterly payments on the first day of each Calendar Quarter starting with the first (1st) Calendar Quarter after the date on which GSK delivered the relevant Expansion Notice to FivePrime and that FivePrime may, accordingly, Invoice GSK for such quarterly payments *** days in advance of the start of a Calendar Quarter, provided, however, that GSK shall have no obligation to pay any such Invoiced amounts in less than *** days following receipt of such Invoice. For clarity, the maximum amount GSK may be required to pay under this Section 6.2.2 shall be *** dollars ($***), in the event that GSK elects to expand the Research Program to include ***.

6.2.3

Extraordinary Sample Expenses. GSK and FivePrime shall discuss and agree upon which Party shall be responsible for obtaining sufficient quantities of ***, as agreed upon by the Parties for use under the Research Program. GSK shall be responsible for obtaining sufficient quantities of *** samples as agreed upon by the Parties collectively, the “Extraordinary Samples”). GSK and FivePrime agree to share the costs, fees and expenses associated with the procurement of Extraordinary Samples (the “Extraordinary Sample Costs”) at the ratio of ***%:***% (GSK:FivePrime). The Parties agree that: (a) FivePrime’s obligation to share *** percent (***%) of the Extraordinary Sample Costs associated with *** by GSK shall be limited to those expenses paid by GSK after the Effective Date of this Agreement; (b) FivePrime’s total financial contribution to Extraordinary Sample Costs under this Agreement shall be capped at *** dollars ($***); (c) FivePrime’s total financial contribution to the Extraordinary Sample Costs incurred during each contract year (i.e., from the Effective Date to the first anniversary of the Effective Date, and then from each anniversary of the Effective Date to the subsequent Anniversary of the Effective Date) shall be capped at *** dollars ($***) for the first *** contract years and zero thereafter (the “Annual Cap”). In the event such Annual Cap is reached for any contract year, GSK shall pay for any excess amount that would otherwise be allocated to FivePrime but for such Annual Cap (the “Excess Amount”), and such Excess Amount shall be added to any Extraordinary Sample Costs allocated to FivePrime in subsequent contract year(s) to the extent the total Extraordinary Sample

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Costs allocated to FivePrime in each such subsequent contract years do not exceed the Annual Cap. For clarity, GSK shall not have the obligation to make payment to FivePrime (beyond those set forth in Sections 6.2.1 and 6.2.2) for any of the following reagents if used by FivePrime under the Research Plan: ***.

6.3	Milestone Payments. FivePrime shall invoice GSK, and after receipt by GSK of an Invoice, GSK shall pay to FivePrime the milestone payments set forth in this Section 6.3 within the period of time set forth herein.

6.3.1	Claimed Target Claiming Fee. GSK shall pay to FivePrime within *** days after receipt by GSK of an Invoice following exercise by GSK of its Claiming Option as follows: (a) in consideration for *** Offered Hits resulting from a particular Screening Assay that GSK exercises its Claiming Option to select as Claimed Targets, GSK shall pay a non-creditable, non-refundable payment in a lump sum amount of *** dollars ($***), payable in full upon GSK’s exercise of its Claiming Option with respect to the first Claimed Target; and (b) in consideration for each subsequent Offered Hit that GSK exercises its Claiming Option to select as a Claimed Target (i.e., the *** Claimed Target and all subsequent Claimed Targets), a non-creditable, non-refundable payment in the amount of *** dollars ($***) for each Claimed Target (in each case, the “Claiming Fee”).

6.3.2	Committed Lead Target Selection Fee. For each Committed Lead Target, following exercise by GSK of its Selection Option and within *** days after receipt by GSK of an Invoice, GSK shall pay to FivePrime, as follows: a non-creditable, non-refundable payment for each Claimed Target for which GSK exercises the Selection Option under Section 3.4.4 to select as a Committed Lead Target, in the amount of *** dollars ($***) for each Biologics Target and *** dollars ($***) for each Compound Target (the “Selection Fee”). In the event a Target that was deemed a Compound Target at the time GSK pays such Selection Fee is later deemed, whether by the JSC or otherwise, a Biologics Target by reason of the activities of GSK, its Affiliates, sublicensees or subcontractors and GSK had previously paid a Selection Fee in the amount of *** dollars ($***) for such Target, then GSK shall pay to FivePrime a makeup Selection Fee of *** dollars ($***) as soon as such Target becomes a Biologics Target.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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6.3.3	Development and Regulatory Milestones. On a Licensed Product-by-Licensed Product basis, GSK shall pay FivePrime the following milestone payments in accordance with the procedure set forth in Section 6.3.4. Each such payment shall be non-refundable and non-creditable. No milestone payments will be paid for milestone events that are not achieved. Different Licensed Product modalities (e.g., antibody Biologic and small molecule Compound) directed to the same Committed Lead Target shall trigger separate, non-creditable milestone payment obligations; provided, however, that the milestones will be payable only once with respect to a Biologic or Compound, regardless of how many times the milestone is achieved by such Biologic or Compound, except as expressly set forth in Section 3.4.1(d)(i)(6)(dd).

a)	For ECD Products. Subject to Section 6.3.3(d), GSK shall pay to FivePrime the amount set forth below for the achievement of the corresponding milestone for each ECD Product. For the avoidance of doubt, if GSK is paying milestone payments under Section 6.3.3(d) with respect to a Licensed Product, such milestone payments shall be paid in lieu of, and not in addition to, any milestone payments that would have otherwise been due under this Section 6.3.3(a) with respect to such Licensed Product.

Milestone Event	Amount
Upon initiation of the first GLP toxicology study	$***
Upon Initiation of a Phase 1 Clinical Trial	$***
Upon Initiation of a Phase 2 Clinical Trial	$***
Upon Initiation of a Phase 3 Clinical Trial	$***
Upon acceptance of the first application for Marketing Authorization in the US	$***
Upon acceptance of the first application for Marketing Authorization in the EU	$***
Upon acceptance of the first application for Marketing Authorization in Japan	$***
Upon acceptance of the first application for Marketing Authorization in China	$***
Upon acceptance of the first application for Marketing Authorization in all of South America	$***
First Commercial Sale in the US	$***
First Commercial Sale in at least *** of the Major Markets	$***
First Commercial Sale in Japan	$***
First Commercial Sale in China	$***
First Commercial Sale in all of South America	$***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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b)	For Licensed Product Comprising a Biologic that is not an ECD Product. Subject to Section 6.3.3(d), GSK shall pay to FivePrime the amount set forth below for the achievement of the corresponding milestone for each Licensed Product that comprises a Biologic (and that is not an ECD Product or a Compound). For the avoidance of doubt, if GSK is paying milestone payments under Section 6.3.3(d) with respect to a Licensed Product, such milestone payments shall be paid in lieu of, and not in addition to, any milestone payments that would have otherwise been due under this Section 6.3.3(b) with respect to such Licensed Product.:

Milestone Event	Amount
Upon initiation of the first GLP toxicology study	$***
Upon Initiation of a Phase 1 Clinical Trial	$***
Upon Initiation of a Phase 2 Clinical Trial	$***
Upon Initiation of a Phase 3 Clinical Trial	$***
Upon acceptance of the first application for Marketing Authorization in the US	$***
Upon acceptance of the first application for Marketing Authorization in the EU	$***
Upon acceptance of the first application for Marketing Authorization in Japan	$***
Upon acceptance of the first application for Marketing Authorization in China	$***
Upon acceptance of the first application for Marketing Authorization in all of South America	$***
First Commercial Sale in the US	$***
First Commercial Sale in at least *** of the Major Markets	$***
First Commercial Sale in Japan	$***
First Commercial Sale in China	$***
First Commercial Sale in all of South America	$***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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c)	Licensed Product Comprising a Compound. GSK shall pay to FivePrime the amount set forth below for the achievement of the corresponding milestone for each Licensed Product that comprises a Compound:

Milestone Event	Amount
Upon initiation of the first GLP toxicology study	$***
Upon Initiation of a Phase 1 Clinical Trial	$***
Upon Initiation of a Phase 2 Clinical Trial	$***
Upon Initiation of a Phase 3 Clinical Trial	$***
Upon acceptance of the first application for Marketing Authorization in the US	$***
Upon acceptance of the first application for Marketing Authorization in the EU	$***
Upon acceptance of the first application for Marketing Authorization in Japan	$***
Upon acceptance of the first application for Marketing Authorization in China	$***
Upon acceptance of the first application for Marketing Authorization in all of South America	$***
First Commercial Sale in the US	$***
First Commercial Sale in at least *** of the Major Markets in the EU	$***
First Commercial Sale in Japan	$***
First Commercial Sale in China	$***
First Commercial Sale in all of South America	$***

d)	Licensed Product Comprising a Biologic that is a Directed to or against, or Incorporates or is Directly Derived from, a Clinical Lead Target. GSK shall pay to FivePrime the amount set forth below for the achievement of the corresponding milestone for each Licensed Product that comprises a Biologic that is directed to or against, or incorporates or is directly derived from, a Target that is, at any time during the Term, a Clinical Lead Target:

Milestone Event	Amount
Upon initiation of the first GLP toxicology study	$***
Upon Initiation of a Phase 1 Clinical Trial	$***
Upon Initiation of a Phase 2 Clinical Trial	$***
Upon Initiation of a Phase 3 Clinical Trial	$***
Upon acceptance of the first application for Marketing Authorization in the US	$***
Upon acceptance of the first application for Marketing Authorization in the EU	$***
Upon acceptance of the first application for Marketing Authorization in Japan	$***
Upon acceptance of the first application for Marketing Authorization in China	$***
Upon acceptance of the first application for Marketing Authorization in all of South America	$***
First Commercial Sale in the US	$***
First Commercial Sale in at least *** of the Major Markets in the EU	$***
First Commercial Sale in Japan	$***
First Commercial Sale in China	$***
First Commercial Sale in all of South America	$***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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6.3.4	Notice of Milestone Achievement.

a)	Within *** days following the achievement of each milestone set forth in Section 6.3.3 (other than the first two listed milestones in Section 6.3.3(d) with respect to which FivePrime shall notify GSK in writing of the achievement of such milestones within *** days following the achievement of each such milestone), GSK shall notify FivePrime in writing of the achievement of such milestone, after which FivePrime shall invoice GSK for the applicable milestone payment. GSK shall pay the appropriate milestone payment within *** days (or *** days in the event that GSK has notified FivePrime in writing that the Licensed Product has been transferred to a drug development unit within GSK (e.g., GSK’s Medicines Development Centers), or if the Licensed Product is being developed for an Other Indication) after receipt by GSK of an Invoice. The milestone payments set forth in Section 6.3.3 shall be payable only upon the initial achievement of the particular milestone for each Licensed Product, and no amounts shall be due hereunder for subsequent or repeated achievement of the same milestone by the same Licensed Product.

b)	If any preclinical or clinical development milestone triggering event in Section 6.3.3 is skipped for a particular Licensed Product, the milestone payment that would otherwise have been due for such skipped milestone triggering event shall be due and payable on the occurrence of the next to occur milestone triggering event for such Licensed Product. For example, if GSK conducts a Phase 1 study of Licensed Product, and then chooses not to conduct a Phase 2 study and instead begins a Phase 3 study, both payments associated with the initiation of a Phase 2 and a Phase 3 trial would be due at the initiation of the Phase 3 trial.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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6.4	Royalties.

6.4.1	Royalties for Licensed Products. GSK shall pay FivePrime royalties on a Calendar Quarterly basis, calculated on a Licensed Product-by-Licensed Product and country-by-country basis, as set forth in this Section 6.4.

a)	Licensed Products Comprising a Biologic. Subject to and unless GSK is paying a royalty with respect to such Licensed Product in accordance with Sections 6.4.1(c) or (d), GSK shall pay to FivePrime royalties at the rates set forth below on Net Sales of each Licensed Product that comprises a Biologic:

Aggregate Worldwide Net Sales for a Calendar Year	Royalty Rate Applicable to such Portion of Annual Net Sales
Portion of aggregate worldwide Net Sales for such Licensed Product that is less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***) and less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***)	***%

b)	Licensed Product Comprising a Compound. GSK shall pay to FivePrime royalties at the rates set forth below on Net Sales of each Licensed Product that comprises a Compound:

Aggregate Worldwide Net Sales for a Calendar Year	Royalty Rate Applicable to such Portion of Annual Net Sales
Portion of aggregate worldwide Net Sales for such Licensed Product that is less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***) and less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***)	***%

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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c)	Licensed Product Comprising a Biologic for Former Clinical Lead Targets (pre-Phase 2 PoM Option Exercise). GSK shall pay to FivePrime royalties at the rates set forth below on Net Sales of each Licensed Product that comprises a Biologic that is directed to or against, or incorporates or is directly derived from, a Target that was, at any time during the Term, a Clinical Lead Target and with respect to which GSK exercised its PoM Option for such Clinical Lead Target prior to the Initiation of the first Phase 2 Clinical Trial of the first Clinical Lead Product for such Clinical Lead Target:

Aggregate Worldwide Net Sales for a Calendar Year	Royalty Rate Applicable to such Portion of Annual Net Sales
Portion of aggregate worldwide Net Sales for such Licensed Product that is less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***) and less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***)	***%

d)	Licensed Product Comprising a Biologic for Former Clinical Lead Targets (post-Phase 2 PoM Option Exercise). GSK shall pay to FivePrime royalties at the rate set forth below on Net Sales of each Licensed Product that comprises a Biologic that is directed to or against, or incorporates or is directly derived from, a Target that was, at any time during the Term, a Clinical Lead Target and with respect to which GSK exercised its PoM Option for such Clinical Lead Target after the Initiation of the first Phase 2 Clinical Trial of the first Clinical Lead Product for such Clinical Lead Target:

Aggregate Worldwide Net Sales for a Calendar Year	Royalty Rate Applicable to such Portion of Annual Net Sales
Portion of aggregate worldwide Net Sales for such Licensed Product that is less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***) and less than *** Dollars ($***)	***%
Portion of aggregate worldwide Net Sales for such Licensed Product that is equal to or greater than *** Dollars ($***)	***%

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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e)	Reduction in Royalty for Generic Products. Subject to Section 6.4.4 below, in the event that one or more Generic Product(s) (defined below) are sold in a country and such Generic Product(s) account for at least ***% of the aggregate unit sales of such Generic Product(s) and the Licensed Product in such country, the applicable patent royalty rates set forth in Section 6.4.1(a), (b), (c) or (d) shall be reduced by *** percent (***%) for such Licensed Product sold in such country. The term “Generic Product” means: (i) with respect to a Licensed Product comprising a Compound sold in a country and approved for a particular indication, an AB-rated Generic Product that: (A) is owned by a Third Party that has not obtained the rights to such product as a sublicensee or distributor of GSK or any of its Affiliates; (B) contains as an active ingredient the same Licensed Product (or salt, metabolite, prodrug or other physical form thereof, or equivalent as determined by the relevant regulatory authority) as contained in such Licensed Product; and (C) is approved for use in the same country as such Licensed Product pursuant to 21 U.S.C. 355(b)(2), an abbreviated new drug application, a separate NDA (excluding any NDA owned by GSK or any of its Affiliates), compendia listing, or other drug approval application (excluding any NDA owned by GSK or any of its Affiliates), including any and all foreign equivalents of the foregoing; and (ii) with respect to a Licensed Product comprising a Biologic, a biologic product that: (A) is owned by a Third Party that has not obtained the rights to such product as a sublicensee or distributor of GSK or any of its Affiliates; and either (B) for countries in which an abbreviated review process has been enacted to allow a biologic product to be approved for use in the same country by relying on clinical data of the Licensed Product, such Third Party product has been approved for use in the same county as such Licensed Product pursuant to such abbreviated review process; or (C) for any other country, such Third Party product contains as an active ingredient the same biologic (i.e., identical relevant amino acid sequence) as contained in such Licensed Product and has been approved for use in the same country as such Licensed Product.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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6.4.2	Royalty Term. Subject to 6.4.1(e), 6.4.3, 6.4.4 and any other expressly stated reductions in royalty obligations set forth in this Agreement:

a)	Patent Royalty. GSK’s royalty payment obligation shall expire, on a Licensed Product-by-Licensed Product and country-by-country basis, on the later of: (a) the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country; or (b) the expiration of the last-to-expire Valid Claim of any FivePrime Collaboration Patents or Joint Patents that Cover such Licensed Product in such country (the “Royalty Term”), provided that in countries where all Valid Claims Covering a Licensed Product have expired prior to the tenth (10th) anniversary of the First Commercial Sale of Licensed Product in such country, the royalty rates set forth in Section 6.4.1 for such Licensed Product for such country shall be reduced by *** percent (***%) for the remainder of the Royalty Term, after which GSK shall have no further obligation to pay any royalties for Net Sales of Licensed Product accruing in a particular country.

b)	Know-How Royalty. In the event that a Licensed Product, on a Licensed Product-by-Licensed Product and country-by-country basis, is not Covered by a Valid Claim included within the FivePrime Collaboration Patents or Joint Patents in such country as of the date of the First Commercial Sale of Licensed Product in such country, then GSK shall pay to FivePrime a royalty equal to *** percent (***%) of the royalty rates set forth in Section 6.4.1 (the “Know-How Royalty”) until the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country, after which GSK shall have no further obligation to pay a Know-How Royalty for Net Sales of Licensed Product accruing in a particular country. If, however, during such ten years during which GSK is paying to FivePrime a Know-How Royalty for a Licensed Product in a country as set forth in this Section 6.4.2(b), such Licensed Product becomes Covered by a Valid Claim of any FivePrime Collaboration Patents or Joint Patents in such country, then GSK shall thereafter pay royalties to FivePrime as set forth in Section 6.4.2(a) above for the remainder of the Royalty Term. For the avoidance of doubt, in the event that GSK is paying a royalty to FivePrime pursuant to Section 6.4.2(a) above for a Licensed Product in a particular country, then GSK shall not also pay to FivePrime the Know-How Royalty as set forth in this Section 6.4.2(b).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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6.4.3	Third Party Obligations.

a)	In the event it was or becomes necessary for FivePrime to obtain a license under any intellectual property owned by a Third Party in order for FivePrime to practice its Platform Technology in conducting the Screening Assays, including ***, FivePrime shall be solely responsible for the costs incurred by FivePrime in connection with having obtained or obtaining such license.

b)	On a country-by-country and Licensed Product-by-Licensed Product basis, in the event it is necessary for GSK to obtain a license under a Patent owned or controlled by a Third Party Covering ***, such that such Licensed Product, absent such license would otherwise infringe such Third Party Patent, then GSK shall be solely responsible for obtaining such license and shall be responsible for payment of all the costs incurred in connection with obtaining such license, provided that, subject to Section 6.4.4 below, GSK shall have the right to credit *** percent (***%) of any patent royalty paid by GSK to such Third Party for the license under such Valid Claim towards GSK’s royalty payment obligation to FivePrime under Section 6.4.1(a), (b), (c) or (d), as applicable, provided that in no event shall the quarterly royalty rates set forth in Sections 6.4.1(a), (b), (c) or (d) be reduced by more than an amount equal to *** percent (***%) of the otherwise applicable royalty due. In the event FivePrime disputes as to whether such Third Party license is necessary or whether any offset under this Section 6.4.3(b) shall apply to such Third Party license, the matter shall be referred to the JPC for resolution. In the event the JPC members from both Parties cannot agree on the matter, then either Party may refer such matter for resolution to an independent patent attorney mutually agreed upon by the Parties who has at least *** years of experience in the biologics field (or who has such other similar credentials as mutually agreed by the Parties), and such attorney’s decision on the matter shall be binding upon the Parties.

6.4.4	Royalty Reductions. The Parties agree that, notwithstanding the royalty rate reduction mechanisms set forth in this Section 6.4, in no event shall the royalty rate for a particular Licensed Product be reduced by operation of Sections 6.4.1(e), 6.4.2 or 6.4.3 below the rate for the Know-How Royalty.

6.5

Reports; Payment of Royalty.  During the Term, and following the First Commercial Sale of any Licensed Product, GSK shall furnish to FivePrime a written report for the Calendar Quarter showing (i) for each of the Major Markets, on a Licensed Product-by-Licensed Product basis and for all Licensed Product(s) sold in the Territory during the reporting period and the royalties payable under this Agreement, the Net Sales and royalties due, and (ii) for all other sales outside of the Major Markets, on a Licensed Product-by-Licensed

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Product basis and for all Licensed Product(s) sold in the Territory during the reporting period and the royalties payable under this Agreement, Net Sales, and royalties due. Reports shall be due on the *** day following the close of each Calendar Quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due.

6.6	Payment Date. If GSK fails to pay any such undisputed milestones, royalties or any other payments according to this Agreement in full on or before such date, interest on such amount shall accrue at a rate of interest of *** percent (***%) above the average rate of the *** LIBOR as published in the Wall Street Journal, Eastern U.S. Edition (“LIBOR Rate”), effective for the applicable days of the period of default. GSK shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

6.7	Audits.

6.7.1	For so long as GSK is obligated to make payments under this Agreement and for a period of *** months thereafter, upon *** days prior written request of FivePrime and not more than once in each Calendar Year, GSK shall permit an independent certified public accounting firm of nationally recognized standing selected by FivePrime, at FivePrime’s expense, to have access during normal business hours to such of the records of GSK as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year ending not more than *** months prior to the date of such request; provided that if FivePrime has timely commenced an audit with respect to any earlier time period and such audit is still pending or its results are being disputed, FivePrime shall have continued access to the records of such earlier time period until such time as the pending audit is concluded or such dispute regarding the audit results is resolved. The accounting firm shall disclose to FivePrime whether the royalty reports are correct or incorrect, the amount of any royalty discrepancy, as well as the calculation of the foregoing.

6.7.2

If such accounting firm correctly identifies an underpayment made by GSK during such period, GSK shall pay FivePrime *** percent (***%) of the amount of the underpayment, plus applicable interest as set forth in Section 6.6 above, within *** days of the date FivePrime delivers to GSK such accounting firm’s written report so concluding, or as otherwise agreed upon in writing by the Parties. The fees charged by such accounting firm shall be paid by FivePrime; provided, however, if such audit uncovers an underpayment by GSK that exceeds *** percent (***%) of the total payment due for the period under audit, then the fees of such accounting

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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firm shall be paid by GSK. In the event that the accounting firm uncovers an overpayment by GSK, then such overpayment by GSK shall be credited against any royalty payments owing in the Calendar Quarter following the Calendar Quarter in which such audit was completed, such future royalty payments to be adjusted accordingly on a carry-forward basis until such overpayment amount has been fully credited against future royalties owing to FivePrime.

6.7.3	GSK shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to GSK, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by FivePrime’s independent accountant to the same extent required of GSK under this Agreement.

6.7.4	FivePrime shall treat all financial information subject to review under this Section 6.7 or under any sublicense agreement as Confidential Information of GSK in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with GSK or its Affiliates obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

6.8	Payment Method and Exchange Rate. All payments to be made by GSK to FivePrime under this Agreement shall be made in United States dollars and shall be paid by wire transfer to the FivePrime bank account designated in writing by FivePrime from time to time. In the case of any amounts payable or receivable in a foreign currency, the Parties shall use the average exchange rate as calculated and utilized by GSK’s group reporting system and published accounts. In the event that GSK changes the exchange rate reference used in its internal accounting procedures generally applicable to GSK’s accounting practice during the Term, GSK shall so notify FivePrime and the Parties shall use such new reference for calculating the rate of exchange thereafter for the remainder of the Term.

6.9	Tax.

6.9.1    FivePrime warrants that FivePrime is a resident for tax purposes of the United States of America and that FivePrime is entitled to relief from United Kingdom income tax under the terms of the double tax agreement between the United Kingdom and the United States of America (the “Treaty”). FivePrime shall promptly notify GSK in writing in the event that FivePrime ceases to be entitled to such relief.

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6.9.2    GSK shall cooperate with FivePrime in obtaining formal certification of FivePrime’ entitlement to relief under the Treaty. Pending receipt of formal certification from the United Kingdom Inland Revenue, GSK shall pay to FivePrime the full amount of the Technology Assessment Fee required to be paid pursuant to Section 6.1.1 above, without deduction of any withholding tax in accordance with the Treaty. FivePrime agrees to indemnify and hold harmless GSK against any loss, damage, expense or liability arising in any way from a breach of the above warranties or any future claim by a United Kingdom tax authority alleging that GSK was required by law or regulation to deduct withholding tax on such payments at source at the Treaty rate (other than due to FivePrime having filed with the United States tax authority, but not having obtained formal certification of FivePrime’s entitlement to relief under the Treaty from the United Kingdom Inland Revenue, prior to receiving GSK’s payment pursuant to Section 6.1.1 above). The royalty and other payments under this Agreement shall not be reduced by any taxes required to be withheld by any taxing authority outside of the United Kingdom.

6.9.3    If GSK assigns this Agreement (or otherwise transfers the payment obligations imposed under this Agreement in any manner, including any assignment described in Section 13.2.2) to an Affiliate or other person, (such other person or such Affiliate on “Assignee”) and GSK or any Assignee becomes liable to withhold any taxes from royalties or other payments under this Agreement, then GSK or any such Assignee shall pay to FivePrime the full amount of any royalty or other payment required to be paid, unreduced by any withholding tax and shall pay any amount owed to the relevant tax authority; provided, however, that (i) GSK or any Assignee shall provide FivePrime with proof of any withholding taxes paid on behalf of FivePrime; and (ii) to the extent FivePrime is able to obtain credit for any taxes withheld against FivePrime’s tax liability and actually realizes a reduction in its tax liability as a result of the utilization of such credit, FivePrime shall refund to GSK the amount of such net tax savings, as determined in the reasonable discretion of FivePrime.

6.9.4    All sums payable under this Agreement are exclusive of value added tax and any other sales taxes. The Parties agree that, where appropriate, the Parties shall provide each other with a valid tax invoice, and against such invoice, the Parties shall pay the amount of any such tax to the other Party. Should such amounts of tax be refunded subsequently by the fiscal authorities, the Party receiving the refund shall immediately notify the other Party and refund these monies within *** days of receipt of such funds.

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ARTICLE 7 CONFIDENTIALITY AND PUBLICATION

7.1	Confidential Information. “Confidential Information” shall mean all Information disclosed by one Party (the “Disclosing Party”) in writing, visually, orally or in electronic medium to the other Party (the “Receiving Party”) and clearly marked or identified as confidential at the time of disclosure. In addition, Know-How generated under this Agreement by one Party and as to which the other Party holds an exclusive license or has a right to receive an exclusive license shall be treated as Confidential Information of both Parties so long as such license or right remains in effect. Once such exclusive license or right to receive an exclusive license terminates (or the scope of an exclusive license is reduced), the related Know-How shall be treated as the Confidential Information of the Party that generated such Know-How. Except as expressly set forth herein, the terms of this Agreement and the Know-How generated under this Agreement shall be the Confidential Information of both Parties and both Parties shall have the obligations set forth in this Article 7 with respect thereto.

7.2	Nondisclosure Obligation. Subject to Sections 7.3 and 7.4, unless the Disclosing Party provides prior written consent, all Confidential Information of the Disclosing Party shall be maintained in confidence by the Receiving Party, shall not be disclosed by the Receiving Party to any Third Party and shall not be used by the Receiving Party for any purpose except in connection with the exploitation of its rights or fulfillment of its obligations under this Agreement.

7.3	Exceptions. Each Party’s confidentiality and non-use obligations under this Agreement shall not apply to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can demonstrate with competent written proof:

7.3.1	Is known by the Receiving Party at the time of its receipt, without obligation of confidentiality or non-use, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s written records;

7.3.2	Is in the public domain before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of the Receiving Party or with the consent of the Disclosing Party;

7.3.3	Is subsequently disclosed to the Receiving Party, without obligation of confidentiality or non-use, by a Third Party who may lawfully do so and who is not under an obligation of confidentiality to the Disclosing Party; or

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7.3.4	Is developed by the Receiving Party independently of Information received from the Disclosing Party without reference to such Disclosing Party Information, as documented by the Receiving Party’s business records.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

7.4	Permitted Disclosure. Nothing in this Article 7 shall be construed to restrict the Receiving Party from disclosing Confidential Information to the extent that such disclosure:

7.4.1	Is made to governmental or other regulatory agencies in order to obtain patents addressed in this Agreement or to gain or maintain authorizations to conduct Clinical Trials or to market Licensed Products, but such disclosure may be only to the extent reasonably necessary to obtain such patents or authorizations and reasonable measures shall be taken to obtain confidential treatment from regulatory agencies for such information;

7.4.2	Is made to the Receiving Party’s Affiliates, potential and actual sublicensees, employees, officers, directors, agents, consultants, or other Third Parties for purposes the Receiving Party reasonably deems necessary or advisable for the exploitation of its rights or fulfillment of its obligations under this Agreement, provided that all such recipients agree to be bound by, or are otherwise bound by, confidentiality and non-use obligations that are no less stringent than those confidentiality and non-use provisions contained in this Agreement (with potentially a shorter duration no less than *** years from the date such Information is disclosed to such recipients);

7.4.3	Is deemed necessary by the Receiving Party to be disclosed to attorneys, independent accountants, potential or actual acquirers, merger candidates or investors or venture capital firms, investment bankers or other financial institutions or investors, provided that, except with respect to the disclosure of pro forma financial projections, all such recipients agree to be bound by confidentiality and non-use obligations; or

7.4.4

Is required by applicable law, valid order of a court of competent jurisdiction, or judicial or administrative process, provided that the Receiving Party shall promptly inform the Disclosing Party of the disclosure that is being sought in order to provide the Disclosing Party,

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where possible, an opportunity to challenge, limit or receive confidential treatment for the required disclosure, and further provided that the Receiving Party shall take all steps reasonably necessary to challenge, limit or receive confidential treatment for, the required disclosure.

7.5	Publicity. The Parties agree that the public announcement of the execution of this Agreement shall be substantially in the form of the press release attached as Exhibit C. Any other publication, news release or other public announcement relating to this Agreement or to the performance hereunder that would disclose information other than that already in the public domain, including information presented at medical conferences or similar events, shall, during the period of time in which FivePrime is conducting activities pursuant to a Research Plan or FivePrime Early Development Plan, first be reviewed and approved by both Parties. Notwithstanding the foregoing, FivePrime shall have the right to disclose publicly: (a) the fact that FivePrime is engaged in a research collaboration with GSK; (b) FivePrime’s receipt of an Expansion Notice; (c) GSK’s exercise of its Selection Option or PoM Exercise Option for a Committed Lead Target (in each case without disclosing the identity of such Target(s)); (d) FivePrime’s receipt of any development or regulatory milestone payment under Section 6.3; (e) the First Commercial Sale of any Licensed Product under this Agreement; and (f) royalties received from GSK by FivePrime (without disclosing the royalty rate or the Net Sales reported by GSK). For each such disclosure outlined in subsections (b) through (f) above, unless FivePrime otherwise has the right to make such disclosure under this Article 7, FivePrime shall provide GSK with a draft of such disclosure at least *** Business Days prior to its intended release for GSK’s review and comment, and FivePrime shall consider in good faith the incorporation of any such comment from GSK. If FivePrime does not receive comments from GSK within *** Business Days after FivePrime provides such draft to GSK, then FivePrime shall have the right to make such disclosure without further delay. FivePrime shall have the right to disclose to current or prospective investors under confidentiality terms not less restrictive than those set forth in this Article 7, the amount of GSK’s equity purchase, ownership, and per share purchase price. In addition, FivePrime shall have the right to list all Licensed Products on its website and in presentations of its product pipeline, identifying such Licensed Products with FivePrime’s or GSK’s internal reference number only and use GSK’s name in the form pre-approved by GSK in connection therewith to indicate that such Products are products under a collaboration with GSK. FivePrime may also, subject to review and approval by GSK’s trademark counsel, use an approved form of the GSK logo on FivePrime’s website in connection with Licensed Products being developed under the collaboration with GSK.

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7.6	Publications. GSK shall have the right to publish manuscripts, abstracts, or other articles in scientific journals relating to any Committed Lead Targets or Licensed Products without obtaining the prior written consent of FivePrime; provided, however, that FivePrime shall have the right to review and comment upon, such comments to be considered by GSK in good faith, such manuscripts, abstracts, or other articles in which a FivePrime employee is also named as an author. Either Party may publish manuscripts, abstracts, or other articles in scientific journals relating to any Hit, Offered Hit, Claimed Target, Reverted Target, or Terminated Target, upon the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed. In the event that either Party desires to make a publication pursuant to this Section 7.6, such Party shall provide a copy of the proposed manuscript (including abstracts, or presentation to a journal, editor, meeting, seminar or other third party) to the other Party for comment at least *** days (or *** days for any abstract submitted to a conference) prior to submission of such proposed manuscript for publication; the object being to prevent either the endangerment of applications for the protection of property rights by premature publications detrimental to their novelty or the disclosure of Confidential Information. If, during the *** days (or *** days, as applicable) specified above the non-publishing Party notifies the other Party that a proposed manuscript contains patentable subject matter which requires protection, the non-publishing Party may require the delay of the publication for a period of time not to exceed *** days (or *** days, for any abstract submitted to a conference) for the purpose of allowing the pursuit of such protection. The publishing Party shall delete from the proposed manuscript prior to submission all Confidential Information of the non-publishing Party that the non-publishing Party identifies in good faith and requests to be deleted. If no response is received from the non-publishing Party within *** days (or *** days, as applicable) of the date the proposed manuscript was submitted to the non-publishing Party, it may be conclusively presumed that the publication may proceed without delay.

ARTICLE 8    INTELLECTUAL PROPERTY

8.1	Ownership of Inventions.

8.1.1	Inventorship for patentable inventions conceived or reduced to practice on a worldwide basis during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with United States patent laws and, except as otherwise expressly set forth herein, ownership of any Patent rights arising under this Agreement shall be determined by inventorship.

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8.1.2	FivePrime and GSK shall each own an undivided one-half right, title and interest in and to the Joint Know-How and Joint Patents. Except to the extent that Joint Know-How or Joint Patents are exclusively licensed to the other Party under this Agreement, each Party may exploit, license, or sublicense (with the right to further sublicense) the Joint Know-How and Joint Patents without the consent of, or a duty of accounting to, the other Party.

8.2	Filing, Prosecution and Maintenance of Patents.

8.2.1	Rights and Responsibilities with Respect to Certain Patents.

a)	As between the Parties, FivePrime shall have the sole right, at its discretion and expense and outside of the scope of review by the JPC, to file, prosecute and maintain Patents that are directed to: (i) any FivePrime Background Know-How; (ii) any FivePrime Collaboration Know-How to the extent such FivePrime Collaboration Know-How is an improvement of or relates solely to FivePrime Platform Technology (Patents directed to subsection (i) or (ii) above, collectively, the “FivePrime Platform Patents”); or (iii) any Reserved Target, Third Party Target, Reverted Target or Terminated Target, or any Biologic or Compound with respect to any such Target.

b)	As between the Parties, GSK shall have the sole right, at its discretion and expense and outside of the scope of review by the JPC, to file, prosecute and maintain the GSK Background Patents and GSK Licensed Product Patents.

c)	As between the Parties, the Parties’ rights and responsibilities with respect to Target Patents shall be as follows:

i)	Prior to GSK’s exercise of its Selection Option with respect to any Target and such Target becoming a Committed Lead Target, FivePrime will be responsible for, and will have final decision-making authority with respect to, filing, prosecuting and maintaining all Target Patents pertaining to such Target, and GSK shall reimburse FivePrime for all reasonable and documented third-party costs and expenses incurred by FivePrime and approved by the JPC after the Effective Date in connection with such activities. FivePrime shall act diligently to secure the most favorable patent protection reasonably available for such Patents in countries where it is commercially reasonable to do so and shall not narrow or abandon any claims without the prior written notice to GSK through the JPC.

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ii)	After GSK exercises its Selection Option with respect to a particular Target and such Target becomes a Committed Lead Target, GSK shall have the option, in its sole discretion and at its costs and expense, to elect to file, prosecute or maintain, as applicable, Target Patents that are specific to such Committed Lead Target or Licensed Products corresponding to such Committed Lead Target, by providing FivePrime, through the JPC, written notification of such election. GSK shall make such election within *** Business Days after such Target becomes a Committed Lead Target, and in the event GSK does not make such election, GSK shall be deemed to have made the election not to file, prosecute and maintain such Target Patents. Upon receiving notification of GSK’s election to file, prosecute or maintain such Target Patents, FivePrime shall timely and orderly transfer the filing, prosecution and maintenance of such Target Patents to GSK in a manner that would not cause material disruption thereto. In the event GSK makes such election, GSK will have final decision-making authority with respect to the filing, prosecution or maintenance of such Target Patents. Further, GSK shall act diligently to secure the most favorable patent protection reasonably available for such Target Patents in countries where it is commercially reasonable to do so and shall not narrow or abandon any claims without the prior written notice to FivePrime through the JPC. In the event GSK does not make such an election at this time, responsibility for non-elected Target Patents will continue as described in 8.2.1(c)(i) above. GSK will maintain the right to elect such Target Patents as necessary, provided that the Target that is the subject of such Target Patents has not become a Terminated Target (e.g., upon exercising its Selection Option for future Targets or upon the expansion of scope of a Target Patent such that it is directed to a Committed Lead Target or Licensed Product). For clarity, in no event shall GSK obtain the rights to file, prosecute or maintain Patents owned by FivePrime that are directed to FivePrime Platform Technology, FivePrime Background Know-How or any Reserved Target or Third Party Target.

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iii)	Promptly after any Committed Lead Target becomes a Terminated Target pursuant to Section 10.6.1, FivePrime shall have the right (but not the obligation) to, at FivePrime’s cost and expense and outside the scope of review by the JPC, resume the responsibility to file, prosecute and maintain the Target Patents with respect to such Terminated Target, by providing GSK through the JPC written notification of its intent to do so. Upon receiving such notification, GSK shall timely and orderly transfer the filing, prosecution and maintenance of such Target Patents to FivePrime in a manner that would not cause material disruption thereto.

d)	Other Patents. For Collaboration Patents that are not FivePrime Platform Patents or Target Patents, each Party will be responsible for, and will have final decision-making authority with respect to, filing, prosecuting and maintaining all such Patents solely owned by such Party, at such Party’s cost and expense, and the Parties will cooperate to file, prosecute and maintain such Patents jointly owned by the Parties through the JPC (with each Party bearing *** percent (***%) of the reasonable out-of-pocket costs incurred by the Parties in connection with such filing, prosecution and maintenance), provided that if one Party desires not to pursue patent protection with respect to certain Joint Know-How, and the other Party desires to pursue such protection, as determined and documented by the JPC, then such other Party shall have the right to pursue file, prosecute and maintain Patents directed to such Joint Know-How at its sole expense and sole discretion.

8.2.2

Comment Rights.  In connection with the filing, prosecution and maintenance of Collaboration Patents set forth in Section 8.2.1(c) and (d), the filing Party shall give the non-filing Party an opportunity to review, prior to filing, the draft text of each Collaboration Patent application, and the draft text of each office action or substantive prosecution document (after the initial application is filed) for each such Collaboration Patent, shall consult with non-filing Party with respect thereto, shall take the non-filing Party’s reasonable written comments into account when finalizing such document, provided the non-filing Party promptly submits its written comments to allow the filing Party sufficient time to prepare and file its response and not lose its rights or reduce any patent term adjustment and shall supply the non-filing Party with a copy of the document as filed and with all substantive notices received from the relevant patent office with respect to such Collaboration Patent. The non-filing Party for such

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Collaboration Patent shall cooperate with the filing Party in filing and prosecuting such Collaboration Patent, including providing the filing Party with data and other information as appropriate and executing all necessary paperwork. The filing Party shall keep the non-filing Party advised of the status of such Collaboration Patent. The filing Party shall promptly give notice to non-filing Party of the grant, lapse, revocation, surrender, invalidation, or abandonment of such Collaboration Patent.

8.2.3	Certain Actions. All interferences, post-grant reviews, inter partes reviews, ex parte reviews, supplemental examinations, oppositions, appeals or petitions to any Board of Appeals in the patent office, the Patent Trial and Appeal Board, appeals to any court for any patent office decisions, reissue proceedings and re-examination proceedings with respect to a Collaboration Patent shall be considered patent prosecution matters and shall be handled in accordance with this Section 8.2.

8.3	Enforcement and Defense

8.3.1	Each Party shall give the other Party written notice of any infringement of FivePrime Collaboration Patents (other than FivePrime Platform Patents) or Joint Patents by a Third Party through the making or selling of any Licensed Product (a “Product Infringement”), within *** days after such Product Infringement comes to such Party’s attention. GSK and FivePrime shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action by either or both GSK and FivePrime, to terminate any such Product Infringement. However, GSK, upon notice to FivePrime, shall have the first right to initiate and prosecute such legal action at its expense and in the name of FivePrime or GSK, or to control the defense of any declaratory judgment action relating to such Product Infringement, provided that GSK shall not enter into any settlement or compromise that would materially diminish or adversely affect the scope, exclusivity or duration of any FivePrime Collaboration Patents or Joint Patents or FivePrime’s rights under this Agreement, without FivePrime’s prior written consent.

8.3.2	In the event that GSK elects not to initiate and prosecute an action pertaining to a Product Infringement, and FivePrime elects to do so, the costs of any agreed-upon course of action to terminate such Product Infringement, including the costs of any legal action commenced or the defense of any declaratory judgment, shall be borne by FivePrime, except that FivePrime shall not be responsible for any costs incurred by GSK unless such costs were incurred at FivePrime’s written request. FivePrime shall have the right to join GSK as a party to such action if GSK is a necessary party to such action.

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8.3.3	In connection with any action under this Section 8.3, GSK and FivePrime will reasonably cooperate and will provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any such action or proceeding, including, to the extent permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto. Each Party shall have the right to be represented by counsel of its own choice at its own expense for any action set forth in this Section 8.3.

8.3.4	If a Party desires to bring an enforcement action under a Collaboration Patent, but is unable to do so solely in its own name, the other Party will, at the request of the enforcing Party, join such action as a party and will reasonably cooperate and cause its Affiliates to reasonably cooperate to execute all documents necessary for the enforcing Party to initiate litigation to prosecute and maintain such action.

8.3.5	Any recovery obtained by either or both GSK and FivePrime in connection with or as a result of any action contemplated by this Section 8.3, whether by settlement or otherwise, shall be shared in order as follows:

a)	The Party which initiated and prosecuted the action shall recoup all of its costs and expenses incurred in connection with the action;

b)	The other Party shall then, to the extent possible, recover its costs and expenses incurred in connection with the action; and

c)	Any remainder shall be retained by the Party initiating such action, and in the event GSK is such Party, such remainder shall be deemed Net Sales and subject to the royalty payments to FivePrime under Section 6.4.

8.3.6	The provisions under Sections 8.3.1 through 8.3.5 shall apply, mutatis mutandis, in the event a Licensed Product becomes a Terminated Product pursuant to Section 10.2 or 10.3 and GSK grants a license to FivePrime under the GSK Evaluation Patents and GSK Licensed Product Patents for the development, manufacture and commercialization of such Terminated Product.

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ARTICLE 9 REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1	Representations and Warranties of Each Party. Each Party represents and warrants to the other Party that as of the Effective Date:

9.1.1	It has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder; and

9.1.2	This Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict in any material fashion with the terms of any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

9.2	FivePrime Representation and Warranties. FivePrime represents and warrants to GSK that as of the Effective Date:

9.2.1	It has the full right, power and authority to grant the licenses granted under this Agreement and to conduct the activities to be conducted by FivePrime under this Agreement as contemplated by the Research Plan existing as of the Effective Date;

9.2.2	It has not previously assigned, transferred, conveyed, exclusively licensed, or otherwise encumbered its right, title and interest in FivePrime Background Know-How or FivePrime Background Patents, if any, in any manner that would prevent it from granting the licenses set forth in Section 4.1;

9.2.3	FivePrime (a) has not received any notice from a Third Party asserting any ownership rights to any Know-How Controlled by FivePrime, and (b) is not aware of any pending or threatened action, suit, proceeding or claim by a Third Party asserting that FivePrime is infringing or has misappropriated or otherwise is violating any patent, trade secret or other proprietary right of any Third Party; and

9.3	GSK Representation and Warranties. GSK represents and warrants to FivePrime that as of the Effective Date:

9.3.1	It has the full right, power and authority to grant the licenses in Section 4.2 and to conduct the activities to be conducted by GSK under this Agreement as contemplated by the Research Plan existing as of the Effective Date; and

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9.3.2	It has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in GSK Background Know-How or GSK Background Patents, if any, in any manner that would prevent it from granting the licenses set forth in Section 4.2.

9.4	Covenant. During the Research Program Term, neither Party will knowingly use any material, technology, or intellectual property rights in the conduct of the Research Plan that, to its knowledge, is encumbered by any Third Party restriction or any Third Party right or obligation that would conflict or interfere with any of the rights or licenses granted to, or to be granted to, the other Party hereunder. As part of any modification of the Research Plan by the JSC, the JSC members of each Party shall inform the JSC members of the other Party of any potential Third Party Patents or proprietary Know-How that may be required to perform the activities to be added to the Research Plan as a result of such modification, and the Parties shall discuss in good faith, and take into consideration and agree on a strategy on such Third Party Patents or proprietary Know-How in finalizing the modified Research Plan. FivePrime acknowledges receipt of the ‘Prevention of Corruption – Third Party Guidelines’ attached hereto as Exhibit D, and each Party agrees to perform its obligations under this Agreement in accordance with the principles set out therein.

9.5	Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE 9, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY PATENTS, KNOW-HOW, LICENSES, TECHNOLOGY, TARGETS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

ARTICLE 10         TERM AND TERMINATION

10.1	Term and Expiration. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless terminated earlier pursuant to this Article 10, shall expire on a Licensed Product-by-Licensed Product and country-by-country basis upon the expiration of all payment obligations under Article 6, after which the licenses granted by FivePrime to GSK in Article 4 with respect to such Licensed Product in such country shall become fully paid-up, perpetual and non-exclusive.

10.2

Termination at Will.  GSK shall have the right, in its sole discretion, to terminate: (a) this Agreement in its entirety, (b) this Agreement on a Licensed Product-by-Licensed Product basis, or (c) this Agreement on a Clinical Lead

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Target-by-Clinical Lead Target basis, in each case (a) – (c) without cause at any time during the Term, by giving FivePrime *** days’ prior written notice; provided that, in the event GSK provides FivePrime with such written notice of termination while FivePrime is in the process of conducting a Screening Assay, such termination shall not be effective until the later of (a) the completion of such Screening Assay; or (b) *** days after FivePrime receives such notification. In the event GSK terminates a Research Program, or terminates a Clinical Lead Target, FivePrime shall use reasonable efforts to wind down the efforts expended by FivePrime on such Research Program or such Clinical Lead Target, as applicable, and GSK shall remain responsible for all liabilities and obligations incurred or accrued as provided in Section 6.2 for the terminated Research Program or terminated Clinical Lead Target, as applicable, prior to the effective date of such termination.

10.3	Termination for Cause. In addition to any other remedies conferred by this Agreement or by law, either Party may terminate this Agreement in its entirety, or terminate on a Target-by-Target basis (at the terminating Party’s election), at any time during the Term: (a) upon written notice by either Party if the other Party is in breach of its material obligations hereunder and has not cured such breach within *** days after such notice for any payment breach, or, as the case may be, *** days after such notice for any breach other than a payment breach, or if such other breach is of the nature that cannot reasonably be cured within *** days, within such reasonable period thereafter as agreed by the Parties; provided, however, in the event of a good faith dispute with respect to the existence of a material breach, the *** day or *** day cure period, as applicable, shall be tolled until such time as the dispute is resolved pursuant to Section 13.6. If such alleged breach is contested in good faith by the breaching Party in writing within the applicable cure period, then the dispute resolution procedure pursuant to Section 13.6 may be initiated by either Party to determine whether a material breach has actually occurred. If such breach is confirmed in accordance with the procedure set forth in Section 13.6 and not cured within *** days after the receipt of a decision by the arbitrators confirming such breach, the non-breaching Party shall have the right, on written notice to the breaching Party, to terminate this Agreement effective immediately.

10.4

Termination for Bankruptcy.  Either Party may terminate this Agreement, if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such

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petition shall not be dismissed within *** calendar days after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment of substantially all of its assets for the benefit of creditors. All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(56) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

10.5	Termination for Failure to Comply with Anti-bribery and Anti-corruption Policies. Either Party may terminate this Agreement in its entirety immediately on written notice to the other Party, if the other Party breaches Section 12.2 or 12.3. The breaching Party shall have no claim against the non-breaching Party for compensation for any loss of any nature by virtue of the termination of this Agreement in accordance with this Section 10.5. To the extent (and only to the extent) that the laws of the territory provide for any such compensation to be paid to the breaching Party upon the termination of this Agreement, the breaching Party hereby expressly agrees to waive (to the extent possible under the laws of the territory) or to repay to the non-breaching Party any such compensation or indemnity.

10.6	Consequence of Termination.

10.6.1	In the event GSK terminates this Agreement under Section 10.2 at will or FivePrime terminates this Agreement under Section 10.3 for GSK’s uncured material breach (in the event the termination is only effective for a particular Licensed Product or Target, then the following shall apply solely with respect to such Licensed Product or Target, as the case may be):

a)	Within *** days after the termination effective date, GSK shall pay all amounts payable to FivePrime hereunder that have accrued but have not been paid as of the effective date of termination with respect to each Terminated Target and Terminated Product, and GSK Alternative Terminated Target, as applicable, and with respect to Quarterly Research Payments pursuant to Section 6.2, pro rated as of the effective date of termination.

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b)	If this Agreement is terminated, then all Hits, Offered Hits and Claimed Targets as of the date of such termination and thereafter shall be deemed Reverted Targets. Without limiting the foregoing, FivePrime shall have the right to, in its sole discretion, research, develop and commercialize all such Reverted Targets and any Compounds or Biologics with respect thereto, either by itself or with any Third Party, without regard to Section 4.4. Further, GSK shall have rights to such Reverted Targets and any Compounds or Biologics with respect thereto as set forth in Sections 4.4 and 4.5.

c)	If this Agreement is terminated, then all Committed Lead Targets and Clinical Lead Targets shall as of the date of such termination and thereafter be deemed Terminated Targets; provided, however, that any Committed Lead Targets that were substituted with a GSK Alternative Target or GSK Alternative Committed Lead Target, shall, upon the termination of the corresponding GSK Alternative Target or GSK Alternative Committed Lead Target, not be deemed Terminated Targets but instead shall be considered Reverted Targets in accordance with Section 4.4.5(c)(ii)(1), and such terminated GSK Alternative Committed Lead Target shall be deemed a GSK Alternative Terminated Target. GSK shall have no further rights to Terminated Targets and any Compounds or Biologics with respect thereto, and FivePrime shall have the right to, in its sole discretion, research, develop and commercialize all such Terminated Targets and any Compounds or Biologics with respect thereto, either by itself or with any Third Party, without regard to Section 4.4. In addition, upon termination of the Agreement in its entirety, or termination of a GSK Alternative Committed Lead Target or a Compound with respect thereto, GSK shall not further develop, have developed, commercialize or have commercialized such GSK Alternative Terminated Targets and any Compounds or Biologics with respect thereto for a period of *** years after termination. GSK shall consider in good faith, but shall not have an obligation to, grant to FivePrime the right to research, develop and commercialize any GSK Alternative Terminated Targets and any Biologics or Compounds with respect thereto, either by itself or with any Third Party. In the event that GSK elects to grant to FivePrime the right to research, develop and commercialize the GSK Alternative Terminated Target and any Compounds with respect thereto, GSK shall provide written notice of such grant of rights to FivePrime and the terms of the license set forth in Section 10.6.1(d) and the terms of Section 10.6.1(e) shall apply.

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d)	Effective as of the effective date of termination as set forth in this Section 10.6, GSK hereby grants to FivePrime, and FivePrime accepts an exclusive (except as set forth below) license or sublicense, as applicable, with the right to grant sublicenses (with the right to further sublicense), under the GSK Evaluation Patents, GSK Evaluation Know-How, GSK Licensed Product Patents and GSK Licensed Product Know-How (including GSK’s interest in Joint Patents and Joint Know-How, in each case solely to the extent pertaining to the Terminated Target (or GSK Alternative Terminated Target, if applicable and if GSK has expressly granted such rights to FivePrime in accordance with Section 10.6.1(c))), to develop, use, make (subject to Sections 10.6.1 (e) and (h)), have made (subject to Sections 10.6.1(e) and (h)), offer to sell, sell, import or otherwise commercialize products that comprise: (i) a Terminated Target (or, if applicable and if GSK has expressly granted such rights to FivePrime in accordance with Section 10.6.1(c), a GSK Alternative Terminated Target) or a fragment or derivative thereof; (ii) a sequence variant of a Terminated Target (or, if applicable and if GSK has expressly granted such rights to FivePrime in accordance with Section 10.6.1(c), a GSK Alternative Terminated Target), or a fragment or derivative of such sequence variant; (iii) a compound, protein, antibody or peptide in any form that inhibits, activates or otherwise modulates the activity of a Terminated Target (or, if applicable and if GSK has expressly granted such rights to FivePrime in accordance with Section 10.6.1(c), a GSK Alternative Terminated Target) or its sequence variant, fragment or derivative; or (iv) a nucleic acid-containing molecule comprising a nucleotide sequence that encodes any of the molecules described in (i)-(iii) above. To the extent the GSK Licensed Product Know-How relates to the manufacture of any of the foregoing, the license granted herein to such GSK Licensed Product Know-How shall be non-exclusive. To the extent that there are inventions that are not claimed in a Patent at the time of termination and that GSK determines, in its sole discretion, not to protect as a trade secret or Know-How and that are directed to the Terminated Product (excluding GSK Alternative Terminated Products), GSK will file or allow FivePrime to file a Patent directed to such inventions at FivePrime’s sole expense. GSK will, at the request of FivePrime, reasonably cooperate to execute and cause its Affiliates to execute all documents necessary for the FivePrime to file such Patent for Terminated Products.

e)

In the event that FivePrime develops and commercializes a product with respect to a Terminated Target and such product comprises a Biologic or Compound first developed or Controlled by GSK for which GSK has transferred GSK Evaluation Know-How or GSK

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Licensed Product Know-How to FivePrime pursuant to Section 10.6.1(f) (a “Terminated Product”), or, in the event that GSK elects to grant to FivePrime the right to develop and commercialize a product with respect to a GSK Alternative Terminated Target pursuant to Sections 10.6.1(c) and (d) and such product comprises a Compound first developed or Controlled by GSK for which GSK has transferred GSK Evaluation Know-How or GSK Licensed Product Know-How to FivePrime pursuant to Section 10.6.1(f) (a “GSK Alternative Terminated Product”) then FivePrime shall pay to GSK a royalty on the Net Sales (as such term is applied to FivePrime mutatis mutandis) of such Terminated Product or GSK Alternative Terminated Product, as applicable, at the following rates:

i)	Baseline Terminated Product Royalty Rates:

Stage of Most Advanced Development at the Time such Licensed Product Becomes a Terminated Product or GSK Alternative Terminated Product	Royalty Rate for such Terminated Product or GSK Alternative Terminated Product
Completion of Phase 1 Clinical Trial	***%
Completion of Phase 2 Clinical Trial	***%
Completion of Phase 3 Clinical Trial	***%

FivePrime’s obligation to pay GSK baseline royalties at the rate set forth in this Section 10.6.1(e)(i) shall expire, on a Terminated Product-by-Terminated Product or GSK Alternative Terminated Product-by-GSK Alternative Terminated Product, as applicable, and country-by-country basis, upon the *** anniversary of the First Commercial Sale of such Terminated Product or GSK Alternative Terminated Product, as applicable, in the respective country.

ii)	Patent Royalty Addition. In addition to payment of a royalty based on the rates set forth in Section 10.6(e)(i) above, at any time when the ***, a particular Terminated Product or GSK Alternative Terminated Product, as applicable, in a particular country is claimed by a Valid Claim in the GSK Evaluation Patents or GSK Licensed Product Patents in such country, FivePrime shall also pay to GSK royalties on the Net Sales of such Terminated Product or GSK Alternative Terminated Product, as applicable, in such country at the rates set forth in Sections 6.4.1(a) and (b).

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iii)	Offsets. FivePrime’s royalty payment obligation to GSK shall be subject to the application of the provisions of Section 6.4 (including the royalty term, offsets and know-how royalty stepdown) mutatis mutandis to such payment obligation of FivePrime.

iv)	Royalty Reduction. In the event that FivePrime terminates this Agreement under Section 10.3 for GSK’s uncured material breach, FivePrime’s royalty payment obligation to GSK under Section 10.6.1(e)(i) above shall be reduced by *** percent (***%).

f)	GSK shall, as soon as reasonably practical and to the extent GSK is legally or contractually permitted to do so, transfer to FivePrime copies of or provide access to (if copies cannot reasonably be made) all GSK Evaluation Know-How and GSK Licensed Product Know-How with respect to such Terminated Target (or, if GSK has elected to grant rights to a GSK Alternative Terminated Target in accordance with Section 10.6.1(c), then with respect to such GSK Alternative Terminated Target) in a format to be mutually agreed upon by the Parties, including any and all stocks of Licensed Product (at FivePrime’s expense equal to GSK’s fully burdened manufacturing costs for such Licensed Product), clinical data and reports, INDs, NDAs, BLAs, manufacturing protocols (subject to Section 10.6.1(h)), PK, PD, ADME, and toxicology data, quality assurance and quality control assays, contracts with contract research or manufacturing organizations, materials, assays, methods, data and results generated by GSK in connection with GSK’s development, manufacture or commercialization of such Terminated Target, GSK Alternative Terminated Target (if applicable), or Licensed Product(s), as applicable.

g)

No later than *** days after the effective date of any termination of this Agreement, each Party shall return or cause to be returned to the other Party (or, at such other Party’s request, destroy) all Information received from the other Party and all copies thereof that are in such Party’s possession, as well as all biological or chemical materials delivered or provided by the other Party; provided, however, that each Party may retain one copy of Information received from the other Party in its confidential files for record purposes and FivePrime may keep and use any and all Know-How and all research reagents received from GSK solely and exclusively for use in connection with the fulfillment

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of its obligations and/or the exercise of its rights that survive the termination or expiration of this Agreement, including the continued development, manufacture and commercialization of Reverted Targets or Terminated Targets and products corresponding thereto, if applicable. To the extent a Party has a continuing license after the termination of this Agreement, such Party may retain the Information received from the other Party that is necessary for the practice of such license and use such Information solely for the practice of such continuing license.

h)	To the extent GSK has incorporated any bona fide trade secret Controlled by GSK or its Affiliates in the manufacturing process of a particular Terminated Product (or GSK Alternative Terminated Product, if applicable) and GSK desires not to transfer such trade secret to FivePrime for the manufacturing of such Terminated Product or GSK Alternative Terminated Product, if applicable, by FivePrime or FivePrime’s Third Party contract manufacturer, then GSK shall have the option to manufacture such Terminated Product or GSK Alternative Terminated Product, if applicable, and supply such Terminated Product or GSK Alternative Terminated Product, if applicable, to FivePrime at GSK’s fully burdened manufacturing costs plus *** percent (***%) in sufficient quantities to meet FivePrime’s forecasted needs for clinical and commercial supply of such Terminated Product or GSK Alternative Terminated Product, if applicable, and the Parties shall negotiate in good faith and agree upon the terms and conditions governing such supply.

10.6.2	In the event that GSK terminates this Agreement under Section 10.3 for FivePrime’s uncured material breach or under Section 10.4 or 10.5, GSK’s license according to Section 4.1 shall remain in full force and effect on its own terms, provided that GSK fulfills its payment obligations and other obligations under Article 6. In the event GSK terminates this Agreement for a particular Committed Lead Target or GSK Alternative Committed Lead Target, as applicable, for FivePrime’s uncured material breach of its obligations under Section 4.4.2, 4.4.3, 4.4.5(a) or 4.4.5(c)(ii)(2) with respect to such Committed Lead Target or GSK Alternative Committed Lead Target, GSK’s license according to Section 4.1 shall remain in full force and effect on its own terms, and GSK’s obligations to pay royalties to FivePrime under Section 6.4 for Licensed Products with respect to such Committed Lead Target or GSK Alternative Committed Lead Target, as applicable, and milestones pursuant to Section 6.3, shall be reduced by *** percent (***%).

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10.7	Effect of Expiration or Termination Generally; Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including the obligation to pay royalties for Licensed Product(s) sold prior to such expiration or termination. Termination of this Agreement is without prejudice to any of the other rights and remedies conferred on the non-breaching Party by this Agreement or under law or equity, including with respect to payment of any amounts by the non-breaching Party to the breaching Party after termination by the non-breaching Party pursuant to this Article 10. The provisions set forth in Articles 1, 7, 11, 12 and 13, and Sections 3.5.7(b) through (f), 4.1.4, 4.2.2, 4.2.3, 4.3, 4.4.1, 4.4.2, 4.4.3(b)(if the Agreement is terminated by GSK pursuant to Section 10.3), 4.4.3(c), (d) and (e), 4.4.4(c) and the last paragraph after (c), 4.4.5(c)(ii)(3), 4.5, 5.3, 6.7 (for the period of time set forth therein), 8.1, 8.2.1(c)(ii) and (iii), 8.2.1(d), 8.2.2, 8.2.3, 8.3, 9.5, 10.6 and 10.7 shall survive any expiration or termination of this Agreement for the time periods set forth therein and if no time period is specified, then indefinitely.

ARTICLE 11 INDEMNIFICATION

11.1	Indemnification by FivePrime. FivePrime shall indemnify, defend and hold GSK, its Affiliates and their respective agents, employees, officers, directors and stockholders (each a “GSK Indemnitee”) harmless from and against any and all Third Party claims, suits, actions, demands, liabilities, expenses or loss, including reasonable legal expense and attorneys’ fees (collectively, “GSK Losses”), to which any GSK Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any person or entity other than a Party or its Affiliates or sublicensees to the extent such GSK Losses arise out of: (a) FivePrime’s, its Affiliates’, sublicensees’, or subcontractors’ performance of FivePrime’s obligations under this Agreement (except to the extent directed by GSK or the JSC); (b) the material breach by FivePrime, its Affiliates, its sublicensees or subcontractors of any covenant, representation or warranty or other agreement made by FivePrime in this Agreement; or (c) the negligence or willful misconduct of FivePrime or its Affiliates; except, in each case, to the extent such GSK Losses result from: (i) the material breach by GSK, its Affiliates, sublicensees, subcontractors or distributors of any covenant, representation, warranty or other agreement made by GSK in this Agreement; or (ii) the negligence or willful misconduct of any GSK Indemnitee.

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11.2	Indemnification by GSK. GSK shall indemnify, defend, and hold FivePrime, its Affiliates and their respective agents, employees, officers, directors and stockholders (each a “FivePrime Indemnitee”) harmless from and against any and all Third Party claims, suits, actions, demands, liabilities, expenses, or loss, including reasonable legal expense and attorneys’ fees (collectively, “FivePrime Losses”) to which any FivePrime Indemnitee may become subject as a result of any claim, demand, action, or other proceeding by any person or entity other than a Party or its Affiliates to the extent such FivePrime Losses arise directly or indirectly out of: (i) GSK’s, its Affiliates’, sublicensees’, or subcontractors’ performance of GSK’s obligations under this Agreement; (ii) the practice by GSK, its sublicensees, or its Affiliates of any license or sublicense granted to GSK hereunder, through the manufacture, use, sale, offer for sale or importation of a Target or Licensed Product or otherwise; (iii) the manufacture, use, handling, storage, importation, exportation, sale, or other disposition by GSK, its Affiliates, sublicensees, subcontractors or distributors of Licensed Product(s); (iv) the use by a Third Party of any Licensed Product sold or otherwise provided by GSK, its Affiliates, sublicensees, subcontractors or distributors; (v) a material breach by GSK or its Affiliates of any covenant, representation, warranty or other agreement made by GSK in this Agreement; or (vi) the negligence or willful misconduct by GSK, its Affiliates, sublicensees, subcontractors or distributors; except, in each case, to the extent such FivePrime Losses result from: (i) the breach by FivePrime, its Affiliates, sublicensees or subcontractors of any covenant, representation, warranty or other agreement made by FivePrime in this Agreement, or (ii) the negligence or intentional misconduct of any FivePrime Indemnitee.

11.3

Notice of Indemnification Obligation and Defense.  Any Party entitled to indemnification under Section 11.1 or 11.2 shall give notice to the indemnifying Party of any Losses that may be subject to indemnification, promptly after learning of such Losses, but the omission to so notify the indemnifying Party promptly shall not relieve the indemnifying Party from any liability under Section 11.1 or 11.2 except to the extent that the indemnifying Party shall have been actually prejudiced as a result of the failure or delay in providing such notice. The indemnifying Party shall assume the defense of such Losses with counsel reasonably satisfactory to the indemnified Party. If such defense is assumed by the indemnifying Party, the indemnifying Party shall not be subject to any liability for any settlement of such Losses made by the indemnified Party without its consent (but such consent shall not be unreasonably withheld or delayed), and shall not be obligated to pay the fees and expenses of any separate counsel retained by the indemnified Party with respect to such Losses. The indemnified Party shall provide the indemnifying Party with all information in its possession and all assistance reasonably necessary to enable the indemnifying Party to carry on the defense of any such Losses. Neither Party shall settle any claim, suit, action, or demand without the

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prior written consent of the other party, unless such settlement does not (a) result in the admission of any liability or fault of the other party, (b) result in any payment by the other party, (c) or otherwise bind the other party to take any actions or refrain from taking any actions.

11.4	LIMITATION OF LIABILITY. EXCEPT FOR: (1) A CLAIM SUBJECT TO EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11.1 OR 11.2, OR (2) EITHER PARTY’S RIGHT TO RECOVER ALL DAMAGES (EXCLUDING EXEMPLARY DAMAGES) ARISING FROM THE OTHER PARTY’S BREACH OF THE NEGATIVE COVENANT UNDER SECTION 4.4 OR CONFIDENTIALITY OBLIGATIONS SET FORTH IN ARTICLE 7, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL OR EXEMPLARY DAMAGES TO THE OTHER PARTY ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

ARTICLE 12         ANTI-BRIBERY AND ANTI-CORRUPTION

12.1	FivePrime acknowledges receipt of the ‘Prevention of Corruption – Third Party Guidelines’ attached hereto as Exhibit D and both Parties agree to perform their obligations under this Agreement in accordance with the principles set out therein.

12.2	In the course of performing their obligations under this Agreement, the Parties shall comply fully at all times with all applicable anti-corruption laws of the territory in which such Party conducts business in connection with this Agreement.

12.3	Each Party agrees that it will not, in connection with the performance of this Agreement, promise, authorize, ratify or offer to make, or take any act in furtherance of any payment or transfer of anything of value, directly or indirectly: (i) to any Government Official; or (ii) to an intermediary for payment to any Government Official; or (iii) to any political party, in each case with the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of securing an improper advantage or obtaining or retaining business.

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12.4	Each Party agrees that, if the other Party has a good faith belief that a possible violation of the terms of Article 12 has occurred, such other Party may make full disclosure, in such Party’s reasonable discretion after consultation with legal counsel, of information relating to such possible violation of the terms of Article 12 at any time to any competent government bodies and their agencies that, in the reasonable opinion of such disclosing Party’s legal counsel has a legitimate legal reason to know, or as otherwise required by law.

ARTICLE 13         MISCELLANEOUS

13.1	Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, earthquake, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such Force Majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such Force Majeure circumstances.

13.2	Assignment; Change of Control.

13.2.1	Except as provided in this Section 13.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the written consent of the other Party.

13.2.2	Each Party may, without the written consent of but upon written notice to the other Party, assign this Agreement and its rights and obligations hereunder in whole or in part (a) to a Party’s Affiliate capable of performing its obligations hereunder, or (b) to a successor-in-interest as a result of a merger or acquisition of a Party, or in connection with the sale of all of substantially all of the assets or stock of such Party to which this Agreement pertains. Any attempted assignment not in accordance with this Section 13.2 shall be void.

13.2.3

If, during the Term, FivePrime is acquired by, or merges with, a Third Party that is, at the time of the consummation of such acquisition or merger, a top *** pharmaceutical company (as measured by annual revenue) that is a direct competitor of GSK (such acquiror or merger partner, an “Acquiror”, and such event, a “Change of Control”), then: (a) in the event such Change

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of Control occurs during the Research Program Term, the Parties shall complete the Research Program as described in this Agreement and FivePrime shall establish appropriate firewalls to prohibit the sharing of any FivePrime Collaboration Know-How (including the nature and scope of any Research Program conducted by FivePrime under this Agreement), with any other individual within the Acquiror that is involved in any manner in a research or development program that is directly competitive to the Research Program hereunder; and (b) in the event GSK has already exercised its Selection Option with respect to any Target, this Agreement shall remain effective on its original terms with respect to such Committed Lead Target, except for the following: (i) GSK’s reporting obligations under Section 5.2 shall be reduced, such that GSK’s sole reporting obligation shall be to state the level of staffing and resources committed by GSK for such Committed Lead Target or Licensed Products during the Calendar Quarter for which such report applies and to confirm that GSK has used Commercially Reasonable Efforts during the Calendar Quarter as required pursuant to this Agreement; and (ii) in the event FivePrime exercises its audit rights under Section 6.7, the accounting firm engaged by FivePrime shall only disclose to FivePrime whether the royalty reports are correct or incorrect and the amount of any discrepancy.

13.3	Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance cooperate to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

13.4	Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to FivePrime, to:	Five Prime Therapeutics, Inc. Two Corporate Drive South San Francisco, CA 94080 Attention: President & CEO Facsimile No.: 415-365-5601

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and:	Five Prime Therapeutics, Inc. Two Corporate Drive South San Francisco, CA 94080 Attention: Legal Department Facsimile No.: 650-583-3164

if to GSK, to:

GlaxoSmithKline

Stevenage R&D

GSK Medicines Research Centre

Gunnels Wood Road

Stevenage, Hertfordshire

SG1 2NY, UK

Facsimile: +44 1438 764 502

Attention: Senior Vice President, Worldwide Business Development

With a copy to:	GlaxoSmithKline 2301 Renaissance Boulevard King of Prussia, PA 19406-2772 Facsimile: (610) 787-7084 Attention: Vice President and Associate General Counsel, Business Development Transactions

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (i) when delivered, if personally delivered or sent by facsimile on a Business Day (or if delivered or sent on a non-Business Day, then on the next Business Day); (ii) on the Business Day after dispatch, if sent by nationally-recognized overnight courier; or (iii) on the *** Business Day following the date of mailing, if sent by mail. Notwithstanding the foregoing, any notice by FivePrime to GSK of any changes in the Reserved Target List pursuant to Section 3.4.1(d)(i)(1) shall be deemed sufficient if delivered by email to GSK’s Alliance Manager and GSK’s Project Leader and any such notice shall be deemed to have been given when transmitted on a Business Day (or if delivered or sent on a non-Business Day, then on the next Business Day).

13.5	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (and the patent laws of the United States) without reference to any rules of conflict of laws.

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13.6	Dispute Resolution.

13.6.1	Referral to Executive Officers. With respect to any disputes that are not within the authority of the JSC, in the event of a dispute arising under this Agreement between the Parties, either Party shall have the right to refer such dispute to *** and *** or other senior management (or their respective designee who are members of senior management with the power and authority to resolve such dispute), and such senior management members shall attempt in good faith to resolve such dispute. If the Parties are unable to resolve a given dispute pursuant to this Section 13.6.1 within *** days of referring such dispute to the executive officers, either Party may refer the dispute for mediation pursuant to Section 13.6.2.

13.6.2	Mediation. If either Party refers a dispute to mediation pursuant to Section 13.6.1, the Parties will endeavor to settle the dispute by mediation under the International Institute for Conflict Prevention and Resolution (“CPR”) Mediation Procedure then currently in effect. If one Party fails to participate in the negotiation as provided in Section 13.6.1, the other Party can initiate mediation prior to the expiration of the *** day period referenced in Section 13.6.1. Unless otherwise agreed, the Parties will attempt to select a mediator from the CPR Panels of Distinguished Neutrals. If the Parties cannot agree on a mediator, they will defer to the CPR, which shall select a mediator for them. The cost of the mediator shall be divided equally between the Parties. If the Parties cannot reach agreement within *** days after the appointment of a mediator, either Party may demand by providing written notice to the other that the matter be resolved by binding arbitration as set forth in Section 13.6.3 (an “Arbitration Demand”).

13.6.3

Arbitration.  From the date of an Arbitration Demand and until such time as the dispute has become finally settled, the running of the time periods as to which Party must cure a breach of this Agreement shall become suspended as to any breach that is the subject matter of the dispute. Within *** Business Days after the receipt of an Arbitration Demand, the other Party may, by written notice, add additional issues for resolution. The arbitration will be conducted in accordance with the CPR Rules for Non-Administered Arbitration then currently in effect, by a panel of three (3) arbitrators. Each Party shall have the right to appoint one (1) such arbitrator in accordance with the ‘screened’ appointment procedure provided in Rule 5.4, and the Parties shall attempt to agree on the third (3rd) arbitrator. If the Parties cannot agree on the third (3rd) arbitrator within *** days of an Arbitration Demand, then the third (3rd) arbitrator shall be selected by the first two (2) arbitrators. If one Party fails to participate in the mediation as set forth in Section 13.6.2, the other Party can commence arbitration prior to the expiration of the time period set forth in Section 13.6.2. The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., any award of the arbitrators will be final and binding

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upon the Parties and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration will be (a) ***, or (b) ***. The costs of all three arbitrators shall be divided equally between the Parties. Discovery shall be allowed, provided it is consistent with the CPR Rules for Non-Administered Arbitration. Such discovery shall be subject to all applicable privileges and other immunities and shall be admitted within the limitations and according to the IBA Rules on Taking Evidence in International Commercial Arbitration as adopted by a resolution of the IBA Council 1 June 1999 (the “IBA Rules”). The Parties agree that there shall be no more than *** depositions per Party for each arbitration proceeding, unless the arbitrators decide otherwise. The arbitral tribunal shall, in consultation with the Parties and in timely fashion, consider the requests for depositions and interrogatories, and any objections thereto, in accordance with the standards set forth in Article 3.6 of the IBA Rules.

13.6.4	Notwithstanding anything in this Article 13 to the contrary, each Party will have the right to apply to any court of competent jurisdiction for injunctive relief, as necessary to protect the rights or property of that Party or for enforcement of any arbitration award. The prevailing Party shall be entitled to recover from the other all costs, including attorney’s fees, related to the action for injunctive relief. All proceedings and decisions of the arbitrators shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 7.

13.7	Entire Agreement; Amendments. This Agreement, together with the Exhibits hereto, constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes and cancels all previous express or implied agreements (including the certain confidentiality agreements between the Parties and its Affiliates effective as of May 19, 2011 (the “Pre-Existing NDA”) and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof. For clarity, all information for which either Party had non-disclosure and non-use obligations pursuant to the Pre-Existing NDA shall be considered Confidential Information under this Agreement and such obligated Party shall be considered the Receiving Party under this Agreement with respect to such Confidential Information, and any inventions (if any) made by the Parties in the course of evaluating or discussing the collaboration hereunder prior to the Effective Date (including in the course of generating the Research Plan) shall be deemed inventions arising from the conduct of the Research Program. The Exhibits to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.

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13.8	Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

13.9	Independent Contractors. It is expressly agreed that FivePrime and GSK shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency, and neither Party will treat the relationship between the Parties as a partnership or other entity for any tax purposes. Neither FivePrime nor GSK shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

13.10	Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

13.11	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.12	Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

13.13	Waiver. The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise.

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13.14	Cumulative Remedies. Unless as specified, no remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

13.15	Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

13.16	Certain Conventions. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause or Exhibit shall be deemed to be a reference to an Article, Section, subsection, paragraph, clause or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall include the plural, and vice versa, (d) references to “day” shall mean calendar days, and (e) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation,” “inter alia” or words of similar import.

13.17	Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.18	No Third Party Beneficiaries. It is acknowledged and agreed that no provision of this Agreement shall be for the benefit of, or shall be enforceable by any Third Party, including any creditor of either Party.

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IN WITNESS WHEREOF, the Parties have executed this Respiratory Diseases Research Collaboration and License Agreement as of the Effective Date.

Glaxo Group Limited		Five Prime Therapeutics, Inc.

BY:	/s/ Paul Williamson	BY:	/s/ Lewis T. Williams

Name:	Paul Williamson	Name:	Lewis T. Williams

Title:	Authorized Signatory For and on behalf of Edinburgh Pharmaceutical Industries Limited Corporate Director	Title:	President and Chief Executive Officer

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Exhibit A

Research Plan

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A-1

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Exhibit B

Series A-3 Preferred Stock Purchase Agreement

This Series A-3 Preferred Stock Purchase Agreement (this “Agreement”) is made and entered into as of April 11, 2012 (the “Agreement Date”), by and between Five Prime Therapeutics, Inc., a Delaware corporation (the “Company”), and Glaxo Group Limited, a company existing under the laws of England and Wales (“Purchaser”).

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WHEREAS, the Company has authorized the sale and issuance of an aggregate of four million six hundred ninety-four thousand eight hundred thirty-six (4,694,836) shares of Series A-3 Preferred Stock of the Company (the “Shares”);

WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Shares to Purchaser on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser agree as follows:

1.         Agreement to Sell and Purchase.

1.1      Authorization of Shares.  The Company has authorized (a) the sale and issuance to Purchaser of the Shares and (b) the issuance of shares of Common Stock, par value $0.001 per share, of the Company (“Common Stock”) to be issued upon conversion of the Shares (the “Conversion Shares”). The Shares and the Conversion Shares have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company, in the form attached as Exhibit A (the “Restated Charter”).

1.2      Sale and Purchase.  Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company four million six hundred ninety-four thousand eight hundred thirty-six (4,694,836) Shares at a purchase price of two dollars thirteen cents ($2.13) per Share.

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2.         Closing, Delivery and Payment.

2.1      Closing.  The closing of the sale and purchase of the Shares under this Agreement (the “Closing”) shall take place at 1:00 p.m. (PT) on the Agreement Date, at the offices of Cooley LLP, 3175 Hanover Street, Palo Alto, CA, 94304-1130 or at such other time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the “Closing Date”).

2.2      Delivery.  At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser a certificate representing the number of Shares to be purchased at the Closing by Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds to the Company.

3.         Representations and Warranties of the Company.

Except as set forth on a Schedule of Exceptions delivered by the Company to Purchaser on the Agreement Date (the “Schedule of Exceptions”) or an updated Schedule of Exceptions delivered by the Company to Purchaser at the Closing (the “Updated Schedule of Exceptions”), the Company hereby represents and warrants to Purchaser as of the Agreement Date and the Closing, respectively, as set forth below.

3.1      Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Seventh Amended and Restated Investor Rights Agreement in the form attached hereto as Exhibit B (the “Investor Rights Agreement”), the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit C (the “Co-Sale Agreement”), and the Seventh Amended and Restated Board of Directors Voting Agreement and Third Amended and Restated Preferred Stock Voting Agreement in the forms attached hereto as Exhibit D and E, respectively (the “Voting Agreements”) (collectively, the “Related Agreements”), to issue and sell the Shares and issue the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Restated Charter and to carry on its business as presently conducted and presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business, assets, financial condition or prospects (a “Material Adverse Effect”).

3.2      Subsidiaries.  The Company does not own or control any equity security or other interest of any other corporation, partnership, limited partnership, limited liability partnership, limited liability company, business trust, joint stock company, joint venture or similar

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entity or organization (each, an “Entity”). Since its inception, the Company has not consolidated or merged with, acquired all or substantially all of the assets of, or acquired the stock or any interest in any Entity.

3.3      Capitalization; Voting Rights.

(a)      The authorized capital stock of the Company, immediately prior to the Closing, consists of (i) 193,000,000 shares of Common Stock, 14,613,944 shares of which are issued and outstanding, and (ii) 123,205,808 shares of Preferred Stock, par value $0.001 per share, (A) 85,676,349 of which are designated Series A Preferred Stock, 84,599,999 of which are issued and outstanding; (B) 7,006,369 of which are designated Series A-1 Preferred Stock, 7,006,369 of which are issued and outstanding; (C) 25,828,254 of which are designated Series A-2 Preferred Stock, 25,828,254 of which are issued and outstanding; and (D) 4,694,836 of which are designated Series A-3 Preferred Stock, none of which are issued and outstanding.

(b)      Under the Company’s 2002 Equity Incentive Plan (the “2002 Plan”), (i) 2,613,944 shares of Common Stock have been issued pursuant to restricted stock purchase agreements and/or the exercise of Stock Options (as defined below) granted under the 2002 Plan, (ii) Stock Options to purchase 20,580,160 shares of Common Stock have been granted and are currently outstanding and unexercised, and (iii) no shares of Common Stock remain available for future issuance to officers, directors, employees and consultants of the Company. Under the Company’s 2010 Equity Incentive Plan (the “2010 Plan”), (i) no shares of Common Stock have been issued pursuant to restricted stock purchase agreements and/or the exercise of Stock Options granted under the 2010 Plan, (ii) Stock Options to purchase 6,143,468 shares of Common Stock have been granted and are currently outstanding and unexercised, and (iii) 10,601,265 shares of Common Stock remain available for future issuance to officers, directors, employees and consultants of the Company. The Company has not made any representations regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts and terms set forth in minutes of meetings of the Board of Directors of the Company (the “Board”) or actions by written consent of the Board.

(c)      Other than the shares of Common Stock reserved for issuance under the 2002 Plan and the 2010 Plan, outstanding warrants to purchase 1,076,350 shares of Series A Preferred Stock, and except as may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

(d)      All issued and outstanding shares of the Company’s capital stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

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(e)      The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Charter. The Conversion Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement, including the Purchaser’s obligation to pay the purchase price for the Shares pursuant to Section 2.2, and the Restated Charter, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon Purchaser; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

(f)      Subject to the terms and conditions of the 2002 Plan, the 2010 Plan and the forms of stock option agreement thereunder, each option to purchase shares of Common Stock (each, a “Stock Option”) outstanding as of the Agreement Date vests as follows: (i) with respect to Stock Options granted to new employees in connection with their start of employment and to newly appointed independent members of the Board, twenty-five percent (25%) of the shares subject to such Stock Option vest one (1) year following the vesting commencement date, with the remaining seventy-five percent (75%) vesting in equal monthly installments over the next three (3) years, or (ii) with respect to Stock Options granted to employees not in connection with the start of their employment, the shares subject to such Stock Option vest in equal monthly installments over four (4) years following the vesting commencement date. Subject to the terms and conditions of the 2002 Plan, the 2010 Plan and the forms of stock option agreement thereunder, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of (i) termination of employment or consulting services (whether actual or constructive); (ii) any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company; or (iii) the occurrence of any other event or combination of events.

(g)      All outstanding shares of Common Stock and Preferred Stock, and all shares of Common Stock and Preferred Stock issuable upon the exercise or conversion of outstanding options, warrants or other exercisable or convertible securities are subject to a market standoff or “lockup” agreement of not less than 180 days following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the “Securities Act”).

3.4      Authorization; Binding Obligations.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Charter has been taken. This Agreement and the Related Agreements, when executed and delivered, will be valid and binding

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obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.5      Financial Statements.  The Company has delivered to Purchaser (a) its audited balance sheets as of December 31, 2010, 2009, 2008, 2007, 2006 and 2005 and audited statements of income and cash flows for the years ending December 31, 2010, 2009, 2008, 2007, 2006 and 2005 and (b) its unaudited balance sheets as of November 30, 2011 (the “Balance Sheet Date”) and unaudited statement of income and cash flows for the eleven-month period ending on the Balance Sheet Date (the “Financial Statements”). The Financial Statements have been prepared in accordance with the generally accepted accounting principles applied on a consistent basis through the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date and (b) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

3.6      Changes.  Except for transactions contemplated herein, since the Balance Sheet Date there has not been:

(a)      any material adverse change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements;

(b)      any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

(c)      any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

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(d)      any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

(e)      any material change to a material contract or agreement by which the Company or any of its assets is bound;

(f)      any material change in any compensation arrangement or agreement with any employee, officer or director;

(g)      any sale, assignment or transfer of any material intellectual property right;

(h)      any resignation or termination of employment of any officer of the Company;

(i)       any mortgage, pledge, transfer of a security interest in, or lien created by the Company with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

(j)      any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances or other ordinary business expenses;

(k)      any declaration, setting aside, or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(l)       to the Company’s knowledge, any other event or condition of any character that would materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

(m)    any agreement or commitment by the Company to do any of the things described in this Section 3.6.

3.7      Liabilities.  The Company has no material liabilities and, to its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business after the Balance Sheet Date which have not been, either in any individual case or in the aggregate, materially adverse. The Company is not a guarantor or indemnitor of any indebtedness of any person, firm or corporation.

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3.8      Agreements; Action.

(a)      Except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to the sale of shares of Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, employees, affiliates or any affiliate thereof.

(b)      There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound that are executory which may involve (i) future obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses by the Company of “off the shelf” or other standard products), (iii) provisions restricting the development, manufacture or distribution of the Company’s products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase, sale or license agreements entered into in the ordinary course of business).

(c)      The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred or guaranteed any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $150,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d)      For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or Entity (including persons or Entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(e)      The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any Entity regarding the consolidation or merger of the Company with or into any such Entity, (ii) with any Entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company to such Entity or individual, or a transaction or series of related transactions with such Entity or individual in which more than fifty percent (50%) of the voting power of the Company is disposed of, other than the sale of the Shares, or (iii) regarding any liquidation, dissolution or winding up of the Company.

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(f)      The Company is not a party to any other agreement, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to a registration statement on Form S-1, if the Company were registering securities under the Securities Act.

(g)      All of the contracts, agreements and instruments set forth on the Schedule of Exceptions pursuant to this Section 3.8 are valid, binding and enforceable in accordance with their respective terms. The Company has performed all material obligations required to be performed by it and is not in default under nor in breach of nor in receipt of any claim of default or breach under any contract, agreement or instrument that would have a Material Adverse Effect. No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company under any contract, agreement or instrument that is likely to have a Material Adverse Effect. The Company has not received written notice of any breach or anticipated breach by the other parties to any contract, agreement, instrument or commitment.

3.9      Obligations to Related Parties.  There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board). None of the officers, directors or stockholders of the Company or any members of their immediate families, is indebted to the Company or, to the Company’s knowledge, has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company).

3.10    Title to Properties and Assets; Liens, Etc.  The Company has good and marketable title to its properties and assets and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business, none of which, individually or in the aggregate, materially impair the Company’s ownership of use of such properties or assets. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of the Company thereunder and, to the Company’s knowledge, without any default thereunder of any party thereto. No event has occurred and is

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continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any lease or agreement or, to the Company’s knowledge, by any other party thereto. The Company’s possession of such property has not been disturbed and, to the Company’s knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

3.11    Intellectual Property.

(a)      To the knowledge of the Company, the Company owns or possesses sufficient legal rights to all patents, patent applications, patent disclosures, inventions, trademarks, service marks, trade names, copyrights (registered and unregistered), trade secrets, licenses, computer software, data, databases, documentation, confidential information (including, without limitation, ideas, formulas, computations, know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, financial and marketing plans) and other proprietary rights (collectively, the “Intellectual Property Rights”) and processes necessary for its business as now conducted and as presently proposed to be conducted, without any infringement of the rights of others. The Company has not granted any options, licenses or agreements of any kind relating to the foregoing Intellectual Property Rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to any Intellectual Property Rights of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products or freely available software.

(b)      The Company has not received any communications (whether written or oral) alleging that the Company has violated or, by conducting its business as presently conducted, would violate any of the Intellectual Property Rights of any other person or entity. The Company has not received any written claims asserting the invalidity, misuse or unenforceability of any such Intellectual Property Rights.

(c)      The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as proposed to be conducted. Each former and current employee, officer and consultant of the Company has executed a proprietary information and inventions agreement substantially in one of the forms attached hereto as Exhibit H. The Company is not aware that any of its employees or officers are in violation thereof. No former and current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant’s proprietary information and inventions agreement. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade

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secrets or proprietary information that have been assigned to the Company and which are disclosed in the Schedule of Exceptions. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby nor the conduct of the Company’s business as presently proposed to be conducted will, to the Company’s knowledge, conflict with or result in a breach of terms, conditions, provisions of, or constitute a default under, any contract, covenant or instrument under which Lewis T. Williams, the Company’s President, Chief Executive Officer, Executive Chairman and founder, is now obligated.

3.12     Compliance with Other Instruments.  The Company is not in violation or default of: (i) any term of its Certificate of Incorporation or Bylaws, each as amended, or (ii) of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ other than any such violation that would not have a Material Adverse Effect. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Charter, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.13     Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company or any of the Company’s officers which would reasonably be expected to result, either individually or in the aggregate, in any Material Adverse Effect, or a significant divergence of the time and efforts of any officer away from Company matters or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The Company is not a party or to its knowledge subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

3.14     Tax Returns and Payments.  The Company has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and, to the Company’s knowledge, all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its tax returns, federal, state or other, have been or are being audited as of the Agreement Date, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the Agreement Date that is not adequately provided for. The Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee or independent contractor.

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3.15    Employees.  The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company. To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company; and, to the Company’s knowledge, the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or group of two (2) or more Company employees working on a Research Program with the Purchaser or GlaxoSmithKline LLC intends to terminate his, her or their employment or engagement with the Company, nor does the Company have a present intention to terminate the employment or engagement of any officer or group of such employees. There are no actions pending, or, to the Company’s knowledge, threatened, by any former or current employee concerning such person’s employment by the Company.

3.16    Obligations of Management.  Each officer of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer of the Company is planning to work less than full time at the Company in the future. No officer or Company employee working on a Research Program with the Purchaser or GlaxoSmithKline LLC is currently working or, to the Company’s knowledge, plans to work for a competitive enterprise, whether or not such officer is or will be compensated by such enterprise.

3.17    Registration Rights and Voting Rights.  Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1.1 of the Investor Rights Agreement) any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued. To the Company’s knowledge, except as contemplated in the Voting Agreements, there are no voting trusts or agreements, stockholders’ agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto).

3.18    Compliance with Laws; Permits.  The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of

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its properties which violation would have a Material Adverse Effect. No domestic governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or the issuance of the Shares or the Conversion Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could have a Material Adverse Effect and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

3.19    Offering Valid.  Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4.2, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

3.20    Full Disclosure.  The Company has provided Purchaser with all information requested by Purchaser in connection with its decision to purchase the Shares. Neither this Agreement, the exhibits hereto, the Related Agreements nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith at the Closing or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

3.21    Minute Books.  The minute books of the Company made available to Purchaser contain a complete summary of all meetings of directors and stockholders since the time of incorporation.

3.22    Section 83(b) Elections.  To the Company’s knowledge, all elections and notices permitted by Section 83(b) of the Code and any analogous provisions of applicable state tax laws have been timely filed by all employees who have purchased shares of the Company’s common stock under agreements that provide for the vesting of such shares.

3.23    Real Property Holding Corporation.  The Company is not a real property holding corporation within the meaning of Code Section 897(c)(2) and any regulations promulgated thereunder.

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3.24    Insurance.  The Company has general commercial, product liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company. No notice of any termination or threatened termination of any of such policies has been received and such policies are in full force and effect.

3.25    Employee Benefit Plans.  The Company does not maintain or contribute to, and has never maintained or contributed to, any “employee benefit plan,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended.

3.26    Environmental and Safety Laws.  The Company is not, in any material respect, in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or are reasonably anticipated to be required in order to comply with any such existing statute, law or regulation. The Company, the operation of its business and any real property that the Company owns or has owned, leases or has leased or otherwise occupies or uses or has occupied or used (the “Premises”) are, to the Company’s knowledge, in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws. The Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the Company’s ownership or occupation of the Premises, or the conduct of its operations. For purposes of this Agreement, the term “Environmental Laws” shall mean any federal, state, local or foreign law, ordinance, rule, regulation, permit and authorization pertaining to the protection of human health or the environment.

4.         Representations and Warranties of Purchaser.

Purchaser hereby represents and warrants to the Company as follows (provided that such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

4.1      Requisite Power and Authority.  Purchaser has all necessary power and authority to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser’s part required for the lawful execution and delivery of this Agreement and the Related Agreements has been taken. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of the Investor Rights Agreement may be limited by applicable laws.

4.2      Investment Representations.  Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also

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understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

(a)       Purchaser Bears Economic Risk.  Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

(b)       Acquisition for Own Account.  Purchaser is acquiring the Shares and the Conversion Shares for Purchaser’s own account for investment only, and not with a view towards their distribution.

(c)       Purchaser Can Protect Its Interest.  Purchaser represents that by reason of its, or of its management’s, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

(d)       U.S. Investors.  If Purchaser is a U.S. person (as defined in Rule 902(o) under the Securities Act), it represents and warrants as follows:

(1)      Purchaser is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect; and

(2)      Purchaser understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(e)       Non-U.S. Investors.  If Purchaser is not a U.S. person (as defined in Rule 902(o) under the Securities Act), it represents and warrants as follows:

 (1)                Purchaser is not a U.S. person and is not acquiring the Series A-3 Preferred Stock purchased hereunder or any shares of Common Stock into which it may convert for the account or benefit of any U.S. person;

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(2)                Purchaser understands that the shares of Series A-3 Preferred Stock it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with Regulation S promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act; and

(3)                Purchaser will not offer or sell the shares of Series A-3 Preferred Stock purchased hereunder, and shares of Common Stock issuable upon conversion of such shares, to a U.S. person or to or for the account or benefit of the U.S. person or to or for the account or benefit of a U.S. person prior to the expiration of the one-year period after the date on which the undersigned purchased such shares.

(f)      Company Information.  Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g)      Residence.  Purchaser is a limited liability company and the office or offices of Purchaser in which its investment decision to purchase Shares was made is located at One Franklin Plaza, Philadelphia, Pennsylvania 19101.

(h)      Foreign Investors.   If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

4.3      Transfer Restrictions.  Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

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5.         Conditions to Closing.

5.1      Conditions to Purchaser’s Obligations at the Closing.  Purchaser’s obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions, any of which may be waived by Purchaser:

(a)      Representations and Warranties True; Performance of Obligations.  The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date (giving full effect to the Updated Schedule of Exceptions), and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing and Purchaser shall receive a certificate from the Chief Executive Officer of the Company acknowledging such.

(b)      Legal Investment.  On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

(c)      Consents, Permits, and Waivers.  The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

(d)      Filing of Restated Charter.  The Restated Charter shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Closing Date.

(e)      Corporate Documents.  The Company shall have delivered to Purchaser or its counsel, copies of all corporate documents of the Company as Purchaser shall reasonably request.

(f)      Reservation of Conversion Shares.  The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

(g)      Secretary’s Certificate.  Purchaser shall have received from the Company’s Secretary, a certificate having attached thereto (i) the Company’s Certificate of Incorporation as in effect at the time of the Closing, (ii) the Company’s Bylaws as in effect at the time of the Closing, (iii) resolutions approved by the Board authorizing the transactions contemplated hereby, (iv) resolutions approved by the Company’s stockholders authorizing the filing of the Restated Charter, and (v) good standing certificates (including tax good standings) with respect to the Company from the applicable authority(ies) in Delaware and any other jurisdiction in which the Company is qualified to do business, dated as of a recent date before the Closing.

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(h)      Investor Rights Agreement.  The Investor Rights Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by the necessary parties thereto.

(i)       Co-Sale Agreement.  The Co-Sale Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the necessary parties thereto.

(j)       Voting Agreements.  The Voting Agreements substantially in the forms attached hereto as Exhibits D and E shall have been executed and delivered by the necessary parties thereto.

(k)      Board Observer Letter Agreement.  The Board Observer Letter Agreement substantially in the form attached hereto as Exhibit F shall have been executed and delivered by the Company.

(l)       Board of Directors.  Upon the Closing, the Board will consist of eight (8) members who shall be Lewis T. Williams, Robert Lee Douglas, Brook Byers, Brian Atwood, Fred Cohen, Mark McDade, Peder K. Jensen and Franklin Berger.

(m)     Legal Opinion.  Purchaser shall have received from legal counsel to the Company an opinion addressed to it, dated as of the Closing Date, in substantially the form attached hereto as Exhibit G.

(n)      Collaboration Agreement.  That certain Respiratory Diseases Research Collaboration and License Agreement, by and between the Company and Purchaser, shall have been executed by the Company and delivered to the Purchaser.

(o)      Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its counsel, and Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

5.2      Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

(a)      Representations and Warranties True.  The representations and warranties in Section 4 made by Purchaser shall be true and correct at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

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(b)      Performance of Obligations.  Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

(c)      Filing of Restated Charter.  The Restated Charter shall have been filed with the Secretary of State of the State of Delaware.

(d)      Investor Rights Agreement.  The Investor Rights Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by the parties thereto.

(e)      Co-Sale Agreement.  The Co-Sale Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

(f)      Voting Agreements.  The Voting Agreements substantially in the forms attached hereto as Exhibits D and E shall have been executed and delivered by the parties thereto.

(g)      Board Observer Letter Agreement.  The Board Observer Letter Agreement substantially in the form attached hereto as Exhibit F shall have been executed and delivered by the Purchaser.

(h)      Collaboration Agreement.  That certain Respiratory Diseases Research Collaboration and License Agreement, by and between the Company and Purchaser, shall have been executed by Purchaser and delivered to the Company.

(i)      Consents, Permits, and Waivers.  The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

6.         Miscellaneous.

6.1      Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California. The Company and Purchaser agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of Santa Clara, California.

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6.2      Survival.  The representations, warranties, covenants and agreements made herein shall survive the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

6.3      Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the Company and Purchaser and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes.

6.4      Entire Agreement.  This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the Company and Purchaser with regard to the subjects hereof and neither the Company nor Purchaser shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. The Company and Purchaser each expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement and the Related Agreements.

6.5      Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.6      Amendment and Waiver.

(a)      This Agreement may be amended or modified only upon the written consent of the Company and holders of at least a majority of the then outstanding Shares (treated as if converted and including any Conversion Shares into which the then outstanding Shares have been converted that have not been sold to the public).

(b)      The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under this Agreement may be waived only with the written consent of the holders of at least a majority of the then outstanding Shares (treated as if converted and including any Conversion Shares into which the then outstanding Shares have been converted that have not been sold to the public).

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(c)      Any amendment or modification of this Agreement which changes the number of Shares to be purchased by Purchaser shall require the consent of Purchaser.

6.7      Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Charter, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Restated Charter or any waiver on such party’s part of any provisions or conditions of this Agreement, the Related Agreements, or the Restated Charter must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Restated Charter, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.8      Waiver of Conflicts.  Each party to this Agreement acknowledges that Cooley LLP (“Cooley”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent Purchaser or its affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of Purchaser or its affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. The Company and Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely the Company, and not Purchaser or any stockholder, director or employee of the Company or Purchaser; and (c) gives its informed consent to Cooley’s representation of the Company in the Financing.

6.9      Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All such notices shall be sent to the address or facsimile number set forth below:

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if to the Company, to:	Five Prime Therapeutics, Inc. Two Corporate Drive South San Francisco, CA 94080 Attention: President & CEO Facsimile No.: 415-365-5601

and:	Five Prime Therapeutics, Inc. Two Corporate Drive South San Francisco, CA 94080 Attention: Legal Department Facsimile No.: 650-583-3164

if to the Purchaser, to:

GlaxoSmithKline

Stevenage R&D

GSK Medicines Research Centre

Gunnels Wood Road

Stevenage, Hertfordshire

SG1 2NY, UK

Facsimile: +44 1438 764 502

Attention: Senior Vice President, Worldwide

    Business Development

With a copy to:	GlaxoSmithKline 2301 Renaissance Boulevard King of Prussia, PA 19406-2772 Facsimile: (610) 787-7084 Attention: Vice President and Associate General Counsel, Business Development Transactions

or at such other address, facsimile number or electronic mail address as the Company or Purchaser may designate by ten (10) days advance written notice to the other party hereto.

6.10    Expenses.  Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

6.11    Attorneys’ Fees.  In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

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6.12      Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.13      Counterparts.  This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

6.14      Broker’s Fees.  Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.14 being untrue.

6.15      Pronouns.  All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

6.16      California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

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IN WITNESS WHEREOF, the Company and Purchaser have executed this Series A-3 Preferred Stock Purchase Agreement as of the Agreement Date.

Five Prime Therapeutics, Inc.	Glaxo Group Limited

By:	By:
Lewis T. Williams
President & Chief Executive Officer	Name:

Its:

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Exhibit C

Press Release

FIVE PRIME THERAPEUTICS ANNOUNCES SECOND STRATEGIC

ALLIANCE WITH GLAXOSMITHKLINE

NEW COLLABORATION IS FOCUSED ON THE DISCOVERY OF

INNOVATIVE THERAPEUTICS FOR RESPIRATORY DISEASES

SOUTH SAN FRANCISCO, California – April     , 2012.  Five Prime Therapeutics, Inc. (FivePrime), a leader in the discovery and development of innovative biologics, announced today that it has entered into its second strategic drug discovery alliance with GlaxoSmithKline (NYSE: GSK) within two years. This new collaboration gives GSK exclusive access to FivePrime’s drug discovery platforms in up to six programs to identify first-in-class agents and new mechanisms relevant to refractory asthma and chronic obstructive pulmonary disease (COPD).

Under the terms of the agreement, GSK will receive access to FivePrime’s comprehensive, proprietary collection of functional human secreted proteins and transmembrane receptor proteins and FivePrime will apply its technology platforms to identify and validate potential drug targets and drug candidates. GSK has an option to exclusively license selected targets discovered by FivePrime in the collaboration. For a majority of licensed targets, GSK would take on sole responsibility for additional preclinical studies, clinical development, manufacturing and worldwide commercialization of products. For a limited number of GSK-licensed targets, FivePrime would have the opportunity to advance biologic products through human proof-of-mechanism clinical studies, after which GSK would have an exclusive option to exclusively license global rights for such products in exchange for enhanced financial payments to FivePrime.

FivePrime would be eligible to receive up to $30 million over the next four years from an upfront fee, the purchase of FivePrime equity by GSK, research funding, and option payments related to the research program. In addition, in the event that GSK licenses a candidate after FivePrime has developed such candidate through the proof-of-mechanism stage, FivePrime would be eligible for up to $193.5 million in potential option exercise fees and milestone payments, as well as tiered royalties on global net sales for each product resulting from a selected drug target.

“We are delighted to form this second strategic alliance with GSK to find first-in-class drugs and drug targets for treatment-refractory respiratory diseases, which is a core area for FivePrime. GSK is a leader in the research and development of respiratory products

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and brings tremendous expertise to the collaboration. Our existing GSK alliance to discover products for skeletal muscle disorders, which was recently expanded last year, is making great progress, so we are extremely pleased to enter into this additional collaboration.” said Lewis T. “Rusty” Williams, MD, PhD, Founder, President and CEO of FivePrime.

About FivePrime

Five Prime Therapeutics, Inc. is a clinical-stage, privately held, biotechnology company with a strong pipeline of antibodies and ligand traps for cancer, autoimmunity and respiratory diseases. FivePrime has differentiated discovery capabilities built on its comprehensive library of secreted and extracellular human proteins, which it leverages in cell-based assays, in vivo models and receptor-ligand matching screens to identify medically relevant new targets and therapeutic proteins. FivePrime has entered into a collaboration agreement to develop and commercialize its lead product, FP-1039 (HGS1036), with Human Genome Sciences, Inc. in the United States, Canada and the EU. FivePrime has also established significant collaborations for the discovery of innovative biologics in specific therapeutic areas with several leading pharmaceutical companies, including Pfizer and Centocor. For more information about FivePrime, please visit FivePrime’s web site at www.fiveprime.com.

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Exhibit D

PREVENTION OF CORRUPTION – THIRD PARTY GUIDELINES

The GSK Anti-Bribery and Corruption Policy (POL-GSK-007) requires compliance with the highest ethical standards and all anti-corruption laws applicable in the countries in which GSK (whether through a third party or otherwise) conducts business. POL-GSK-007 requires all GSK employees and any third party acting for or on behalf of GSK to ensure that all dealings with third parties, both in the private and government sectors, are carried out in compliance with all relevant laws and regulations and with the standards of integrity required for all GSK business. GSK values integrity and transparency and has zero tolerance for corrupt activities of any kind, whether committed by GSK employees, officers, or third-parties acting for or on behalf of the GSK.

Corrupt Payments – GSK employees and any third party acting for or on behalf of GSK, shall not, directly or indirectly, promise, authorise, ratify or offer to make or make any “payments” of “anything of value” (as defined in the glossary section) to any individual (or at the request of any individual) including a “government official” (as defined in the glossary section) for the improper purpose of influencing or inducing or as a reward for any act, omission or decision to secure an improper advantage or to improperly assist the company in obtaining or retaining business.

Government Officials – Although GSK’s policy prohibits payments by GSK or third parties acting for or on its behalf to any individual, private or public, as a “quid pro quo” for business, due to the existence of specific anticorruption laws in the countries where we operate, this policy is particularly applicable to “payments” of “anything of value” (as defined in the glossary section), or at the request of, “government officials” (as defined in the glossary section).

Facilitating Payments – For the avoidance of doubt, facilitating payments (otherwise known as “greasing payments” and defined as payments to an individual to secure or expedite the performance of a routine government action by government officials) are no exception to the general rule and therefore prohibited.

GLOSSARY

The terms defined herein should be construed broadly to give effect to the letter and spirit of the ABAC Policy. GSK is committed to the highest ethical standards of business dealings and any acts that create the appearance of promising, offering, giving or authorising payments prohibited by this policy will not be tolerated.

Anything of Value: this term includes cash or cash equivalents, gifts, services, employment offers, loans, travel expenses, entertainment, political contributions, charitable donations, subsidies, per diem payments, sponsorships, honoraria or provision of any other asset, even if nominal in value.

Payments: this term refers to and includes any direct or indirect offers to pay, promises to pay, authorisations of or payments of anything of value.

Government Official shall mean:

•	Any officer or employee of a government or any department, agency or instrument of a government;

•	Any person acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government;

•	Any officer or employee of a company or business owned in whole or part by a government;

•	Any officer or employee of a public international organisation such as the World Bank or United Nations;

•	Any officer or employee of a political party or any person acting in an official capacity on behalf of a political party; and/or

•	Any candidate for political office.

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Exhibit E

Material Transfer Record

Glaxo Group Limited (“GSK”)

[insert relevant site address]

and

Five Prime Therapeutics, Inc. (“FivePrime”)

2 Corporate Drive

South San Francisco, CA 94080

The Material(s) described below is/are supplied by                              (the “Providing Party”) to                                      (the “Receiving Party”) subject to the terms and conditions of Section 3.5.7 of that certain Respiratory Diseases Research Collaboration and License Agreement, effective                 , 2012, by and between FivePrime and GSK (the “Agreement”). Duplicate originals of this Material Transfer Record (“MTR”) shall be executed and one (1) fully-executed MTR shall be given to the Providing Party and one to the Receiving Party.

Type and Name of Material Transferred	Amount of Material Transferred	Proposed Use	Date of Transfer	Received by	Sent by

By signing below, the designated FivePrime Representative and the designated GSK Representative acknowledge that they understand and will abide by the terms and conditions in the Agreement under which the Material(s) is/are provided.

Providing Party Representative (Printed Name and Signature)

Receiving Party Representative (Printed Name and Signature)

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Note: A copy of each completed MTR is to be provided to                              (for GSK) and to Elizabeth Bosch (for FivePrime). This MTR should not be used to transfer any materials in which third parties may have rights, or which may infringe, or violate any intellectual property rights held by any third party. If there are any questions about the appropriateness of a transfer, please contact the GSK Representative or the FivePrime Representative identified herein before making the transfer.

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Exhibit F

   Items required to enable Technical Transfer

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